Exhibit 4.1

================================================================================


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                                    Depositor

                                       and

                           MIDLAND LOAN SERVICES, L.P.
                      Master Servicer and Special Servicer

                                       and

                             LASALLE NATIONAL BANK,
                                     Trustee

                                       and

                               ABN AMRO BANK N.V.
                                  Fiscal Agent


                        ---------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of February 1, 1996
                        ---------------------------------

                                 $212,045,633.94

                       Mortgage Pass-Through Certificates

                                 Series 1996-C1



================================================================================

                                TABLE OF CONTENTS

                                -----------------

         SECTION                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS
         1.01.     Defined Terms.............................................  4
         Accrued Certificate Interest........................................  4
         Acquisition Date....................................................  4
         Additional Trust Fund Expense.......................................  5
         Adjusted Treasury Yield.............................................  5
         Advance   ..........................................................  5
         Adverse REMIC Event.................................................  5
         Affiliate ..........................................................  5
         Agreement ..........................................................  5
         Appraisal ..........................................................  5
         Appraisal ..........................................................  5
         Assigned Asset Value................................................  6
         Assignment of Leases................................................  6
         Assumed Final Distribution Date.....................................  6
         Assumed Scheduled Payment...........................................  6
         Available Distribution Amount.......................................  7
         Balloon Payment.....................................................  7
         Breach    ..........................................................  7
         Book-Entry Certificate..............................................  7
         Business Day........................................................  7
         CERCLA    ..........................................................  8
         Certificate.........................................................  8
         Certificate Account.................................................  8
         Certificate Factor..................................................  8
         Certificateholder...................................................  8
         Certificate Notional Amount.........................................  8
         Certificate Owner...................................................  8
         Certificate Principal Balance.......................................  9
         Certificate Register................................................  9
         Certificate Registrar...............................................  9
         Class     ..........................................................  9
         Class A Certificate.................................................  9
         Class A-1 Certificate...............................................  9
         Class A-2 Certificate...............................................  9
         Class A Principal Distribution Cross-Over Date......................  9
         Class B Certificate.................................................  9
         Class C Certificate.................................................  9
         Class D Certificate.................................................  9

         SECTION                                                            PAGE

         Class E Certificate................................................. 10
         Class F Certificate................................................. 10
         Class G Certificate................................................. 10
         Class IO Certificate................................................ 10
         Class Notional Amount............................................... 10
         Class Principal Balance............................................. 10
         Class R-I Certificate............................................... 10
         Class R-II Certificate.............................................. 10
         Class R-II Distribution Amount...................................... 10
         Class R-III Certificate............................................. 11
         Closing Date........................................................ 11
         Code      .......................................................... 11
         Collection Period................................................... 11
         Collection Report................................................... 11
         Component .......................................................... 11
         Component Notional Amount........................................... 11
         Controlling Class................................................... 11
         Comparative Financial Status Report................................. 12
         Corporate Trust Office.............................................. 12
         Corrected Mortgage Loan............................................. 12
         Cross-Collateralized Mortgage Loan.................................. 12
         Custodian .......................................................... 12
         Cut-off Date........................................................ 12
         Cut-off Date Balance................................................ 12
         Debt Service Coverage Ratio......................................... 12
         Defaulted Mortgage Loan............................................. 13
         Definitive Certificate.............................................. 13
         Delinquent Loan Status Report....................................... 13
         Depositor .......................................................... 13
         Depository.......................................................... 13
         Depository Participant.............................................. 13
         Determination Date.................................................. 13
         Directly Operate.................................................... 13
         Disqualified Organization........................................... 14
         Distribution Account................................................ 14
         Distribution Date................................................... 14
         Distribution Date Statement......................................... 14
         Document Defect..................................................... 14
         Due Date  .......................................................... 14
         Effective Pass-Through Rate......................................... 14
         Eligible Account.................................................... 15
         ERISA     .......................................................... 15
         Escrow Payment...................................................... 15
         Event of Default.................................................... 15

         SECTION                                                            PAGE

         Exchange Act........................................................ 15
         Extension Adviser................................................... 15
         FDIC      .......................................................... 15
         FHLMC     .......................................................... 15
         Final Recovery Determination........................................ 15
         Fiscal Agent........................................................ 16
         Fitch     .......................................................... 16
         FNMA      .......................................................... 16
         Hazardous Materials................................................. 16
         Historical Loan Modification Report................................. 16
         Historical Loss Estimate Report..................................... 16
         Holder    .......................................................... 16
         HUD-Approved Servicer............................................... 17
         Independent......................................................... 17
         Independent Contractor.............................................. 17
         Initial Class Notional Amount....................................... 17
         Initial Class Principal Balance..................................... 17
         Insurance Policy.................................................... 18
         Insurance Proceeds.................................................. 18
         Interest Distribution Amount........................................ 18
         Interested Person................................................... 18
         Issue Price......................................................... 18
         Investment Account.................................................. 18
         Late Collections.................................................... 18
         Liquidation Event................................................... 19
         Liquidation Expenses................................................ 19
         Liquidation Proceeds................................................ 19
         Loss Reimbursement Amount........................................... 19
         LPAS Report......................................................... 20
         Majority Subordinate Certificateholder.............................. 20
         Master Servicer..................................................... 20
         Master Servicer Reports............................................. 20
         Master Servicing Advances........................................... 20
         Master Servicing Fee................................................ 20
         Master Servicing Fee Rate........................................... 21
         Modification Fee.................................................... 21
         Modified Mortgage Loan.............................................. 21
         Monthly Payment..................................................... 21
         Mortgage  .......................................................... 21
         Mortgage File....................................................... 21
         Mortgage Loan....................................................... 24
         Mortgage Loan Purchase Agreement.................................... 24
         Mortgage Loan Schedule.............................................. 24
         Mortgage Loan Seller................................................ 24

         SECTION                                                            PAGE

         Mortgage Note....................................................... 24
         Mortgage Pool....................................................... 24
         Mortgage Rate....................................................... 24
         Mortgaged Property.................................................. 25
         Mortgagor .......................................................... 25
         Net Aggregate Prepayment Interest Shortfall......................... 25
         Net Investment Earnings............................................. 25
         Net Investment Loss................................................. 25
         Net Mortgage Rate................................................... 25
         Net Operating Income................................................ 25
         NOI Adjustment Worksheet............................................ 25
         Nonrecoverable Advance.............................................. 26
         Nonrecoverable P&I Advance.......................................... 26
         Nonrecoverable Servicing Advance.................................... 26
         Non-Registered Certificate.......................................... 26
         Non-United States Person............................................ 26
         OA Extension........................................................ 26
         OA Extension Period................................................. 26
         Officer's Certificate............................................... 26
         Operating Adviser................................................... 26
         Operating Statement Analysis........................................ 26
         Opinion of Counsel.................................................. 27
         OTS       .......................................................... 27
         Ownership Interest.................................................. 27
         Pass-Through Rate................................................... 27
         Penalty Interest.................................................... 28
         Percentage Interest................................................. 28
         Permitted Investments............................................... 28
         Permitted Transferee ............................................... 30
         Person    .......................................................... 30
         Phase I Environmental Assessment.................................... 30
         P&I Advance......................................................... 30
         P&I Advance Date.................................................... 30
         Plan      .......................................................... 30
         Plurality Residual Certificateholder................................ 30
         Prepayment Assumption............................................... 30
         Prepayment Interest Excess.......................................... 30
         Prepayment Interest Shortfall....................................... 30
         Prepayment Premium.................................................. 31
         Prime Rate.......................................................... 31
         Principal Balance Certificate....................................... 31
         Principal Distribution Amount....................................... 31
         Principal Prepayment................................................ 32
         Prospectus.......................................................... 32

         SECTION                                                            PAGE

         Prospectus Supplement............................................... 32
         PTCE      .......................................................... 32
         Purchase Price...................................................... 32
         Qualified Institutional Buyer....................................... 33
         Qualified Insurer................................................... 33
         Rated Final Distribution Date....................................... 33
         Rating Agency....................................................... 33
         Realized Loss....................................................... 33
         Record Date......................................................... 34
         Registered Certificate.............................................. 34
         Reimbursement Rate.................................................. 34
         REMIC     .......................................................... 34
         REMIC I   .......................................................... 34
         REMIC I Regular Interest............................................ 34
         REMIC I Remittance Rate............................................. 35
         REMIC II  .......................................................... 35
         REMIC II Regular Interest........................................... 35
         REMIC II Remittance Rate............................................ 35
         REMIC III .......................................................... 35
         REMIC III Certificate............................................... 35
         REMIC III Regular Certificate....................................... 35
         REMIC Provisions.................................................... 35
         Rents from Real Property............................................ 36
         REO Account......................................................... 36
         REO Acquisition..................................................... 36
         REO Disposition..................................................... 36
         REO Extension....................................................... 36
         REO Loan  .......................................................... 36
         REO Property........................................................ 36
         REO Revenues........................................................ 37
         REO Status Report................................................... 37
         REO Tax   .......................................................... 37
         Request for Release................................................. 37
         Required Appraisal Loan............................................. 37
         Reserve Account..................................................... 37
         Reserve Funds....................................................... 37
         Residual Certificate................................................ 37
         Resolution Fee...................................................... 37
         Responsible Officer................................................. 37
         Rule 144A .......................................................... 38
         Salomon Brothers.................................................... 38
         Scheduled Payment................................................... 38
         Securities Act...................................................... 38
         Security Agreement.................................................. 38

         SECTION                                                            PAGE

         Senior Certificate.................................................. 38
         Servicing Account................................................... 38
         Servicing Advances.................................................. 38
         Servicing Fees...................................................... 38
         Servicing File...................................................... 38
         Servicing Officer................................................... 38
         Servicing Standard.................................................. 39
         Servicing Transfer Event............................................ 39
         Single Certificate.................................................. 39
         Special Servicer.................................................... 39
         Special Servicing Advances.......................................... 39
         Special Servicing Fee............................................... 40
         Special Servicing Fee Rate.......................................... 40
         Specially Serviced Mortgage Loan.................................... 40
         Standard & Poor's................................................... 42
         Startup Day......................................................... 42
         Stated Maturity Date................................................ 42
         Stated Principal Balance............................................ 42
         Subordinated Certificate............................................ 43
         Sub-Servicer........................................................ 43
         Sub-Servicing Agreement............................................. 43
         Tax Matters Person.................................................. 43
         Tax Returns......................................................... 43
         Transfer ........................................................... 43
         Transferee.......................................................... 43
         Transferor.......................................................... 43
         Trust Fund.......................................................... 43
         Trustee ............................................................ 43
         Trustee's Fee....................................................... 43
         Trustee's Fee Rate.................................................. 44
         UCC ................................................................ 44
         UCC Financing Statement............................................. 44
         Uncertificated Accrued Interest..................................... 44
         Uncertificated Distributable Interest............................... 44
         Uncertificated Principal Balance.................................... 45
         Underwriter......................................................... 45
         United States Person................................................ 45
         Unmodified Net Mortgage Rate........................................ 45
         USPAP .............................................................. 45
         Voting Rights....................................................... 46
         Weighted Average REMIC I Remittance Rate............................ 46
         Weighted Average REMIC II Remittance Rate........................... 46
         Weighted Average Unmodified Net Mortgage Rate....................... 46

         SECTION                                                            PAGE


                                   ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES


         2.01.     Conveyance of Mortgage Loans.............................. 47
         2.02.     Acceptance of REMIC I by Trustee.......................... 48
         2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans for Document Defects and Breaches of Representations and
                   Warranties................................................ 49
         2.04.     Representations and Warranties of Depositor............... 50
         2.05. Execution, Authentication and Delivery of Class R-I Certificates; Creation of REMIC I Regular
                   Interests................................................. 52
         2.06.     Conveyance of REMIC I Regular Interests; Acceptance of
                   REMIC II by Trustee....................................... 52
         2.07.     Execution, Authentication and Delivery of Class R-II
                   Certificates.............................................. 53
         2.08.     Conveyance of REMIC II Regular Interests; Acceptance of
                   REMIC III by Trustee...................................... 53
         2.09.     Execution, Authentication and Delivery of REMIC III
                   Certificates.............................................. 53

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND


         3.01.     Administration of the Mortgage Loans; Reimbursement of
                   Special Servicing Advances................................ 54
         3.02.     Collection of Mortgage Loan Payments...................... 55
         3.03.     Collection of Taxes, Assessments and Similar Items;
                   Servicing Accounts........................................ 56
         3.04.     Certificate Account and Distribution
                   Account................................................... 58
         3.05.     Permitted Withdrawals From the Certificate Account and
                   the Distribution Account.................................. 61

         SECTION                                                            PAGE

         3.06. Investment of Funds in the Certificate Account, the Distribution Account and the REO
                   Account...............................................     65
         3.07.     Maintenance of Insurance Policies; Errors and Omissions
                   and Fidelity Coverage..................................... 67
         3.08.     Enforcement of Alienation Clauses......................... 69
         3.09.     Realization Upon Defaulted Mortgage
                   Loans..................................................... 69
         3.10.     Trustee to Cooperate; Release of Mortgage
                   Files..................................................... 73
         3.11.     Servicing Compensation.................................... 74
         3.12.     Property Inspections; Collection of Financial
                   Statements; Delivery of Certain Reports................... 77
         3.13.     Annual Statement as to Compliance......................... 78
         3.14.     Reports by Independent Public
                   Accountants............................................... 78
         3.15.     Access to Certain Information............................. 79
         3.16.     Title to REO Property; REO Account........................ 79
         3.17.     Management of REO Property................................ 80
         3.18.     Sale of Mortgage Loans and REO
                   Properties................................................ 83
         3.19.     Additional Obligations of the Master Servicer, Special
                   Servicer and Trustee...................................... 87
         3.20.     Modifications, Waivers, Amendments and
                   Consents.................................................. 88
         3.21.     Transfer of Servicing Between Master Servicer and
                   Special Servicer; Record Keeping.......................... 90
         3.22.     Sub-Servicing Agreements.................................. 91
         3.23.     Representations and Warranties of Master
                   Servicer.................................................. 93
         3.24.     Representations and Warranties of Special
                   Servicer.................................................. 95
         3.25.     Operating Adviser; Extension Adviser;
                   Elections................................................. 96
         3.26.     Limitation on Liability of Operating Advis- er and
                   Extension Adviser......................................... 98
         3.27.     Duties of Operating Adviser and Extension
                   Adviser................................................... 99
         3.28      Special Servicer to Cooperate with the Operating
                   Adviser and the Extension Adviser.........................101
         3.29.     Servicing Advances........................................102

         SECTION                                                            PAGE


                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS


         4.01.     Distributions.............................................104
         4.02.     Statements to Certificateholders..........................113
         4.03.     P&I Advances..............................................121
         4.04.     Allocation of Realized Losses and Additional Trust Fund
                   Expenses..................................................123
         4.05.     Calculations..............................................124
         4.06.     Use of Agents.............................................124

                                    ARTICLE V

                                THE CERTIFICATES


         5.01.     The Certificates..........................................125
         5.02.     Registration of Transfer and Exchange of
                   Certificates..............................................126
         5.03.     Book-Entry Certificates...................................132
         5.04.     Mutilated, Destroyed, Lost or Stolen
                   Certificates..............................................133
         5.05.     Persons Deemed Owners.....................................133

                                   ARTICLE VI

                  THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER


         6.01.     Liability of Depositor, Master Servicer and Special
                   Servicer..................................................134
         6.02.     Merger, Consolidation or Conversion of Depositor or
                   Master Servicer or Special Servicer.......................134
         6.03.     Limitation on Liability of Depositor, Master Servicer
                   and Special Servicer......................................135
         6.04.     Master Servicer and the Special Servicer Not to
                   Resign....................................................136
         6.05.     Rights of Depositor and Trustee in Respect of Master
                   Servicer and the Special Servicer.........................136

         SECTION                                                            PAGE

         6.06.     Depositor, Master Servicer and Special Servicer to
                   Cooperate with Trustee....................................137
         6.07.     Depositor, Trustee and Special Servicer to Cooperate
                   with Master Servicer......................................137
         6.08.     Depositor, Master Servicer and Trustee to Cooperate
                   with Special Servicer.....................................137
         6.09      Termination of Special Servicer at the Direction of the
                   Operating Advisor.........................................137

                                   ARTICLE VII

                                     DEFAULT


         7.01.     Events of Default.........................................139
         7.02.     Trustee to Act; Appointment of Successor..................141
         7.03.     Notification to Certificateholders........................143
         7.04.     Waiver of Events of Default...............................143
         7.05.     Additional Remedies of Trustee Upon Event of
                   Default...................................................143

                                  ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE FISCAL AGENT


         8.01.     Duties of Trustee.........................................145
         8.02.     Certain Matters Affecting Trustee.........................147
         8.03. Trustee and Fiscal Agent Not Liable for Validity or Sufficiency of Certificates or Mortgage
                   Loans.....................................................148
         8.04.     Trustee and Fiscal Agent May Own
                   Certificates..............................................150
         8.05.     Fees and Expenses of Trustee; Indemnification of
                   Trustee...................................................150
         8.06.     Eligibility Requirements for Trustee......................151
         8.07.     Resignation and Removal of Trustee........................152
         8.08.     Successor Trustee.........................................153
         8.09.     Merger or Consolidation of Trustee........................154
         8.10.     Appointment of Co-Trustee or Separate
                   Trustee...................................................154
         8.11.     Appointment of Custodians.................................155
         8.12.     Access to Certain Information.............................155

         SECTION                                                            PAGE

         8.13.     Representations and Warranties of
                   Trustee...................................................156
         8.14.     Access to Information Reports to the Securities and
                   Exchange Commission.......................................158
         8.15.     The Fiscal Agent..........................................159

                                   ARTICLE IX

                                   TERMINATION


         9.01.     Termination Upon Repurchase or Liquida- tion of All
                   Mortgage Loans............................................161
         9.02.     Additional Termination Requirements.......................166

                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS


         10.01.    REMIC Administration......................................168

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS


         11.01.    Amendment.................................................173
         11.02.    Counterparts..............................................175
         11.03.    Limitation on Rights of Certificateholders................175
         11.04.    Governing Law.............................................176
         11.05.    Notices...................................................176
         11.06.    Severability of Provisions................................176
         11.07.    Grant of a Security Interest..............................176
         11.08.    Successors and Assigns; Beneficiaries.....................177
         11.09.    Article and Section Headings..............................177
         11.10.    Notices to Rating Agencies................................178
         11.11.    Complete Agreement........................................179

                                                     EXHIBITS

                                                                                     SECTION
EXHIBIT DESCRIPTION                                   EXHIBIT NO.                   REFERENCE


Form of Class A-1 Certificate                                A-1                    Section  1.01   Definition   of
                                                                                    "Class A-1 Certificate"

Form of Class A-2 Certificate                                A-2                    Section  1.01   Definition   of
                                                                                    "Class A-2 Certificate"

Form of Class B Certificate                                  A-3                    Section  1.01   Definition   of
                                                                                    "Class B Certificate"

Form of Class C Certificate                                  A-4                    Section  1.01   Definition   of
                                                                                    "Class C Certificate"

Form of Class D Certificate                                  A-5                    Section  1.01   Definition   of
                                                                                    "Class D Certificate"

Form of Class E Certificate                                  A-6                    Section  1.01   Definition   of
                                                                                    "Class E Certificate"

Form of Class F Certificate                                  A-7                    Section  1.01   Definition   of
                                                                                    "Class F Certificate"

Form of Class G Certificate                                  A-8                    Section  1.01   Definition   of
                                                                                    "Class G Certificate"

Form of Class IO Certificate                                 A-9                    Section  1.01   Definition   of
                                                                                    "Class IO Certificate"

Form of Class R-I Certificate                                A-10                   Section  1.01   Definition   of
                                                                                    "Class R-I Certificate"

Form of Class R-II Certificate                               A-11                   Section  1.01   Definition   of
                                                                                    "Class R-II Certificate"

Form of Class R-III Certificate                              A-12                   Section  1.01   Definition   of
                                                                                    "Class R-III Certificate"

Mortgage Loan Schedule                                       B                      Section  1.01   Definition   of
                                                                                    "Mortgage                  Loan
                                                                                    Schedule"

Schedule of Exceptions to Mortgage

                                                                                     SECTION
EXHIBIT DESCRIPTION                                   EXHIBIT NO.                   REFERENCE


  File Delivery                                              C                      Section 2.02(a)

Form of Master Servicer Request
  for Release                                                D-1                    Section  1.01   Definition   of
                                                                                    "Request     for      Release";
                                                                                    Section    2.03(b);     Section
                                                                                    3.10(a);       and      Section
                                                                                    3.10(b)

Form of Special Servicer
  Request for Release                                        D-2                    Section  1.01   Definition   of
                                                                                    "Request     for      Release";
                                                                                    Section 3.10(b)

Comparative Financial Status Report                          E-1                    Section    1.01     Definitions
                                                                                    of                 "Comparative
                                                                                    Financial   Status      Report"
                                                                                    and      "Master       Servicer
                                                                                    Reports";    Section    4.02(b)

Delinquent Loan Status Report                                E-2                    Section    1.01     Definitions
                                                                                    of       "Delinquent       Loan
                                                                                    Status        Report"       and
                                                                                    "Master                Servicer
                                                                                    Reports"; Section 4.02(b)

Historical Loan Modification Report                          E-3                    Section    1.01     Definitions
                                                                                    of       "Historical       Loan
                                                                                    Modification     Report"    and
                                                                                    "Master                Servicer
                                                                                    Reports"; Section 4.02(b)

Historical Loss Estimate Report                              E-4                    Section    1.01     Definitions
                                                                                    of      "Historical        Loss
                                                                                    Estimate      Report"       and
                                                                                    "Master                Servicer
                                                                                    Reports";    Section    4.02(b)

                                                                                     SECTION
EXHIBIT DESCRIPTION                                   EXHIBIT NO.                   REFERENCE

REO Status Report                                            E-5                    Section    1.01     Definitions
                                                                                    of    "REO    Status    Report"
                                                                                    and      "Master       Servicer
                                                                                    Reports"; Section 4.02(b)

Operating Statement Analysis                                 E-6                    Section    1.01     Definitions
                                                                                    of     "Operating     Statement
                                                                                    Analysis"      and      "Master
                                                                                    Servicer              Reports";
                                                                                    Section 4.02(b)

Copy of Letter of Representations
  among Depositor, Trustee
  and initial Depository                                     F                      Section 4.01(d)

Form of Certificate from Holder
  (Transferor) of a Certificate
  to the Certificate Registrar                               G-1                    Section 5.02(b)

Form of Certificate from Proposed
  Transferee to Certificate
  Registrar                                                  G-2                    Section 5.02(b)

Form of Certificate from Transferee
  to Certificate Registrar                                   G-3                    Section 5.02(b)

Form of Transfer Affidavit and
  Agreement regarding Class R-I
  Certificates                                               H-1                    Section 5.02(d)(i)(B)

Form of Transferor Certificate
  regarding Class R-I Certificates                           H-2                    Section 5.02(d)(i)(D)

Form of Transfer Affidavit and
  Agreement regarding Class R-II
  Certificates                                               I-1                    Section 5.02(d)(i)(B)

                                                                                     SECTION
EXHIBIT DESCRIPTION                                   EXHIBIT NO.                   REFERENCE
Form of Transferor Certificate
  regarding Class R-II Certificates                          I-2                    Section 5.02(d)(i)(D)

Form of Transfer Affidavit and
  Agreement regarding Class R-III
  Certificates                                               J-1                    Section 5.02(d)(i)(B)

Form of Transferor Certificate
  regarding Class R-III Certificates                         J-2                    Section 5.02(d)(i)(D)

Form of UCC-1 financing
  statement                                                  K                      Section 11.07

Mortgage Loan
  Representations and Warranties                             L                      Section 2.01(e)

Form of Lost Note Affidavit
  and Indemnity                                              M                      Section  1.01   Definition   of
                                                                                    "Mortgage File"

                  This Pooling and Servicing Agreement (this "Agreement"), is dated and effective as of February 1, 1996, among SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., as Depositor, MIDLAND LOAN SERVICES, L.P., as Master Servicer and Special Servicer, LASALLE NATIONAL BANK, as Trustee, and ABN AMRO BANK N.V., as Fiscal Agent.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell the Certificates to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund to be created hereunder.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I". The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. Each of the REMIC I Regular Interests will relate to a specific Mortgage Loan. Each REMIC I Regular Interest will have a REMIC I Remittance Rate equal to the Net Mortgage Rate of the Mortgage Loan to which such REMIC I Regular Interest relates, an initial Uncertificated Principal Balance equal to the Cut-off Date Balance of the Mortgage Loan to which such REMIC I Regular Interest relates and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), a "latest possible maturity date" set to the Stated Maturity Date of the Mortgage Loan to which such REMIC I Regular Interest relates. None of the REMIC I Regular Interests will be certificated.

                    As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.

                           REMIC II                      INITIAL UNCERTIFICATED               LATEST POSSIBLE
DESIGNATION             REMITTANCE RATE                     PRINCIPAL BALANCE                MATURITY DATE (2)
-----------         -----------------------              -----------------------             -----------------

      U                     Variable(1)                    $50,000,000                     January 20, 2006
      V                     Variable(1)                    $81,468,000                     January 20, 2006
      W                     Variable(1)                    $14,843,000                     January 20, 2006
      X                     Variable(1)                    $14,843,000                     January 20, 2006
      Y                     Variable(1)                    $ 9,542,000                     January 20, 2006
      Z                     Variable(1)                    $41,349,634                     January 20, 2006

----------------------

(1)   Calculated in accordance with the definition of "REMIC II Remittance
      Rate".

(2) Set to the first Distribution Date that follows the Stated Maturity Date for the Mortgage Loan with the longest remaining term to scheduled maturity.

                    As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial Class Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the Classes of Certificates or Components thereof representing "regular interests" in REMIC III.

   CLASS                                                       INITIAL CLASS                  LATEST POSSIBLE
DESIGNATION             PASS-THROUGH RATE                    PRINCIPAL BALANCE               MATURITY DATE (5)
-----------         -------------------------            ------------------------            -----------------

Component IO-U(1)             0.5344% per annum              N/A(4)                      January 20, 2006
Component IO-V(1)                Variable(3)                 N/A(4)                      January 20, 2006
Component IO-W(1)                Variable(3)                 N/A(4)                      January 20, 2006
Component IO-X(1)                Variable(3)                 N/A(4)                      January 20, 2006
Component IO-Y(1)                Variable(3)                 N/A(4)                      January 20, 2006
 Class A-1                    6.4690% per annum              $50,000,000.00              January 20, 2006
 Class A-2                    6.7803% per annum              $81,468,000.00              January 20, 2006
 Class B                      7.1267% per annum              $14,843,000.00              January 20, 2006
 Class C                      7.3011% per annum              $14,843,000.00              January 20, 2006
 Class D                      7.7490% per annum              $ 9,542,000.00                      January 20, 2006
 Class E                         Variable(3)                 $21,204,000.00              January 20, 2006
 Class F                         Variable(3)                 $11,132,000.00              January 20, 2006
 Class G                         Variable(3)                 $ 9,013,633.94              January 20, 2006

---------------------------------
(1) Constitutes a separate "regular interest" in REMIC III represented by the Class IO Certificates. For purposes of the discussion in the Prospectus Supplement, Component IO-U, Component IO-V, Component IO-W, Component IO-X and Component IO-Y generally correspond to "Component A-1", "Component A-2", "Component B,", Component C" and Component D", respectively, referred to in the Prospectus Supplement.

(2) Only applicable to the calculation of Accrued Certificate Interest in respect of such component for Distribution Dates through and including the Distribution Date in January 2006. Thereafter, 0% per annum.

(3)      Calculated in accordance with the definition of "Pass-Through Rate".

(4) Component IO-U, Component IO-V, Component IO-W, Component IO-X and Component IO-Y will not have stated principal amounts. Rather each will accrue interest as provided herein on a Component Notional Amount equal to: (i) in the case of Component IO-U, the Uncertificated Principal Balance of REMIC II Regular Interest U outstanding from time to time;
         (ii) in the case of Component IO-V, the Uncertificated Principal Balance of REMIC II Regular Interest V outstanding from time to time;
         (iii) in the case of Component IO-W, the Uncertificated Principal Balance of REMIC II Regular Interest W outstanding from time to time;
         (iv) in the case of Component IO-X, the Uncertificated Principal Balance of REMIC II Regular Interest X outstanding from time to time; and (v) in the case of Component IO-Y, the Uncertificated Principal Balance of REMIC II Regular Interest Y outstanding from time to time.

(5) Set to the first Distribution Date that follows the Stated Maturity Date for the Mortgage Loan with the longest remaining term to scheduled maturity.

                  The aggregate Cut-off Date Balance of the Mortgage Loans, the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests, the aggregate Uncertificated Principal Balance of the REMIC II Regular Interests, and the aggregate Class Principal Balance of the respective Classes of REMIC III Regular Certificates in each case will be $212,045,633.94.

                  Capitalized terms used but not otherwise defined in this Preliminary Statement, have the meanings assigned thereto in Article I.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.             Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accrued Certificate Interest": With respect to any Class of Principal Balance Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued on the related Class Principal Balance outstanding immediately prior to such Distribution Date. With respect to the Class IO Certificates for any Distribution Date up to and including the Distribution Date in January 2006, the aggregate of: (i) one month's interest at the Pass-Through Rate applicable to Component IO-U for such Distribution Date, accrued on the Component Notional Amount of Component IO-U outstanding immediately prior to such Distribution Date; (ii) one month's interest at the Pass-Through Rate applicable to Component IO-V for such Distribution Date, accrued on the Component Notional Amount of Component IO-V outstanding immediately prior to such Distribution Date; (iii) one month's interest at the Pass-Through Rate applicable to Component IO-W for such Distribution Date, accrued on the Component Notional Amount of Component IO-W outstanding immediately prior to such Distribution Date; (iv) one month's interest at the Pass-Through Rate applicable to Component IO-X for such Distribution Date, accrued on the Component Notional Amount of Component IO-X outstanding immediately prior to such Distribution Date; and (v) one month's interest at the Pass-Through Rate applicable to Component IO-Y for such Distribution Date, accrued on the Component Notional Amount of Component IO-Y outstanding immediately prior to such Distribution Date. With respect to the Class IO Certificates for any Distribution Date after the Distribution Date in January 2006, zero. Accrued Certificate Interest for each Class of REMIC III Regular Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Without affecting the amount of Accrued Certificate Interest in respect of any Class of REMIC III Regular Certificates for any Distribution Date, the "accrual period" in respect of each such Class for such Distribution Date shall be deemed to be the period ending on the first day of the calendar month in which such Distribution Date occurs and commencing on the second day of the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

                  "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury regulation Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

                  "Additional Trust Fund Expense": Any expense experienced with respect to the Trust Fund that would result in the Certificateholders' receiving less than the full amount of interest and/or principal to which they are entitled on any Distribution Date.

                  "Adjusted Treasury Yield": With respect to any Class of Registered Certificates, for purposes of allocating Prepayment Premiums between the Holders of such Class and the Class IO Certificates, an annual rate equal to the monthly equivalent yield of the sum of (a) the annual rate on the U.S. Treasury issue (primary issue) with a maturity date closest to the earlier of
(i) the Stated Maturity Date of the related prepaid Mortgage Loan and (ii) the Assumed Final Distribution Date for such Class of Registered Certificates, plus
(b) .50%.

                  "Advance":  Any P&I Advance or Servicing Advance.

                  "Adverse REMIC Event":  As defined in Section 10.01(i).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Appraisal": With respect to any Mortgaged Property or REO Property as to which an appraisal is required to be performed pursuant to the terms of this Agreement, either: (i) a narrative appraisal conducted by an Independent MAI-designated appraiser, who has a minimum of five years of experience in the subject property type and market in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of greater than $1,000,000; or (ii) a limited appraisal and a summary report conducted by an Independent MAI-designated appraiser, who has a minimum of five years of experience in the subject property type and market in the case of Mortgage Loans and REO Loans with a Stated Principal Balance as of the date of such appraisal of $1,000,000 or less.

                  "Appraisal Reduction Amount": With respect to any Required Appraisal Loan, an amount equal to the excess, if any, of (a) as calculated on the Determination Date immediately following the date on which the most recent relevant Appraisal was obtained by the Master Servicer or Special Servicer, as the case may be, pursuant to this Agreement, the sum of (i) the Stated Principal Balance of such Required Appraisal Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer, the Trustee or the Fiscal Agent, all accrued and unpaid interest on such Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Master Servicing Fees and Special Servicing Fees in respect of such

Required Appraisal Loan, (iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such Required Appraisal Loan, together with all unpaid interest accrued on such Advances in accordance with Section 3.29(d) and/or
Section 4.03(d) at the Reimbursement Rate, and (v) all currently due but unpaid real estate taxes and assessments, insurance premiums, and if applicable, ground rents in respect of the related Mortgaged Property, over (b) 90% of the appraised value (as is) of the related Mortgaged Property or REO Property, as applicable, as determined by the Appraisal (net of any liens on such property that are prior to the lien of the Required Appraisal Loan).

                  "Assigned Asset Value": With respect to any Mortgage Loan or REO Loan, as of any date of determination, the then Stated Principal Balance of such Mortgage Loan or REO Loan, reduced by any then applicable related Appraisal Reduction Amount.

                  "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor in connection with the related Mortgage Loan.

                  "Assumed Final Distribution Date": With respect to any Class of Registered Certificates, the Distribution Date on which the Class Principal Balance of such Class of Certificates would be reduced to zero based on the assumption that no Mortgage Loan is voluntarily prepaid prior to its Stated Maturity Date and otherwise based on the "Modeling Assumptions" set forth in the Prospectus Supplement under the caption "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Life", which Distribution Date shall in each such case be as follows:

    CLASS DESIGNATION                    ASSUMED FINAL DISTRIBUTION DATE

         Class A-1                            September 20, 2001
         Class A-2                            November 20, 2004
         Class B                              September 20, 2005
         Class C                              October 20, 2005
         Class D                              January 20, 2006

                  "Assumed Scheduled Payment": With respect to any Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full, and no other Liquidation Event has occurred in respect thereof, on or before such date) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment (other than any Balloon Payment) that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to pay in accordance with the amortization schedule, if any, in effect as of the Cut-off Date, and without regard to the occurrence of its Stated Maturity Date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment (other than any Balloon Payment) that would have been due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding or, if such Due Date coincides with or follows what had been its Stated Maturity Date, the Assumed Scheduled Payment that would have been deemed due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to: (a) without duplication, the sum of (i) the aggregate amount on deposit in the Certificate Account and the Distribution Account as of the commencement of business on the related P&I Advance Date, and
(ii) to the extent not already included as part of the aggregate amount described in the immediately preceding subclause (a)(i), (A) the aggregate amount of any P&I Advances made by or on behalf of the Master Servicer, the Trustee and/or the Fiscal Agent for distribution on the Certificates on such Distribution Date, (B) the aggregate amount transferred from the REO Account (if established) to the Certificate Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), (C) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls, and (D) in the case of the final Distribution Date, if applicable, any amounts paid by the Depositor, the Master Servicer or the Holders of Residual Certificates in connection with the purchase of all the Mortgage Loans and any REO Properties remaining in the Trust Fund, as contemplated by Section 9.01; net of (b) that portion of the amounts described in subclauses (a)(i), (a)(ii)(B) and (a)(ii)(D) of this definition that represents one or more of the following: (i) Monthly Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the Certificate Account pursuant to clauses (ii) through (xv) of Section 3.05(a), (iii) any amounts payable or reimbursable to any Person from the Distribution Account pursuant to clauses
(ii) through (vi) of Section 3.05(b), (iv) Prepayment Premiums and assumption fees, (v) any amounts collected subsequent to the end of the related Collection Period, and (vi) any amounts deposited in the Certificate Account or the Distribution Account that were not required to be deposited therein.

                  "Balloon Payment": With respect to any Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

                  "Breach":  As defined in Section 2.03(a).

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or the city in which the Corporate Trust Office of the Trustee is located or the city in which the Certificate Account is located, are authorized or obligated by law or executive order to remain closed.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Certificate": Any one of the Depositor's Mortgage Pass-Through Certificates, Series 1996-C1, as executed by the Trustee and authenticated and delivered hereunder by the Certificate Registrar.

                  "Certificate Account":  As defined in Section 3.04(a).

                  "Certificate Factor": With respect to any Class of REMIC III Regular Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then related Class Principal Balance or Class Notional Amount, as the case may be, and the denominator of which is the related Initial Class Principal Balance or Initial Class Notional Amount, as the case may be.

                  "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that (i) neither a Disqualified Organization nor a Non-United States Person shall be a Certificateholder in respect of a Residual Certificate for any purpose hereof and, (ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to any of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in its respective capacity as such, any Certificate registered in the name of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, or any Certificate registered in the name of any of its Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners only insofar as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise expressly set forth herein; and the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Notional Amount": The hypothetical or notional principal amount on which a Class IO Certificate accrues interest equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the Class Notional Amount of the Class IO Certificates outstanding from time to time.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Principal Balance Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

                  "Class A Certificate": Any Class A-1 or Class A-2 Certificate.

                  "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class A Principal Distribution Cross-Over Date": The first Distribution Date as of which the aggregate Certificate Principal Balance of the Class A Certificates outstanding immediately prior thereto exceeds the sum of
(a) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date, plus (b) the lesser of
(i) the Principal Distribution Amount for such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distributions of interest to be made on the Senior Certificates on such Distribution Date have been so made.

                  "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class IO Certificate": Any one of the Certificates with a "Class IO" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing a "regular interest" in REMIC III for purposes of the REMIC Provisions.

                  "Class Notional Amount": The aggregate hypothetical or notional principal amount on which the Class IO Certificates accrue interest from time to time, which, as of any date of determination, is equal to the aggregate of the Component Notional Amounts for Component IO-U, Component IO-V, Component IO-W, Component IO-X and Component IO-Y then outstanding (such interest accruing at different Pass-Through Rates on such Component Notional Amounts).

                  "Class Principal Balance": The aggregate principal amount of any Class of Principal Balance Certificates outstanding as of any date of determination. As of the Closing Date, the Class Principal Balance of each such Class of Certificates shall equal the Initial Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01(a) or 9.01, as applicable, and if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(a).

                  "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-II Distribution Amount": With respect to any Distribution Date, the excess, if any, of the aggregate of all deemed distributions in respect of the REMIC I Regular

Interests on such Distribution Date pursuant to Section 4.01(i), over the aggregate of all deemed distributions in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(h).

                  "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Closing Date":  February 29, 1996.

                  "Code":  The Internal Revenue Code of 1986.

                  "Collection Period": With respect to any Distribution Date, the period commencing immediately following the Determination Date for the preceding Distribution Date (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

                  "Collection Report":  As defined in Section 4.02(b).

                  "Component": Any of the five components of the partial beneficial ownership interest evidenced by the Class IO Certificates in the Trust Fund, designated as "Component IO- U", "Component IO-V", "Component IO-W", "Component IO-X" and "Component IO-Y", respectively, each such component constituting a separate "regular interest" in REMIC III.

                  "Component Notional Amount": The hypothetical or notional principal amount on which any of the Components of the Class IO Certificates accrues interest equal to: (1) in the case of Component IO-U, the Uncertificated Principal Balance of REMIC II Regular Interest U outstanding from time to time;
(2) in the case of Component IO-V, the Uncertificated Principal Balance of REMIC II Regular Interest V outstanding from time to time; (3) in the case of Component IO-W, the Uncertificated Principal Balance of REMIC II Regular Interest W outstanding from time to time; (4) in the case of Component IO-X, the Uncertificated Principal Balance of REMIC II Regular Interest X outstanding from time to time; and (5) in the case of Component IO-Y, the Uncertificated Principal Balance of REMIC II Regular Interest Y outstanding from time to time.

                  "Controlling Class": As of any date of determination, the outstanding Class of Principal Balance Certificates, (a) which bears the latest alphabetical Class designation and (b) the Class Principal Balance of which (net of any Uncovered Portion thereof) is at least equal to 25% of the Initial Class Principal Balance thereof; provided, however, that if no such Class of Certificates has a Class Principal Balance (net of any Uncovered Portion thereof) that is at least equal to 25% of its Initial Class Balance, the Controlling Class shall be the outstanding Class of Principal Balance Certificates bearing the latest alphabetical Class designation. For purposes of this definition, the Class A-1 and Class A-2 Certificates shall be treated as a single Class and, if appropriate under the terms of this definition, shall collectively constitute the Controlling Class.

                  "Comparative Financial Status Report": A monthly report substantially containing the content in Exhibit E-1 attached hereto, setting forth, among other things, the occupancy, revenue, Net Operating Income and Debt Service Coverage Ratio for each Mortgage Loan for each of three periods (to the extent such information is available): (i) the most current available year-to-date; (ii) the previous two full calendar years; and (iii) the "base year" (representing the original underwriting information used as of the Cut-off
Date).

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 135 South LaSalle Street, Suite 200, Chicago, Illinois 60674, Attention: Asset-Backed Securities Trust Services Group, Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1.

                  "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan" (other than by reason of a Liquidation Event occurring with respect to such Mortgage Loan or the related Mortgaged Property becoming an REO Property).

                  "Cross-Collateralized Mortgage Loan": Any Mortgage Loan that is cross- defaulted and cross-collateralized with any other Mortgage Loan.

                  "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor or an Affiliate of the Depositor.

                  "Cut-off Date":  February 1, 1996.

                  "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all payments of principal due thereon on or before such date, whether or not received.

                  "Debt Service Coverage Ratio": With respect to any Mortgage Loan or REO Loan, as of any date of determination, without regard to the cross-collateralization in the case of the Cross-Collateralized Mortgage Loans, the ratio of (x) the Net Operating Income (before payment or, in the case of an REO Loan, the deemed payment of any debt service on such Mortgage Loan or REO
Loan) generated by the related Mortgaged Property as set forth in the most recent Comparative Financial Status Report setting forth such information, to
(y) twelve times the amount of the Monthly Payment (other than any Balloon Payment) or, in the case of an REO Loan, the Assumed Scheduled Payment in effect for such Mortgage Loan or REO Loan as of such date of determination; provided that prior to the preparation of the initial Comparative

Financial Status Report the Debt Service Coverage Ratio shall be as specified in the Prospectus Supplement on Annex A thereto.

                  "Defaulted Mortgage Loan": A Mortgage Loan (i) that is delinquent in an amount equal to at least two Monthly Payments (not including the Balloon Payment) or is delinquent 30 days or more in respect of its Balloon Payment, in any such case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

                  "Definitive Certificate":  As defined in Section 5.03(a).

                  "Delinquent Loan Status Report": A monthly report substantially containing the content in Exhibit E-2 hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but specially serviced, or in foreclosure but not converted to REO Property.

                  "Depositor": Salomon Brothers Mortgage Securities VII, Inc. or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Distribution Date, the 12th day of the month in which such Distribution Date occurs or, if such 12th day is not a Business Day, the Business Day immediately preceding such 12th day.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any

Sub-Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Account":  As defined in Section 3.04(b).

                  "Distribution Date": The 20th day of any month or, if such 20th day is not a Business Day, the Business Day immediately following such 20th day, commencing in March 1996.

                  "Distribution Date Statement":  As defined in Section 4.02(a).

                  "Document Defect":  As defined in Section 2.03(a).

                  "Due Date": With respect to any Mortgage Loan on or prior to its Stated Maturity Date, the day of each month set forth in the related Mortgage Note on which the Monthly Payment on such Mortgage Loan is scheduled to be first due; with respect to any Mortgage Loan after its Stated Maturity Date, the day of each month set forth in the related Mortgage Note on which the Monthly Payment on such Mortgage Loan had been scheduled to be first due; and with respect to any REO Loan, the day of each month set forth in the related Mortgage Note on which each Monthly Payment on the related Mortgage Loan had been scheduled to be first due.

                  "Effective Pass-Through Rate": With respect to the Class IO Certificates for any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective Pass-Through Rates for the five

Components of such Class of Certificates for such Distribution Date, weighted on the basis of the respective Component Notional Amounts of such Components outstanding immediately prior to such Distribution Date.

                  "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or unsecured debt obligations of which (or of such institution's parent holding company) are rated in the highest applicable rating category by each Rating Agency at any time funds are on deposit therein (or, if deposits are to be held in such account for less than 30 days, then the short-term unsecured debt obligations of such depository institution or trust company are rated in the highest applicable rating category by each Rating Agency), or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), and which, in either case, has or is part of a system with a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation from each Rating Agency that the use of such account would not, in and of itself, cause a qualification, downgrading or withdrawal of the then-current rating assigned to any Class of Certificates).

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items in respect of the related Mortgaged Property.

                  "Event of Default": Any of the events described in Section 7.01(a).

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Extension Adviser":  As defined in Section 3.25(a).

                  "FDIC": Federal Deposit Insurance Corporation or any successor.

                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or REO Property, as the case may be, that was purchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Holders of Residual Certificates or the Master Servicer pursuant to or as contemplated by Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in its good faith and reasonable judgment (acting in accordance with the Servicing Standard), will be ultimately recoverable.

                  "Fiscal Agent": ABN AMRO BANK N.V., its successor in interest, or any successor fiscal agent appointed as herein provided.

                  "Fitch": Fitch Investors Service, L.P. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Fitch" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Fitch herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "FNMA": Federal National Mortgage Association or any successor.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

                  "Historical Loan Modification Report": A monthly report substantially containing the content in Exhibit E-3 hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the Collection Period ending on such Determination Date and (ii) since the Cut-off Date, showing the original and revised terms thereof.

                  "Historical Loss Estimate Report": A monthly report substantially containing the content in Exhibit E-4 hereto, setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds collected and Liquidation Expenses incurred both during the Collection Period ending on such Determination Date and historically since the Cut-off Date, and (ii) the amount of Realized Losses incurred during the Collection Period ending on such Determination Date, set forth on a loan-by-loan basis.

                  "Holder":  A Certificateholder.

                  "HUD-Approved Servicer": A servicer approved by the Secretary of Housing and Urban Development pursuant to Section 207 of the National Housing Act.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or any Affiliate thereof merely because such Person is the beneficial owner of 1% (or, in the case of a public company, 5%) or less of any class of securities issued by the Depositor, the Master Servicer, the Special Servicer,the Trustee, the Fiscal Agent or any Affiliate thereof, as the case may be. Each party hereto shall be entitled to request and rely upon a certificate of any other party hereto in determining whether any particular Person is Independent of such other party.

                  "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Trust Fund, delivered to the Trustee), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury regulation
Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Initial Class Notional Amount": With respect to the Class IO Certificates, the initial Class Notional Amount thereof as of the Closing Date equal to $170,696,000.

                  "Initial Class Principal Balance": With respect to any Class of Principal Balance Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

                  "Insurance Policy": With respect to any Mortgage Loan or REO Property, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property or such REO Property, as the case may be.

                  "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or REO Property or released to the related Mortgagor, in either case, in accordance with the Servicing Standard.

                  "Interest Distribution Amount": With respect to any Class of REMIC III Regular Certificates, for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is an amount equal to one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Weighted Average Unmodified Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

                  "Interested Person": The Depositor, the Master Servicer, the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

                  "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

                  "Investment Account":  As defined in Section 3.06(a).

                  "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-off Date, and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or (iv) such Mortgage Loan is purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Holders of Residual Certificates or the Master Servicer pursuant to or as contemplated by Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Depositor, the Holders of Residual Certificates or the Master Servicer pursuant to or as contemplated by Section 9.01.

                  "Liquidation Expenses": All customary, reasonable and necessary costs and expenses payable on behalf of the Trust Fund in connection with the liquidation of any Specially Serviced Mortgage Loan or REO Property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees and, if applicable, brokerage commissions and conveyance taxes).

                  "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property or REO Property by exercise of the power of eminent domain or condemnation, to the extent such amounts are not applied to the restoration of such property or released to the related Mortgagor, in either case, in accordance with the Servicing Standard; (ii) the liquidation of the real property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Subordinate Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c);
(v) other sale of a Defaulted Mortgage Loan pursuant to Section 3.18(d); (vi) the repurchase of a Mortgage Loan by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or (vii) the purchase of a Mortgage Loan or REO Property by the Depositor, the Holders of Residual Certificates or the Master Servicer pursuant to or as contemplated by Section 9.01.

                  "Loss Reimbursement Amount": With respect to any REMIC I Regular Interest, for any Distribution Date subsequent to the initial Distribution Date, an amount equal to (1)(a) the Loss Reimbursement Amount in respect of such REMIC I Regular Interest for the immediately preceding Distribution Date, plus (b) any reduction in the Uncertificated Principal Balance of such REMIC I Regular Interest made on the immediately preceding Distribution Date pursuant to Section 4.04(c) and deemed to be an allocation to such REMIC I Regular Interest of Realized Losses and Additional Trust Fund Expenses, minus (c) any deemed distributions made on such REMIC I Regular Interest on the immediately preceding Distribution Date pursuant to Section 4.01(i) as reimbursement (with compounded interest thereon) of Realized Losses and Additional Trust Fund Expenses that were previously deemed allocated to such REMIC I Regular Interest, plus (2) one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date accrued on the amount described in the immediately preceding clause (1). With respect to any REMIC I Regular Interest for the initial Distribution Date, zero.

                  "LPAS Report":  As defined in Section 4.02(b).

                  "Majority Subordinate Certificateholder": As of any date of determination, any single Holder of Certificates entitled to more than 50% of the Voting Rights allocated to the Controlling Class.

                  "Master Servicer": Midland Loan Services, L.P., its successor in interest, or any successor master servicer appointed as herein provided.

                  "Master Servicer Reports": Collectively, the Comparative Financial Status Report, the Collection Report, the Delinquent Loan Status Report, the Historical Loan Modification Report, the Historical Loss Estimate Report, the REO Status Report, the NOI Adjustment Worksheet, the Operating Statement Analysis and the LPAS Report, in each case, together with any and all exhibits and schedules thereto and other accompanying documentation.

                  "Master Servicing Advances": (i) All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Master Servicer, in connection with the servicing of a Mortgage Loan after a default, delinquency or other unanticipated event, or in connection with the administration of an REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer set forth in Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Insurance Proceeds, (d) obtaining any Liquidation Proceeds (provided that such Liquidation Proceeds were not paid by the Master Servicer in connection with the purchase of one or more Mortgage Loans and/or REO Properties, and provided further that, if such Liquidation Proceeds are of the nature described in clause (vii) of the definition thereof, such costs and expenses were specifically included in the amounts paid), (e) any modification, waiver, amendment, workout or restructuring of a Mortgage Loan permitted on the part of the Master Servicer by this Agreement, (f) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, and (g) the operation, management, maintenance and liquidation of any REO Property. Notwithstanding anything to the contrary, "Master Servicing Advances" shall not include allocable overhead of the Master Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

                  "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan, 0.0725% per annum, which includes the Trustee's Fee Rate.

                  "Modification Fee": With respect to certain Corrected Mortgage Loans, the fee payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

                  "Modified Mortgage Loan": Any Mortgage Loan as to which any Servicing Transfer Event has occurred and a material payment term thereof has been modified by the Special Servicer pursuant to Section 3.20. For purposes of this definition, a material payment term of any Mortgage Loan is any term that:

                  (A) affects the amount or timing of any payment of principal, interest or other amount;

                (B) except as expressly contemplated by the related Mortgage, results in a release of the lien of the Mortgage on any material portion of the related Mortgage Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as is), as determined by an Appraisal delivered to the Special Servicer (at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

                (C) in the good faith and reasonable judgment of the Special Servicer, otherwise materially impairs the security for such Mortgage Loan or reduces the likelihood of timely payment of amounts due thereon.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest (exclusive of Penalty Interest) on such Mortgage Loan, including the Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

                  "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar document that secures the Mortgage Note and creates a lien on the related Mortgaged Property.

                  "Mortgage File": With respect to any Mortgage Loan, collectively the following documents:

                  (i) the original Mortgage Note, endorsed (without recourse) to the Trustee in the following form: "Pay to the order of LaSalle National Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, without recourse", together with all prior endorsements showing a complete chain of endorsement from the original payee of the Mortgage Note to the Person endorsing the Mortgage Note to the Trustee (or, in those cases where the original Mortgage Note has been lost or misplaced, a photocopy of the original Mortgage Note, together with a lost note affidavit and indemnity in the form of Exhibit M hereto, from the Mortgage Loan Seller);

                  (ii) the original Mortgage (or a certified copy thereof) with evidence of recording thereon;

                  (iii) an original assignment of the Mortgage, in recordable form, in favor of the Trustee in the following form:
                           "LaSalle National Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1";

                  (iv) the original (or a certified copy) of each prior assignment of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the original mortgagee or beneficiary to the Person assigning the Mortgage to the Trustee;

                  (v) if separate from the Mortgage, the original Assignment of Leases (or a certified copy thereof), with evidence of recording thereon;

                  (vi) if the Assignment of Leases is separate from the Mortgage, an original assignment thereof, in recordable form, in favor of the Trustee in the following form: "LaSalle National Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1";

                  (vii) if the Assignments of Leases is separate from the Mortgage, the original (or a certified copy) of each prior assignment thereof, with evidence of recording thereon, showing a complete chain of assignment from the original mortgagee or beneficiary to the Person assigning the Assignment of Leases to the Trustee;

                  (viii) if separate from the Mortgage, the original Security Agreement (or a certified copy thereof);

                  (ix) if the Security Agreement is separate from the Mortgage, an original assignment thereof, in favor of the Trustee in the following form: "LaSalle National Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1";

                  (x) if the Security Agreement is separate from the Mortgage, the original (or a certified copy) of each prior assignment thereof showing a complete chain of assignment from the original secured party to the Person assigning the Security Agreement to the Trustee;

                  (xi) the original (or a certified copy) of each assumption, modification, written assurance or substitution agreement, if any (including, without limitation, any rider, addendum or amendment or any renewal, substitution or replacement to any Mortgage
                           Note), with evidence of recording thereon where appropriate;

                  (xii) the original (or a copy) of the lender's title insurance policy, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgagor's fee or leasehold interest in the Mortgaged Property;

                  (xiii) the original of any guaranty of the obligations of the Mortgagor, together with the original (or a copy) of each prior assignment thereof showing a complete chain of assignment from the original beneficiary to the Person assigning such guaranty to the Trustee, and an original assignment of such guaranty, in favor of the Trustee in the following form: "LaSalle National Bank, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996- C1";

                  (xiv) all Uniform Commercial Code financing statements and continuation statements that have been filed in order to perfect (and maintain the perfection of) the security interest held by the originator of the Mortgage Loan (and each assignee prior to the Trustee) in and to the personalty of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and to transfer such security interest to the Trustee; and

                  (xv) the original (or a certified copy) of any power of attorney (with evidence of recording thereon where appropriate) granted by the Mortgagor if the Mortgage Note, Mortgage or any other document or instrument referred to above was not signed by, but rather on behalf of, such Mortgagor;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or the Custodian for documents described in clause
(xi) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

                  "Mortgage Loan": Each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage, Assignment of Leases (if separate from the Mortgage) and other security documents contained in the related Mortgage File.

                  "Mortgage Loan Purchase Agreement": that certain Mortgage Loan Purchase Agreement, dated as of February 27, 1996, between the Depositor and the Mortgage Loan Seller relating to the transfer of the Mortgage Loans to the Depositor.

                  "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of REMIC I, attached hereto as Exhibit B. Such list shall set forth the following information with respect to each Mortgage Loan:

       (i)        the Mortgage Loan number;

      (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

     (iii)        the Cut-off Date Balance;

      (iv) the amount of the Monthly Payment due on the first Due Date following the Closing Date;

       (v)        the Mortgage Rate as of the Cut-off Date; and

      (vi) the (A) remaining term to stated maturity and (B) the Stated Maturity Date.

                  "Mortgage Loan Seller": Salomon Brothers Realty Corp. or its successor in interest.

                  "Mortgage Note": The original executed note or other evidence of the indebt- edness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

                  "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

                  "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the fixed annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law;
(ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Stated Maturity Date but giving effect to any modification thereof as contemplated by Section

3.20; and (iii) any REO Loan, the annualized rate described in clause (i) or
(ii), as applicable, above determined as if the predecessor Mortgage Loan had remained outstanding.

                  "Mortgaged Property": The property subject to the lien of a Mortgage.

                  "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

                  "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19(a) in connection with such Prepayment Interest Shortfalls.

                  "Net Investment Earnings": With respect to the Certificate Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such account, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with
Section 3.06.

                  "Net Investment Loss": With respect to the Certificate Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such account in accordance with Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

                  "Net Mortgage Rate": With respect to any Mortgage Loan or any REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate minus the Master Servicing Fee Rate.

                  "Net Operating Income": With respect to any Mortgaged Property or REO Property, for any determination thereof, an amount calculated generally in the same manner as was "Assumed Net Cash Flow" in the Prospectus Supplement.

                  "NOI Adjustment Worksheet": A report relating to the annual operating statements, if any, received with respect to any Mortgaged Property or REO Property presenting computations made generally in accordance with the methodology described in the Prospectus Supplement under the heading "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" to "normalize" the full year net operating income and debt service coverage numbers used by the Master Servicer with respect to such Mortgaged Property or REO Property, as the case may be, in the other Master Servicer Reports.

                  "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan or any REO Loan that, as determined by the Master Servicer or, if required hereunder to make such P&I Advance, the Trustee or the Fiscal Agent, as the case may be, in its reasonable and good faith judgment, will not (or, in the case of a proposed P&I Advance, would not) be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Loan.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, as determined by the Master Servicer or the Special Servicer or, if required hereunder to make such Servicing Advance, the Trustee or the Fiscal Agent, as the case may be, will not (or, in the case of a proposed Servicing Advance, would not) be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds or any other recovery on or in respect of such Mortgage Loan or REO Property.

                  "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class IO, Class E, Class F, Class G, Class R-I, Class R-II or Class R-III Certificate.

                  "Non-United States Person": Any person other than a United States Person.

                  "OA Extension": An extension of the maturity date of a Mortgage Loan, which extension, but for the direction of the Operating Adviser, the Special Servicer would not have agreed to pursuant to Section 3.20.

                  "OA Extension Period": With respect to any Mortgage Loan as to which there has been an OA Extension, the three-year period from and after the date of the first such OA Extension with respect to such Mortgage Loan.

                  "Officer's Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer or a Responsible Officer of the Trustee or the Fiscal Agent, as the case may be.

                  "Operating Adviser":  As defined in Section 3.25(a).

                  "Operating Statement Analysis": An annual report with respect to each Mortgaged Property and REO Property substantially containing the content set forth in Exhibit E-6 as of the end of the most recently ended calendar year preceding the preparation of such report.

                  "Opinion of Counsel": A written opinion of counsel (which counsel shall be Independent of the Depositor, the Master Servicer and the Special Servicer) acceptable to and delivered to the Trustee or the Master Servicer, as the case may be.

                  "OTS": The Office of Thrift Supervision or any successor thereto.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate":  With respect to:

                  (i) Component IO-U, for any Distribution Date up to and including the Distribution Date in January 2006, a fixed rate equal to 0.5344% per annum, and for any Distribution Date after the Distribution Date in January 2006, 0% per annum;

                  (ii) Component IO-V, for any Distribution Date up to and including the Distribution Date in January 2006, the excess, if any, of the REMIC II Remittance Rate for REMIC II Regular Interest V for such Distribution Date, over 6.7803% per annum, and for any Distribution Date after the Distribution Date in January 2006, 0% per annum;

                  (iii) Component IO-W, for any Distribution Date up to and including the Distribution Date in January 2006, the excess, if any, of the REMIC II Remittance Rate for REMIC II Regular Interest W for such Distribution Date, over 7.1267% per annum, and for any Distribution Date after the Distribution Date in January 2006, 0% per annum;

                  (iv) Component IO-X, for any Distribution Date up to and including the Distribution Date in January 2006, the excess, if any, of the REMIC II Remittance Rate for REMIC II Regular Interest X for such Distribution Date, over 7.3011% per annum, and for any Distribution Date after the Distribution Date in January 2006, 0% per annum;

                  (v) Component IO-Y, for any Distribution Date up to and including the Distribution Date in January 2006, the excess, if any, of the REMIC II Remittance Rate for REMIC II Regular Interest Y for such Distribution Date, over 7.7490% per annum, and for any Distribution Date after the Distribution Date in January 2006, 0% per annum;

                  (vi) the Class A-1 Certificates, for any Distribution Date, a fixed rate equal to 6.4690% per annum;

                 (vii) the Class A-2 Certificates, for any Distribution Date, a fixed rate equal to 6.7803% per annum;

                (viii) the Class B Certificates, for any Distribution Date, a fixed rate equal to 7.1267% per annum;

                  (ix) the Class C Certificates, for any Distribution Date, a fixed rate equal to 7.3011% per annum;

                   (x) the Class D Certificates, for any Distribution Date, a fixed rate equal to 7.7490% per annum;

                  (xi) the Class E Certificates, for any Distribution Date, the Weighted Average REMIC II Remittance Rate for such Distribution Date;

                  (xii) the Class F Certificates, for any Distribution Date, the Weighted Average REMIC II Remittance Rate for such Distribution Date; and

                  (xiii) the Class G Certificates, for any Distribution Date, the Weighted Average REMIC II Remittance Rate for such Distribution Date.

                  "Penalty Interest": With respect to any Mortgage Loan (or successor REO Loan), any amounts collected thereon, other than late payment charges, late fees, NSF check charges and other similar charges or Prepayment Premiums, that represent penalty interest in excess of interest on the principal balance of such Mortgage Loan (or successor REO Loan) accrued at the related Mortgage Rate.

                  "Percentage Interest": With respect to any REMIC III Regular Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Initial Class Principal Balance or Initial Class Notional Amount, as the case may be, of the relevant Class. With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

                  "Permitted Investments": Any one or more of the following obligations or securities:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                 (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the long-term unsecured debt obligations, or the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest applicable rating category of each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned thereby to any Class of Certificates, as evidenced in writing by such Rating Agency);

                (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated in the highest short term rating category of each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned thereby to any Class of Certificates, as evidenced in writing by the Rating Agency);

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each Rating Agency;

                  (v) units of money market funds rated in the highest short term rating category of each Rating Agency and that seek to maintain a constant net asset value; and

                  (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided by each Rating Agency in writing to the Master Servicer, the Special Servicer and the Trustee;

provided that (a) an investment enumerated above shall be a Permitted Investment notwithstanding that Fitch has not assigned any rating thereto (provided, that one other nationally recognized statistical rating organization besides Standard & Poor's has assigned the related applicable rating thereto), and (b) no investment described hereunder shall evidence either the right to receive (i) only interest with respect to such investment or (ii) a yield to maturity (at the time of purchase) greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  "Permitted Transferee ": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Phase I Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the FNMA Multifamily Guide, as amended from time to time.

                  "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by or on behalf of the Master Servicer, the Trustee and/or the Fiscal Agent pursuant to Section 4.03 for distribution to Certificateholders.

                  "P&I Advance Date": The Business Day immediately prior to each Distribution Date.

                  "Plan":  As defined in Section 5.02(c).

                  "Plurality Residual Certificateholder": As to any taxable year of REMIC I, REMIC II or REMIC III, the Holder of Certificates evidencing the largest Percentage Interest in the Class of Residual Certificates constituting the sole class of "residual interests" in such REMIC.

                  "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 0% CPR (within the meaning of the Prospectus).

                  "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period (other than a principal prepayment made in connection with the liquidation of a defaulted Mortgage Loan or any REO Property acquired in respect thereof), which Principal Prepayment was applied to such Mortgage Loan following such Mortgage Loan's Due Date in such Collection Period, the amount of interest (net of related Master Servicing Fees and exclusive of Prepayment Premiums) accrued on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period (other than a principal prepayment made in connection with the liquidation of a defaulted Mortgage Loan or any REO Property acquired in respect thereof), which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Collection Period, the amount of interest, to the extent not collected from the related Mortgagor, without regard to any

Prepayment Premiums that were so collected, that would have accrued at a rate per annum equal to the Net Mortgage Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

                  "Prepayment Premium": Any premium, penalty or fee paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

                  "Prime Rate": The "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL, as such "prime rate" may change from time to time. If THE WALL STREET JOURNAL ceases to publish the "prime rate," then the Trustee shall select an equivalent publication that publishes such "prime rate;" and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Trustee shall select a comparable interest rate index. In either case, such selection shall be made by the Trustee in its sole discretion and the Trustee shall notify the Master Servicer and the Special Servicer in writing of its selection.

                  "Principal Balance Certificate": Any Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F or Class G Certificate.

                  "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the following:

                           (a) the aggregate of the principal portions of all
                  Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

                           (b) the aggregate of all Principal Prepayments
                  received on the Mortgage Loans during the related Collection Period;

                           (c) with respect to any Mortgage Loan as to which the
                  related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (including a Balloon Payment, but exclusive of any amounts described in clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period, net of any portion of such payment that represents a recovery of principal amounts that have previously been advanced;

                           (d) the aggregate of all Liquidation Proceeds and
                  Insurance Proceeds that were received on the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans, in each case net of any portion of such proceeds that represents a recovery of principal amounts that have previously been advanced;

                           (e) with respect to any REO Properties, the aggregate
                  of the principal portions of all Assumed Scheduled Payments deemed due in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period; and

                           (f) with respect to any REO Properties, the aggregate
                  of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period on such REO Properties and that were identified and applied by the Master Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such proceeds and/or revenues that represents a recovery of principal amounts that have previously been advanced;

provided that, if any amount collected in respect of any Mortgage Loan or REO Property and constituting part of the Principal Distribution Amount for any Distribution Date in accordance with the foregoing is not distributed on such Distribution Date, but is distributed on any subsequent Distribution Date, then solely for purposes of calculating the Principal Distribution Amount for such subsequent Distribution Date, such amount will be deemed to have been received during the Collection Period for such subsequent Distribution Date.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Prospectus": The prospectus dated February 14, 1996, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

                  "Prospectus Supplement": The prospectus supplement dated February 27, 1996 relating to the Registered Certificates.

                  "PTCE": A Prohibited Transaction Class Exemption issued by the U.S. Department of Labor.

                  "Purchase Price": With respect to any Mortgage Loan to be purchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Holders of Residual Certificates or the Master Servicer pursuant to or as contemplated by Section 9.01 or to be otherwise sold pursuant to Section 3.18(d), a cash price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate in effect to but not including the Due Date in the Collection Period of purchase, (b) all related and unreimbursed Servicing Advances, (c) solely in the case of any purchase by the Mortgage Loan Seller pursuant to the Mortgage Loan

Purchase Agreement, all accrued and unpaid interest on any related Advances in accordance with Section 3.29(d) and/or Section 4.03(d), and (d) any fees and expenses incurred by the Trustee, the Master Servicer (unless it is the party effecting the purchase) or the Special Servicer (unless it is the party effecting the purchase) in connection with such purchase.

                  "Qualified Institutional Buyer": A "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  "Qualified Insurer": With respect to each Insurance Policy, an insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction and that has a claims paying ability rated at least "A:IX" by A.M. Best's Key Rating Guide and at least "A" by each of Standard & Poor's and, if rated thereby, Fitch (or such other entity as has been confirmed in writing by each Rating Agency will not result in a downgrade, qualification or withdrawal of the then current rating assigned by it to any Class of Certificates); and with respect to errors and omissions insurance policies or fidelity bonds, an insurance company or security or bonding company qualified to write the related errors and omissions insurance policy or fidelity bond in the relevant jurisdiction and that has a claims paying ability rated at least "A:VII" by A.M. Best's Key Rating Guide and at least "A" by each of Standard & Poor's and, if rated thereby, Fitch (or such other entity as has been confirmed in writing by each Rating Agency will not result in a downgrade, qualification or withdrawal of the then current rating assigned by it to any Class of Certificates); provided that, notwithstanding the absence of any written confirmation of such, Gulf Insurance Company (solely in the case of errors and omissions insurance policies and fidelity bonds) and CIGNA Insurance (solely in the case of hazard insurance policies force placed by the Master Servicer or Special Servicer) shall each be acceptable to Fitch as a "Qualified Insurer" with respect to the indicated insurance until such time as such Rating Agency gives notice to the Trustee, the Master Servicer and the Special Servicer that the continued maintenance of such insurance with either or both of such carriers will result in a downgrade, qualification or withdrawal of the then current rating assigned by such Rating Agency to any Class of Certificates.

                  "Rated Final Distribution Date": With respect to the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates, the Distribution Date in January 2028.

                  "Rating Agency":  Each of Fitch and Standard & Poor's.

                  "Realized Loss": With respect to (1) each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made, plus

(c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period and any related Nonrecoverable Servicing Advances reimbursed prior to such Collection Period pursuant to Section 3.05(a)(vi), minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each defaulted Mortgage Loan as to which any portion of the principal or accrued but unpaid interest payable thereunder was cancelled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal or interest so cancelled; and (3) as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Monthly Payment due or deemed due thereon (each such Realized Loss to be deemed to have been incurred on the Due Date for each affected Monthly Payment).

                  "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  "Registered Certificate": Any Class A-1, Class A-2, Class B, Class C or Class D Certificate.

                  "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances in accordance with Section 3.29(d) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

                  "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received after the Closing Date, together with all documents included in the related Mortgage Files and any related Escrow Payments and Reserve Funds; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Account and, if established, the REO Account; and (iv) the rights of the Depositor under the Mortgage Loan Purchase Agreement (other than under Sections 6, 7, 8, 9, 11 and 16 thereof).

                  "REMIC I Regular Interest": Any of the 43 separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, each of which shall correspond to a separate Mortgage Loan. Each REMIC I Regular

Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance. The designation for each REMIC I Regular Interest is the loan number for the related Mortgage Loan.

                  "REMIC I Remittance Rate": With respect to any REMIC I Regular Interest for any Distribution Date, the Net Mortgage Rate in effect for the related Mortgage Loan as of the Cut-off Date.

                  "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                  "REMIC II Regular Interest": Any of the six separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC II Remittance Rate": With respect to any REMIC II Regular Interest for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

                  "REMIC III Certificate": Any Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class IO or Class R-III Certificate.

                  "REMIC III Regular Certificate": Any REMIC III Certificate other than a Class R-III Certificate.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account":  As defined in Section 3.16(b).

                  "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

                  "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

                  "REO Extension":  As defined in Section 3.16(a).

                  "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Scheduled Payments (other than a Balloon Payment), Assumed Scheduled Payments (in the case of a Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (exclusive of amounts to be applied to the payment of the costs of operating, managing, maintaining or disposing of the related REO Property) shall be treated: FIRST, as a recovery of related unreimbursed Servicing Advances; SECOND, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; THIRD, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; and FOURTH, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.29(d) and 4.03(d), shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as the case may be, in respect of an REO Loan.

                  "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf and in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Status Report": A monthly report substantially containing the content in Exhibit E-5 hereto, setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the Acquisition Date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the Collection Period ending on such Determination Date and (iii) the value of the REO Property based on the most recent Appraisal.

                  "REO Tax":  As defined in Section 3.17(a)(i).

                  "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit D-1 attached hereto or of the Special Servicer in the form of Exhibit D-2 attached hereto.

                  "Required Appraisal Loan":  As defined in Section 3.19(c).

                  "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(d).

                  "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for repairs and/or capital improvements to the related Mortgaged Property.

                  "Residual Certificate": A Class R-I, Class R-II or Class R-III Certificate.

                  "Resolution Fee": With respect to certain Specially Serviced Mortgage Loans and/or REO Properties liquidated by the Special Servicer, the fee payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c)

                  "Responsible Officer": When used with respect to the initial Trustee, any Vice President, Assistant Vice President, corporate trust officer or assistant corporate trust officer in the Asset-Backed Securities Trust Services Group of LaSalle National Bank, and with respect to any successor Trustee, any officer or assistant officer in the Corporate Trust Department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

When used with respect to the Fiscal Agent or any Certificate Registrar (other than the Trustee), any officer or assistant officer thereof.

                  "Rule 144A":  Rule 144A under the Securities Act.

                  "Salomon Brothers": Salomon Brothers Inc or its successor in interest.

                  "Scheduled Payment": With respect to any Mortgage Loan (other than an REO Loan), for any Due Date following the Cut-off Date as of which it is outstanding, the Monthly Payment that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, and assuming that each prior Scheduled Payment has been made in a timely manner and that such Mortgage Loan is not otherwise in default.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Security Agreement": With respect to any Mortgage Loan, any security agreement or equivalent document or instrument, whether contained in the related Mortgage or executed separately, creating in favor of the holder of such Mortgage a security interest in the personal property constituting security for repayment of such Mortgage Loan.

                  "Senior Certificate": Any Class A-1, Class A-2 or Class IO Certificate.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

                  "Servicing Advances": All Master Servicing Advances and all Special Servicing Advances, collectively.

                  "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                  "Servicing File": Any documents (other than documents required to be part of the related Mortgage File) in the possession of the Master Servicer or the Special Servicer and relating to the origination and servicing of any Mortgage Loan.

                  "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended by the Master Servicer or the Special Servicer, as applicable, from time to time, without the consent of any other party.

                  "Servicing Standard": The same care, skill, prudence and diligence with which prudent institutional commercial mortgage loan servicers service mortgage loans comparable to the Mortgage Loans for third parties in the jurisdictions where the related Mortgaged Properties are located (but, in any event, with no less care, skill, prudence and diligence than that with which the Master Servicer or the Special Servicer, as the case may be, services mortgage loans owned by it that are comparable to the Mortgage Loans), and with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate), but without regard to: (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the Master Servicer's obligation to make P&I Advances and Master Servicing Advances; (iv) the Special Servicer's obligation to make Special Servicing Advances; and (v) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive compensation for its services or reimbursement of costs hereunder or with respect to any particular transaction.

                  "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

                  "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of REMIC III Regular Certificates evidencing a $1,000 denomination or, in the case of a Class IO Certificate, a 10% Percentage Interest in the relevant Class.

                  "Special Servicer": Midland Loan Services, L.P., its successor in interest, or any successor special servicer appointed as herein provided.

                  "Special Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by the Special Servicer in connection with the servicing of a Specially Serviced Mortgage Loan or the administration of an REO Property, including, but not limited to, the cost of
(a) compliance with the obligations of the Special Servicer set forth in Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, (c) obtaining any Insurance Proceeds, (d) obtaining any Liquidation Proceeds (provided that such Liquidation Proceeds were not paid by the Special Servicer in connection with the purchase of one or more Mortgage Loans and/or REO Properties, and provided further that, if such Liquidation Proceeds are of the nature described in clause (vii) of the definition thereof, such costs and expenses were specifically included in the amounts paid),

(e) any modification, waiver, amendment, workout or restructuring of a Mortgage Loan permitted on the part of the Special Servicer under this Agreement, (f) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures and (g) the operation, management, maintenance and liquidation of any REO Property. Notwithstanding anything to the contrary, "Special Servicing Advances" shall not include allocable overhead of the Special Servicer, which shall include costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

                  "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

                  "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.350% per annum.

                  "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events has occurred:

                (a) the related Mortgagor shall have failed to make any Monthly Payment, which failure continues unremedied for 60 or more days (or 120 or more days if, in the case of a Balloon Payment, the Master Servicer receives within 60 days after scheduled maturity written evidence from an institutional lender of such lender's commitment to refinance such Mortgage Loan, such refinancing is to occur within 120 days after scheduled maturity, and the related Mortgagor continues to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date); or

                (b) the Master Servicer shall have determined, in its good faith and reasonable judgment, based on communications with the related Mortgagor, that a default in making a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (unless, in the case of a Balloon Payment, (i) the Master Servicer has received or, within 60 days after scheduled maturity, reasonably expects to receive written evidence from an institutional lender of such lender's commitment to refinance such Mortgage Loan within 120 days after scheduled maturity and (ii) the Master Servicer reasonably expects the related Mortgagor to continue to make monthly payments of principal and interest in an amount at least equal to the Monthly Payment due on the Due Date immediately preceding the scheduled maturity date); or

                (c) there shall have occurred a default (other than as described in clause (a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders (as determined by the Master Servicer, in its good faith and reasonable judgment) and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); or

                (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor; or

                (e) the related Mortgagor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

                (f) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

PROVIDED, HOWEVER, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan when a Liquidation Event occurs with respect to such Mortgage Loan, or when the related Mortgaged Property becomes an REO Property, or, so long as at that time no circumstance identified in clauses (a) through (g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan:

                (w)        with respect to the circumstances described in clause
                           (a) above, when the related Mortgagor has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

                (x) with respect to the circumstances described in clauses (b), (d), (e) and (f) above, when such circumstances cease to exist in the good faith and reasonable judgment of the Special Servicer;

                (y)        with respect to the circumstances described in clause
                           (c) above, when such default is cured; and

                (z)        with respect to the circumstances described in clause
                           (g) above, when such proceedings are terminated.

                  "Standard & Poor's": Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Standard & Poor's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Standard & Poor's herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c).

                  "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of the Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20.

                  "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-off Date Balance of such Mortgage Loan, as reduced on each Distribution Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are (or, if they had not been applied to cover any Additional Trust Fund Expenses, would have been) distributed to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor or REO
Loan) during the related Collection Period. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

                  "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class R-I, Class R-II or Class R-III Certificate.

                  "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                  "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

                  "Tax Matters Person": With respect to each of the REMICs created hereunder, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury regulation section 1.860F-4(d) and temporary Treasury regulation section 301.6231(a)(7)-1T, which Person shall be the applicable Plurality Residual Certificateholder.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service under any applicable provisions of federal tax law or any other governmental taxing authority under applicable state or local tax laws.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II and REMIC III.

                  "Trustee": LaSalle National Bank, its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee's Fee": With respect to each Mortgage Loan and each REO Loan, the fee designated as such and payable to the Trustee pursuant to
Section 8.05(a). The Master Servicer shall remit the Trustee's Fee with respect to each Mortgage Loan and each REO Loan to the Trustee out of its aggregate Master Servicing Fees on each Distribution Date pursuant to Section 8.05(a).

                  "Trustee's Fee Rate":  0.015% per annum.

                  "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                  "UCC Financing Statement": A financing statement executed and filed pursuant to the UCC.

                  "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Distributable Interest in respect of such REMIC I Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or REMIC II Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

                  "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, and the denominator of which is an amount equal to one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Weighted Average Unmodified Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is an amount equal to one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Weighted Average Unmodified Net Mortgage Rate for such Distribution Date accrued on the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately prior to such Distribution Date.

                  "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall equal the Cut-off Date Balance of the related Mortgage Loan, and the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial stated principal amount. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be reduced by all distributions of principal deemed to have been made on such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.01(h) and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in Section 4.04(b). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(i), and, if and to the extent necessary and appropriate, shall be further reduced on such Distribution Date as provided in
Section 4.04(c).

                  "Uncovered Portion": As the context may require, either: (a) that portion, if any, of the then aggregate Certificate Principal Balance of all the Principal Balance Certificates that is in excess of the then aggregate Assigned Asset Value of the Mortgage Pool; and (b) that portion, if any, of the then Class Principal Balance of any Class of Principal Balance Certificates (or, in the case of the Class A-1 and Class A-2 Certificates, the then aggregate Certificate Principal Balance of such Certificates) that is in excess of an amount equal to (i) the then aggregate Assigned Asset Value of the Mortgage Pool, reduced (to not less than zero) by (ii) the then aggregate Certificate Principal Balance of each other Class of Principal Balance Certificates, if any, with a letter Class designation that is earlier in alphabetical order.

                  "Underwriter":  Salomon Brothers.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  "Unmodified Net Mortgage Rate": With respect to any Mortgage Loan (or successor REO Loan), the Net Mortgage Rate in effect for such Mortgage Loan as of the Cut-off Date, without regard to any change in the related Mortgage Rate subsequent to the Cut-off Date as a result of any modification, waiver or amendment agreed to by the Special Servicer pursuant to Section 3.20 or in connection with any bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

                  "USPAP": The Uniform Standards of Professional Appraisal Practices.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98% of the Voting Rights shall be allocated among the Holders of the various Classes of Principal Balance Certificates in proportion to the respective Class Principal Balances thereof, 1% of the Voting Rights shall be allocated to the Holders of the Class IO Certificates (but only for so long as the Class Notional Amount of such Class is greater than zero), and any Voting Rights not otherwise allocated to the REMIC III Regular Certificates shall be allocated equally among the respective Classes of Residual Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

                  "Weighted Average REMIC I Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective REMIC I Remittance Rates in respect of the REMIC I Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of the REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC II Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective REMIC II Remittance Rates in respect of the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective Uncertificated Principal Balances of the REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average Unmodified Net Mortgage Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to four decimal places, of the respective Unmodified Net Mortgage Rates in respect of the Mortgage Loans and any REO Loans constituting the Mortgage Pool as of the commencement of the Collection Period for such Distribution Date, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans and REO Loans outstanding immediately prior to such Distribution Date.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01.             Conveyance of Mortgage Loans.

                  (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the Mortgage Loan Purchase Agreement (other than under Sections 6, 7, 8, 9, 11 and 16 thereof), and (iii) all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and, except for Principal Prepayments received prior to the Cutoff Date, due after the Cut-off Date. The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 11.07, is intended by the parties to constitute a sale.

                  (b) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Master Servicer), on or before the Closing Date, the Mortgage File for each Mortgage Loan so assigned. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by the Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the Mortgage Loan Purchase Agreement and this Section 2.01(b).

                  (c) The Trustee shall, as to each Mortgage Loan, promptly (and in any event within 45 days following the receipt thereof) cause to be submitted at the expense of the Depositor for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment in favor of the Trustee referred to in clauses (iii) and (vi) of the definition of "Mortgage File" and each UCC-2 and UCC-3 in favor of the Trustee delivered as part of the "Mortgage File". Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom at the expense of the Depositor a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall give the Depositor notice and the Depositor shall cause the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate, at the expense of the Depositor.

                  (d) All documents and records in the possession of the Depositor or the Mortgage Loan Seller that relate to the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Master Servicer on or before the Closing Date and shall be held by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

                  (e) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall deliver to the Trustee on or before the Closing Date a copy of a fully executed counterpart of the Mortgage Loan Purchase Agreement, as in full force and effect on the Closing Date, which Mortgage Loan Purchase Agreement shall contain the representations and warranties made by the Mortgage Loan Seller with respect to each Mortgage Loan as of the Closing Date as are set forth on Exhibit L hereto.

                  SECTION 2.02.             Acceptance of REMIC I by Trustee.

                  (a) The Trustee, by its execution and delivery of this Agreement, acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of "Mortgage File" and the provisions of Section
2.01 and subject to the further review provided for in Section 2.02(b), of (i) the Mortgage File for each Mortgage Loan, (ii) a copy of a fully executed counterpart of the Mortgage Loan Purchase Agreement, and (iii) all other assets delivered to it and included in REMIC I, in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold such other assets included in REMIC I, in trust for the exclusive use and benefit of all present and future Holders of the Certificates. In addition, the Trustee hereby certifies to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Seller that, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery attached hereto as Exhibit C,
(1) all documents specified in clauses (i) through (x), (xii), (xiv) and (xv) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, (2) such documents have been reviewed by it or by a Custodian on its behalf and appear regular on their face and relate to the Mortgage Loans, and (3) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

                  (b) On or before the 75th day following the Closing Date, the Trustee shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Seller that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan as to which a Liquidation Event has occurred or any Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification)
(1) all documents specified in clauses (i) through (x), (xii), (xiv) and (xv) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf or, as required by Section 2.01(c), have been submitted by it for recordation or filing, as appropriate, (2) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (3) based on the examinations referred to in Section 2.02(a) above and this Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

                  (c) On or about the first anniversary of the Closing Date, the Trustee shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Seller that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan as to which a Liquidation Event has occurred or any Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification)
(1) all documents specified in clauses (i) through (x), (xii), (xiv) and (xv) of the definition of "Mortgage File" are in its possession or the possession of a Custodian on its behalf, (2) all documents received by it or any Custodian in respect of such Mortgage Loan have been reviewed by it or by such Custodian on its behalf and appear regular on their face and relate to such Mortgage Loan, and (3) based on the examinations referred to in Section 2.02(a) and Section 2.02(b) above and this Section 2.02(c) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

                  (d) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

                  SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans for Document Defects and Breaches of Representations and Warranties.

                  (a) If any party hereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty relating to the Mortgage Loans set forth in Exhibit B to the Mortgage Loan Purchase Agreement (a "Breach"), such party shall give prompt written notice thereof to the other parties hereto and to the Rating Agencies. Promptly upon becoming aware of any such Document Defect or Breach that materially and adversely affects the interests of the Certificateholders, the Master Servicer shall so notify the Mortgage Loan Seller and shall request that the Mortgage Loan Seller, not later than 90 days from the Mortgage Loan Seller's receipt of such notice, cure such Document Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with the Mortgage Loan Purchase Agreement. If the affected Mortgage Loan is to be repurchased, the purchaser shall remit to the Master Servicer for deposit into the Certificate Account the amount of the Purchase Price. Any such purchase of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                  (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 2.03, the Trustee, the Master Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, upon delivery to each of them of a receipt executed by the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the Mortgage Loan Seller or its designee in the manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee, and without representation or warranty whatsoever and without recourse to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release, which the Master Servicer is required to deliver in connection with any such repurchase. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.03, and the Trustee shall execute and deliver any powers of attorney necessary to permit the Master Servicer to do so; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer, and the Master Servicer and Special Servicer hereby agree to indemnify the Trustee and hold the Trustee harmless from any loss or liability arising from any misuse of any such power of attorney.

                  (c) The Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach.

                  SECTION 2.04.     Representations and Warranties of Depositor.

                  (a) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Master Servicer, the Special Servicer and the Fiscal Agent, as of the Closing Date, that:

                         (i) The Depositor is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Delaware.

                        (ii) The execution and delivery of this Agreement by the
                  Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                       (iii) The Depositor has the full power and authority to
                  enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and
                  (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                         (v) The Depositor is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                        (vi) The transfer of the Mortgage Loans to the Trustee
                  as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                       (vii) No litigation is pending or, to the best of the
                  Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                      (viii) Immediately prior to the transfer of the Mortgage
                  Loans to the Trust Fund pursuant to this Agreement, (A) the Depositor has marketable title to, and is the sole owner and holder of, each Mortgage Loan; and
                  (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans.

                        (ix) The Depositor is transferring the Mortgage Loan to
                  the Trust Fund free and clear of any liens, pledges, charges and security interests.

                  (b) The representations and warranties of the Depositor set forth in Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 2.05. Execution, Authentication and Delivery of Class R-I Certificates; Creation of REMIC I Regular Interests.

                  The Trustee hereby acknowledges the assignment to it of the assets included in REMIC I. Concurrently with such assignment and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trustee for the benefit of the Holders of the Class R-II Certificates and the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates and the REMIC III Certificates. The rights of the Class R-II Certificateholders and REMIC III (as holder of the REMIC II Regular Interests) to receive distributions from the proceeds of REMIC II in respect of the Class R-II Certificates and the REMIC II Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-II Certificates and the REMIC II Regular Interests, shall be as set forth in this Agreement.

                  SECTION 2.07. Execution, Authentication and Delivery of Class R-II Certificates.

                  Concurrently with the assignment to it of the REMIC I Regular Interests and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership of REMIC II.

                  SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance of REMIC III by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trustee for the benefit of the Holders of REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

                  SECTION 2.09. Execution, Authentication and Delivery of REMIC III Certificates.

                  Concurrently with the assignment to it of the REMIC II Regular Interests and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the Holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

                  SECTION 3.01. Administration of the Mortgage Loans; Reimbursement of Special Servicing Advances.

                  (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that each is obligated to service and administer pursuant to this Agreement on behalf of the Trust Fund, for the benefit of the Certificateholders, in accordance with applicable law, the terms of this Agreement (including, without limitation, the provisions regarding the authority of the Operating Adviser and the Extension Adviser) and of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans, and (ii) the Special Servicer shall service and administer (x) each Specially Serviced Mortgage Loan, and (y) each REO Property; provided, however, that the Master Servicer shall continue to collect information and prepare all reports to the Trustee for benefit of the Certificateholders required hereunder with respect to any Specially Serviced Mortgage Loans and REO Properties (and the related REO Loans), and to render such incidental services with respect to any Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21. Notwithstanding anything herein to the contrary, all actions to be taken by the Special Servicer with respect to the servicing and administration of any Specially Serviced Mortgage Loan or REO Property shall be subject to such rights and powers regarding directions, consents, approvals and objections as the Operating Adviser and/or the Extension Adviser are authorized to exercise pursuant to Sections 3.18 and 3.27.

                  (b) Subject to Section 3.01(a) and Section 3.27, the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and other related collateral; (ii) subject to
Section 3.20 and Section 3.27, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the

Master Servicer or the Special Servicer, as the case may be, furnish, or cause to be so furnished, to the Master Servicer or the Special Servicer any limited powers of attorney and other documents necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer, and the Master Servicer and Special Servicer hereby agree to indemnify the Trustee and hold the Trustee harmless from any loss or liability arising from any misuse of any such power of attorney.

                  (c) In the event that any two or more Mortgage Loans are cross-collateralized and cross-defaulted with each other, the Master Servicer or the Special Servicer, as applicable in accordance with this Agreement, shall service and administer such Mortgage Loans as a single Mortgage Loan as and when it deems necessary and appropriate consistent with the Servicing Standard.

                  (d) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.02.  Collection of Mortgage Loan Payments.

                  (a) Each of the Master Servicer and the Special Servicer shall undertake reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall, to the extent such procedures shall be consistent with this Agreement, including, without limitation, the Servicing Standard, follow such collection procedures as it would follow for comparable mortgage loans serviced by it on behalf of other third parties. Consistent with the foregoing, the Special Servicer or Master Servicer may waive any Penalty Interest, late payment charge, NSF check charges or similar fees in connection with any delinquent payment on a Mortgage Loan it is obligated to service hereunder.

                  (b) Amounts collected on any group of related Cross-Collateralized Mortgage Loans in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied by the Master Servicer among such Mortgage Loans in accordance with the express provisions of the related Mortgage Loan documents and, in the absence of such express provisions, in accordance with the normal servicing practices of the Master Servicer. All amounts collected on any Mortgage Loan (whether or not such Mortgage Loan is a CrossCollateralized Mortgage Loan) in the form of payments from Mortgagors, Insurance Proceeds and Liquidation Proceeds, shall be applied to amounts due and owing under the related Mortgage Loan documents (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of such documents and, in the absence of such express provisions, shall be applied by the Master Servicer (after reimbursement first to the Fiscal Agent, second to the Trustee and third, PRO RATA, to the Special Servicer and Master Servicer for any related Servicing Advances and, if applicable, after payment of any Liquidation Expenses not previously covered by Servicing Advances): FIRST, as a recovery of amounts to be currently applied to the payment of, or escrowed for the future payment of, real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items; SECOND, as a recovery of Reserve Funds to the extent then required to be held in escrow; THIRD, as a recovery of accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate in effect from time to time through the date of receipt (or, in the case of a full Monthly Payment from any Mortgagor, through the related Due Date); FOURTH, as a recovery of principal of such Mortgage Loan then due and owing, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder (or, if a Liquidation Event has occurred with respect to such Mortgage Loan, as a recovery of principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance); FIFTH, as a recovery of any Prepayment Premiums then due and owing under such Mortgage Loan; SIXTH, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts then due and owing under such Mortgage Loan, including, without limitation, Penalty Interest, late payment charges and NSF check charges; and SEVENTH, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance. Amounts collected on any REO Loan shall be deemed to be applied in accordance with the definition thereof. The provisions of this Section 3.02(b) with respect to the application of amounts collected shall not alter in any way the right of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent to receive payments from the Certificate Account as set forth in clauses (ii) through (xv) of Section 3.05(a) from amounts so applied.

                  SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall establish and maintain one or more accounts (each, a "Servicing Account"), into which all Escrow Payments shall be deposited and retained. Unless otherwise required by the related Mortgage Loan documents, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account may be made only:
(i) to effect payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and comparable items (to the extent amounts have been escrowed for such purpose); (ii) to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any Servicing Advances made thereby in respect of the related Mortgage Loan; (iii) to refund to Mortgagors any sums as may be determined to be overages; (iv) to pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account, or otherwise to pay such interest to the Master Servicer;
(v) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan documents and the Servicing Standard; (vi) as otherwise permitted by the terms of the related Mortgage Loan; or (vii) to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. The Master Servicer shall pay or cause to be paid to the Mortgagors interest on funds in Servicing Accounts if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicing Account, any provision herein to the contrary notwithstanding.

                  (b) The Master Servicer, in the case of any Mortgage Loan, and the Special Servicer, in the case of any REO Property, shall (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall enforce the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due. The Special Servicer shall cooperate with the Master Servicer in the fulfillment of its obligations under this Section 3.03(b).

                  (c) In accordance with the Servicing Standard, the Master Servicer shall, in the case of each Mortgage Loan, advance with respect to the related Mortgaged Property, all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the particular advance would not, if made, constitute a Nonrecoverable Servicing Advance. The Master Servicer shall be reimbursed in the first instance from related collections from the Mortgagors, and further as provided in Section 3.05(a). No costs incurred by the Master Servicer or any other party hereto in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of the Mortgaged Properties shall, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  (d) The Master Servicer shall establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made: (i) to pay for, or to reimburse the related Mortgagor in connection with, the related repairs and/or capital improvements at the related Mortgaged Property if the repairs and/or capital improvements have been completed, and such withdrawals are made in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds; (ii) to reimburse the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any Servicing Advances made thereby with respect to the related Mortgage Loan for the cost of repairs and/or capital improvements; (iii) to refund to Mortgagors any sums as may be determined to be overages; (iv) to pay interest, if required and as described below, to Mortgagors on balances in the Reserve Account, or otherwise to pay such interest to the Master Servicer; (v) as otherwise permitted by the terms of the related Mortgage Loan; or (vi) to clear and terminate the Reserve Account at the termination of this Agreement in accordance with Section 9.01. The Master Servicer shall pay or cause to be paid to the Mortgagors interest on funds in Reserve Accounts if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Reserve Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Reserve Account, any provision herein to the contrary not withstanding. Unless otherwise required by the related Mortgage Loan documents, all Reserve Accounts shall be Eligible Accounts.

                  (e) No later than the Closing Date, the Depositor shall cause all Escrow Payments and Reserve Funds then held by or on behalf of it or the Mortgage Loan Seller with respect to the Mortgage Loans to be delivered to the Master Servicer.

                  SECTION 3.04.  Certificate Account and Distribution Account.

                  (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Certificate Account") to be held on behalf of the Trustee in trust for the benefit of the Certificateholders. Each account constituting part of the Certificate Account shall be an Eligible Account and shall be entitled generally as follows: "Midland Loan Services, L.P., as Master Servicer, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 Certificate Account". The Master Servicer shall deposit or cause to be deposited in the Certificate Account, within one Business Day after receipt (in the case of payments by Mortgagors or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by or on behalf of the Master Servicer subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date, which shall be paid to the Mortgage Loan Seller, with negotiable instruments endorsed as necessary and appropriate without recourse) or (except for Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

                         (i) all payments on account of principal of the Mortgage Loans;

                        (ii) all payments on account of interest on the Mortgage Loans, including Penalty Interest, but excluding Prepayment Interest Excesses;

                       (iii) all Prepayment Premiums;

                        (iv) all Insurance Proceeds and Liquidation Proceeds (other than Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Distribution Account pursuant to Section 9.01) received in respect of any Mortgage Loan;

                         (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

                        (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket or master single interest insurance policy;

                       (vii) any amounts required to be transferred from an REO Account pursuant to Section 3.16(c);

                      (viii) insofar as they do not constitute Escrow Payments, any amounts paid by a Mortgagor specifically to cover items for which a Servicing Advance has been made; and

                        (ix) to the extent not otherwise payable to the Master Servicer or Special Servicer as additional servicing compensation, assumption fees.

                  The foregoing requirements for deposit in the Certificate Account shall be exclusive. Without limiting the generality of the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, amounts that the Master Servicer is entitled to retain as additional servicing compensation pursuant to Section 3.11(b), and amounts that the Special Servicer is entitled to retain as additional servicing compensation pursuant to Section 3.11(d), need not be deposited by the Master Servicer in the Certificate Account. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer, as additional servicing compensation in accordance with Section 3.11(d), assumption fees (in each case, up to the lesser of (i) 1.0% of the unpaid principal balance of the related Mortgage Loan and (ii) $75,000), late charges and other transaction fees received by the Master Servicer with respect to Specially Serviced Mortgage Loans. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series and the other accounts of the Master Servicer.

                  Upon receipt of any of the amounts described in clauses (i) through (iv) and (viii) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than three Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

                  (b) The Trustee shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") to be held in trust for the benefit of the Certificateholders. Each account constituting part of the Distribution Account shall be an Eligible Account and shall be entitled generally as follows: "LaSalle National Bank, as Trustee, in trust for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 Distribution Account". On each P&I Advance Date, the Master Servicer shall deliver to the Trustee, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clause (b)(iii) of the definition thereof) for the related Distribution Date then on deposit in the Certificate Account, together with (i) any Prepayment Premiums and, to the extent not payable to the Master Servicer or Special Servicer as additional servicing compensation, assumption fees received on the Mortgage Loans during the related Collection Period and (ii) in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01.

                  In addition, the Master Servicer shall, as and when required hereunder, deliver to the Trustee for deposit in the Distribution Account:

                (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

               (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account;

              (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19(a) in connection with Prepayment Interest Shortfalls; and

               (iv) any Liquidation Proceeds paid by the Master Servicer in connection with the purchase of all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such Liquidation Proceeds required to be deposited in the Certificate Account pursuant to Section 9.01.

                  Any and all amounts payable by any Person pursuant to this Agreement to reimburse or indemnify the Trust Fund shall be delivered to the Trustee for deposit in the Distribution Account.

         The Trustee shall, upon receipt, deposit in the Distribution Account any and all amounts received by the Trustee that are required by the terms of this Agreement to be deposited therein.

                  (c) Funds in the Certificate Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give notice to the Trustee and the Special Servicer of the location of the Certificate Account as of the Closing Date and of the new location of the Certificate Account prior to any change thereof. The Trustee shall give notice to the Master Servicer and the Special Servicer of the location of the Distribution Account as of the Closing Date and of the new location of the Distribution Account prior to any change thereof.

                  SECTION 3.05. Permitted Withdrawals From the Certificate Account and the Distribution Account.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                (i) to remit to the Trustee for deposit in the Distribution Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b) and/or that may be applied to make P&I Advances pursuant to Section 4.03(a);

               (ii) to reimburse itself, the Trustee or the Fiscal Agent, as the case may be, for unreimbursed P&I Advances, the Master Servicer's, Trustee's and Fiscal Agent's respective rights to reimbursement pursuant to this clause (ii) with respect to any P&I Advance made thereby (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vi)) being limited to amounts that represent Late Collections of interest (net of the related Master Servicing Fees) and principal received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

              (iii) to pay to itself earned and unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

               (iv) to pay the Special Servicer earned but unpaid Special Servicing Fees, Modification Fees and Resolution Fees;

                (v) to reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for unreimbursed Servicing Advances made thereby, the Master Servicer's, Special Servicer's, Trustee's and Fiscal Agent's respective rights to reimbursement pursuant to this clause (v) with respect to any Servicing Advance made thereby being limited to payments, Liquidation Proceeds, Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

               (vi) to reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any unreimbursed Advances made thereby that have been or are determined to be Nonrecoverable Advances;

              (vii) at such time as it reimburses itself, the Trustee or the Fiscal Agent for any unreimbursed P&I Advance made thereby pursuant to clause (ii) or (vi) above or otherwise pursuant to this Agreement, to pay itself, the Trustee or the Fiscal Agent, as applicable, any interest accrued and payable thereon in accordance with Section 4.03(d), and at such time as it reimburses itself, the Special Servicer, the Trustee or the Fiscal Agent for any unreimbursed Servicing Advance made thereby pursuant to clause (v) or (vi) above or otherwise pursuant to this Agreement, to pay itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, any interest accrued and payable thereon in accordance with Section 3.29(d);

             (viii) to pay any outstanding Liquidation Expenses, but only out of Liquidation Proceeds received in respect of the particular Mortgage Loan or REO Property as to which such Liquidation Expenses were incurred;

               (ix) to pay itself, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Certificate Account as provided in
         Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Certificate Account for any Collection Period;

                (x) to the extent deposited in the Certificate Account, to pay itself or the Special Servicer, as the case may be, any amounts collected on the Mortgage Loans that are otherwise payable to it or the Special Servicer as additional servicing compensation pursuant to
         Section 3.11(b) or Section 3.11(d), as the case may be;

               (xi) to pay for the cost of an independent appraiser retained pursuant to Section 3.09(a), Section 3.18(e), the second paragraph of
         Section 3.19(c), Section 3.29(c) or Section 4.03(c);

              (xii) to pay itself, the Special Servicer, the Depositor, any of their partners or any of their (or their partners') respective directors, officers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to Section 6.03;

             (xiii) to pay for (A) the cost of the Opinions of Counsel contemplated by Sections 3.09(b)(ii), 3.16(a) and 3.17(b), (B) to pay for the cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in furtherance of the rights and interests of Certificateholders, (C) the cost of obtaining the REO Extension sought by the Special Servicer as contemplated by Section 3.16(a), (D) the costs and expenses incurred on behalf of the Trust Fund, and to be paid directly out of the Certificate Account, pursuant to Section 3.09(c), and (E) the costs and expenses incurred by the Special Servicer or Trustee pursuant to Section 3.17(a);

              (xiv) to pay itself, the Special Servicer, the Mortgage Loan Seller, the Majority Subordinate Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase (or, in the case of a purchase effected pursuant to Section 9.01, subsequent to the date on which the relevant purchase price was calculated);

               (xv) to the extent not otherwise reimbursable or payable pursuant to any other clause of this Section 3.05(a) or pursuant to any clause of Section 3.05(b), to reimburse or pay the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for unpaid items incurred by such Person pursuant to any other section of this Agreement pursuant to which such Person is expressly entitled to reimbursement or payment from the Trust Fund, in each case only to the extent and from the sources reimbursable or payable under such other section, it being acknowledged that this clause (xv) shall not be deemed to modify the substance of any such other section, including the provisions of such section that set forth the extent to which one of the foregoing Persons is or is not entitled to payment or reimbursement; and

              (xvi) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Certificate Account pursuant to any of clauses (ii) through (viii), (x), (xi), (xiii), (xiv) and
(xv) above in this Section 3.05(a) above.

                  The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) from the Certificate Account amounts permitted to be paid to it (or to such third party contractors) therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount to which the Special Servicer (or such third party contractors) is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account.

                  (b) The Trustee may, from time to time, make withdrawals from the Distribution Account for any of the following purposes:

                (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

               (ii) to pay itself or any of its directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05, and to pay itself for any amounts reimbursable to it pursuant to Section 10.01(f);

              (iii) to pay the Master Servicer, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Distribution Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Distribution Account for any Collection Period;

               (iv) to pay for the cost of the Opinions of Counsel sought by the Trustee (1) as provided in clause (v) of the definition of "Disqualified Organization", (2) as contemplated by Sections 9.01, 9.02(a) and 10.01(i), or (3) as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

                (v) to pay any and all federal, state and local taxes imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses; provided that, with respect to any taxes for which the Trustee, the Master Servicer or the Special Servicer is liable pursuant to Section 10.01(j), such taxes have not been paid by the Person liable for such taxes;

               (vi) on each Distribution Date, prior to the distributions to be made on the Certificates on such Distribution Date, to reimburse the Fiscal Agent, the Trustee and the Special Servicer, in that order, for any Servicing Advances made pursuant to the second paragraph of Section 3.09(c) in respect of any particular Mortgaged Property or REO Property, but only insofar as the total amount of such Servicing Advances then outstanding in respect of such Mortgaged Property or REO Property exceeds $250,000, the respective rights of the Fiscal Agent, the Trustee and the Special Servicer pursuant to this clause (vi) being limited to those amounts otherwise distributable on such Distribution Date on those Certificates that are not rated at least "BBB" by either Rating Agency; and

              (vii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

                  (c) The Trustee, the Fiscal Agent, the Depositor, the Master Servicer and the Special Servicer shall in all cases have a right prior to the Certificateholders to any particular funds on deposit in the Certificate Account and the Distribution Account from time to time for the reimbursement or payment of servicing compensation, Advances (with interest thereon at the Reimbursement
Rate) and their respective expenses hereunder (or, in the case of such expenses, to have such funds paid directly to third party contractors from any invoices approved by the Trustee, the Fiscal Agent, the Depositor, the Master Servicer or the Special Servicer, as applicable), if and to the extent such fees and expenses are to be reimbursed or paid from such particular funds on deposit in the Certificate Account or the Distribution Account pursuant to the express terms of this Agreement. Any reimbursements of Advances in respect of any particular Mortgage Loan out of the Certificate Account pursuant to any of clauses (ii), (v) and (vi) of Section 3.05(a), and any payments of interest thereon out of the Certificate Account pursuant to clause (vii) of Section 3.05(a), shall be made (to the extent of their respective entitlements to such reimbursements and/or payments): first, to the Fiscal Agent; second, to the Trustee; and third, PRO RATA, to the Master Servicer and Special Servicer.

                  SECTION 3.06. Investment of Funds in the Certificate Account, the Distribution Account and the REO Account.

                  (a) The Master Servicer may direct in writing any depository institution maintaining the Certificate Account and may direct in writing the Trustee with respect to the Distribution Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing,
(i) in the case of the Distribution Account, no later than the Business Day prior to the next succeeding Distribution Date and (ii) in the case of each of the Certificate Account and REO Account, (A) no later than the Business Day prior to the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the depository institution maintaining such account is the obligor thereon, and
(B) no later than the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the depository institution maintaining such account is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Certificate Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the person that shall) maintain continuous possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the UCC, or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. The Trustee shall (except with respect to investment direction) possess, to the extent possible, each Permitted Investment of amounts in the Distribution Account or, if possession is not possible, shall maintain ownership in the name of the Trustee. Possession of any such Permitted Investment by the Master Servicer or the Special Servicer shall constitute possession by a person designated by the Trustee for purposes of Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of
Section 9-305 of the UCC and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account), the Trustee (in the case of the Distribution Account) or the Special Servicer (in the case of the REO Account) shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in either the Certificate Account or the Distribution Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.05(a) or withdrawal by the Trustee at its direction in accordance with Section 3.05(b), as applicable. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for such Investment Account for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any Investment Account has a Net Investment Loss for any Collection Period, the Master Servicer (in the case of the Certificate Account and the Distribution Account) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, prior to the P&I Advance Date following the end of such Collection Period, the amount of the Net Investment Loss.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

                  SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and Fidelity Coverage.

                  (a) With respect to those Mortgage Loans it is required to service hereunder, each of the Master Servicer and the Special Servicer shall use reasonable efforts to cause each related Mortgagor to maintain for the related Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer or Special Servicer, as applicable, shall exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related Mortgagor shall be required to obtain the required insurance coverage from Qualified Insurers. If any Mortgagor fails to maintain such insurance, then the Master Servicer shall, to the extent that the Trustee as mortgagee has an insurable interest (and to the extent such insurance coverage is available at commercially reasonable rates), cause such insurance to be maintained (subject to the provisions of this Agreement regarding Nonrecoverable Advances). Subject to Section 3.17(a), the Special Servicer shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage (to the extent such insurance coverage is available at commercially reasonable rates); provided that all such insurance shall be obtained from Qualified Insurers. All such insurance policies shall contain (if they insure against loss to property) a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgage Loans), or shall name as the insured the Special Servicer (in the case of insurance maintained in respect of REO Properties), in either case on behalf of the Trustee, and shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case in accordance with the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer, the Special Servicer or any other party hereto in maintaining any such insurance shall be reimbursable as a Servicing Advance and shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

                  (b)(i) If the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring all of the Mortgage Loans (in



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                                      -68-


the case of the Master Servicer) or all of the REO Properties (in the case of the Special Servicer), as the case may be, then, to the extent such policy (i) is obtained from a Qualified Insurer, and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on the related Mortgaged Properties or REO Properties. Such policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property an insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (ii) If the Master Servicer or the Special Servicer cause any Mortgaged Property or REO Property that it is required to service and administer to be covered by a master single interest insurance policy naming the Master Servicer or the Special Servicer, as applicable, on behalf of the Trustee as the loss payee, then to the extent such policy (i) is obtained from a Qualified Insurer and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as applicable, shall conclusively be deemed to have satisfied its obligation to cause such insurance to be maintained on the related Mortgage Properties and REO Properties. If the Master Servicer or the Special Servicer shall cause any Mortgaged Property as to which the related Mortgagor has failed to maintain the required insurance coverage or any REO Property to be covered by such master single interest insurance policy, then the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) paid by the Master Servicer or the Special Servicer, as applicable, shall constitute a Servicing Advance. All other costs associated with any such master single interest insurance policy shall be borne by the Master Servicer or Special Servicer, as the case may be, without right of reimbursement. Such master single interest insurance policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as applicable shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.07(a), and there shall have been one or more losses which would have been covered by such policy had it been maintained, deposit into the Certificate Account from its own funds the amount not otherwise payable under the master single interest policy because of such deductible clause, to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.



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                                      -69-



                  (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties exist as part of the Trust Fund) keep in force with Qualified Insurers a fidelity bond in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide that it may not be canceled without ten days' prior written notice to the Trustee.

                  Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties exist as part of the Trust Fund) also keep in force with Qualified Insurers a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans. Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Any such errors and omissions policy shall provide that it may not be canceled without ten days' prior written notice to the Trustee.

                  SECTION 3.08.  Enforcement of Alienation Clauses.

                  With respect to those Mortgage Loans it is obligated to service hereunder, each of the Master Servicer and the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Mortgagor unless the Master Servicer or, subject to Section 3.27(a), the Special Servicer, as applicable, has determined, consistent with the Servicing Standard, that waiver of such restrictions would be in accordance with the Servicing Standard. Promptly after the Master Servicer or Special Servicer, as applicable, has made any such determination, it shall deliver to the other, the Trustee and the Operating Adviser an Officer's Certificate setting forth the basis for such determination.

                  SECTION 3.09.  Realization Upon Defaulted Mortgage Loans.

                  (a) The Special Servicer shall, subject to Sections 3.09(b) through 3.09(d), and further subject to Section 3.27(a), exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including, without limitation, pursuant to Section 3.20. The Special Servicer shall be responsible for all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Servicing Advance) incurred by it in any such proceedings, and shall be entitled to reimbursement therefor as Special Servicing Advances as provided in Section 3.05(a). Nothing contained in this
Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as is, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any Appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property, as is, securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may, at the expense of the Trust Fund, have an Appraisal performed with respect to such property by an Independent MAI-designated appraiser.

                  (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

                (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

               (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trustee, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable judgment of the Master Servicer or the Special Servicer, as the case may be, made in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless (A) (as evidenced by an Officer's Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination) the Special Servicer has previously determined in accordance with the Servicing Standard, and based on a Phase I Environmental Assessment of such Mortgaged Property performed within twelve months prior to any such acquisition of title or other action by an Independent Person who regularly conducts Phase I Environmental Assessments (a copy of which Phase I Environmental Assessment shall be delivered to the Trustee), that:

                (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

               (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the Trust Fund on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property; and

(B) if the Special Servicer has determined that the Mortgaged Property is not in compliance with applicable environmental laws or regulations, or that any such circumstances or conditions described in clause (A)(ii) above are present at the Mortgaged Property, the Special Servicer shall have notified the Trustee in writing that (i) it has determined whether or not it or the Trustee could reasonably be considered to be a potentially responsible party, and (ii) if it has determined that it or the Trustee could reasonably be considered to be a potentially responsible party, it has also determined that its and the Trustee's interests are adequately protected, by indemnification or otherwise.

                  The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in clause (B)(i), and may conclusively rely on the Phase I Environmental Assessment referred to above, and upon an Opinion of Counsel, in making such determination. In addition, if any such Phase I Environmental Assessment so warrants, the Special Servicer shall perform such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses (A)(i) and
(A)(ii) of the preceding paragraph have been satisfied. The cost of such Phase I Environmental Assessment and any such Opinion of Counsel and additional environmental testing, as well as the cost of any remedial, corrective or other further action contemplated by clause (A)(i) and/or clause (A)(ii) of the preceding paragraph, shall be advanced by the Special Servicer; provided that the Special Servicer shall not be obligated in connection therewith to advance any funds which, if so advanced, would constitute a Nonrecoverable Servicing Advance; and provided further that, the total amount of such advances outstanding as to any particular Mortgaged Property or REO Property at any particular time shall not exceed the greater of (i) $250,000 and (ii) 25% of the then unpaid principal balance of the related Mortgage Loan or REO Loan, as the case may be. Amounts so advanced shall be subject to reimbursement as Servicing Advances in accordance with Section 3.05(a) and, to the extent that the total of such advances outstanding in respect of any particular Mortgaged Property or REO Property exceeds $250,000, out of amounts otherwise payable on the Certificates that are not rated at least "BBB" by either Rating Agency in accordance with Section 3.05(b). To the extent that the foregoing costs exceed the amount of the advances required to be made by the Special Servicer, the Special Servicer shall, in accordance with the Servicing Standard, pay such costs out of the Certificate Account as an expense of the Trust Fund, using reasonable efforts to conduct any necessary remedial, corrective or other action contemplated by clause (A)(i) and/or (A)(ii) of the preceding paragraph in such manner as to allow such nonadvanced costs to be payable out of amounts otherwise distributable on the Certificates that are not rated at least "BBB" by either Rating Agency.

                  (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (A)(i) and (A)(ii) of the first paragraph thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan, or if the Special Servicer is otherwise prevented from proceeding against the Mortgaged Property based on an objection of the Operating Adviser authorized to be given pursuant to Section 3.27(a), the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trustee, subject to Section 3.27(a), release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that if such Mortgage Loan has a then outstanding principal balance of greater than $1,000,000, prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Trustee in writing of its intention to so release all or a portion of such Mortgaged Property, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall have consented to such release within 30 days of the Trustee's distributing such notice (failure to respond by the end of such 30-day period being deemed consent).

                  (e) The Special Servicer shall report to the Trustee and the Operating Adviser monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a defaulted Mortgage Loan as to which the environmental testing contemplated in
Section 3.09(c) above has revealed that any of the conditions set forth in clauses (A)(i) and (A)(ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of (i) satisfaction of all such conditions and (ii) release of the lien of the related Mortgage on such Mortgaged Property.

                  (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, subject to Section 3.27(a), seek such deficiency judgment if it deems advisable.

                  (g) The Special Servicer shall prepare and file the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050J and 6050P of the Code and deliver to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J and 6050P of the Code.

                  (h) To the extent not filed by the Special Servicer pursuant to Section 3.9(g) above, the Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively, and promptly deliver upon such filing to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 3.10.  Trustee to Cooperate; Release of Mortgage
                                 Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of any release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall return to the Master Servicer such release or discharge, duly executed without representation or warranty whatsoever and without recourse. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or the Distribution Account.

                  (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto signed by a Servicing Officer thereof, shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or the related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the

Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Master Servicer or the Special Servicer, as applicable.

                  (c) Promptly after the Special Servicer's request therefor (but in no event later than seven Business Days), the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against or involving the Trust Fund; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer, and the Master Servicer and Special Servicer hereby agree to indemnify the Trustee and hold the Trustee harmless from any loss or liability arising from any misuse of any such power of attorney. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer thereof requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.11.  Servicing Compensation.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate, computed on a basis that assumes a 360-day year consisting of twelve 30-day months and on the basis of the same principal amount and for the same period respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan or REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as interest, to the extent permitted by Section 3.05(a). The Master Servicer shall remit to the Trustee, promptly upon receipt, that portion of the Master Servicing Fee representing the Trustee's Fee. The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  (b) Additional servicing compensation in the form of assumption fees (in each case, up to the lesser of $75,000 and 1.0% of the unpaid principal balance of the related Mortgage Loan), late charges, modification fees, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums and Penalty Interest), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may be retained by the Master Servicer and are not required to be deposited in the Certificate Account. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses; (ii) interest or other income earned on deposits in the Certificate Account and the Distribution Account, in accordance with
Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period); and (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in any Servicing Account or Reserve Account maintained by the Master Servicer. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket insurance policy obtained by it as contemplated by Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

                  (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the applicable Special Servicing Fee Rate, computed on a basis that assumes a 360-day year consisting of twelve 30-day months and on the basis of the same principal amount and for the same period respecting which any related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. The Special Servicing Fee shall be payable monthly from general collections on the Mortgage Pool on deposit in the Certificate Account as provided in Section 3.05(a).

                  The Special Servicer shall be entitled to a "Modification Fee" with respect to each Corrected Mortgage Loan (other than a Corrected Mortgage Loan that previously has become a Corrected Mortgage Loan two or more times) if, during the time the Mortgage Loan was most recently a Specially Serviced Mortgage Loan: (i) the stated maturity thereof was extended, (ii) the amount of the Monthly Payment payable with respect thereto was reduced for a period in excess of 12 consecutive months following the date it became a Corrected Mortgage Loan, or (iii) any amount of scheduled principal or interest thereunder was forgiven following the Special

Servicer's good faith negotiations with the related Mortgagor, in any event in connection with and in furtherance of its becoming a Corrected Mortgage Loan. The Modification Fee will equal 0.50% (or, if there was solely an extension of the stated maturity of such Mortgage Loan, 0.25%) of the principal balance of the Mortgage Loan at the time it became a Corrected Mortgage Loan, less the amount of any modification fees collected by the Special Servicer from the related Mortgagor. With respect to any Specially Serviced Mortgage Loan or REO Property liquidated by the Special Servicer (other than by way of the sale thereof to the Master Servicer, the Mortgage Loan Seller, the Depositor, the Majority Subordinate Certificateholder or the Holders of Residual Certificates or the purchase thereof by the Special Servicer), the Special Servicer shall also be entitled to a "Resolution Fee" in an amount (not less than zero) equal to 1.00% of the related Liquidation Proceeds (net of related unpaid Liquidation Expenses, Advances (together with interest thereon at the Reimbursement Rate) and Servicing Fees) if such liquidation occurs within twelve (12) months of the date on which the related Mortgage Loan became a Specially Serviced Mortgage Loan, or in an amount (not less than zero) equal to 0.75% of the related Liquidation Proceeds (net of related unpaid Liquidation Expenses, Advances (together with interest thereon at the Reimbursement Rate) and Servicing Fees) if such liquidation occurs thereafter. Any such Modification Fee or Resolution Fee to which the Special Servicer shall become entitled, shall be payable to the Special Servicer from general collections on the Mortgage Pool on deposit in the Certificate Account as provided in Section 3.05(a).

                  The Special Servicer's right to receive the Special Servicing Fee and any Modification Fees and Resolution Fees may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement.

                  (d) Additional servicing compensation in the form of assumption fees (in each case, up to the lesser of $75,000 and 1.0% of the unpaid principal balance of the related Mortgage Loan), modification fees, amounts collected for checks returned for insufficient funds and late charges received on or with respect to Specially Serviced Mortgage Loans shall be promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Certificate Account pursuant to Section 3.04(a). The Special Servicer shall also be entitled to additional servicing compensation in the form of interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.16(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period). The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket insurance policy obtained by it as contemplated by Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account, and the Special Servicer shall not be entitled to reimbursement therefor as expressly provided in this Agreement.

                  SECTION 3.12. Property Inspections; Collection of Financial Statements; Delivery of Certain Reports.

                  (a) The Special Servicer shall at its expense perform a physical inspection of a Mortgaged Property as soon as possible after a related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Master Servicer shall at its expense perform an inspection of each Mortgaged Property (other than with respect to any Mortgaged Property related to a Specially Serviced Mortgage Loan) at least once per calendar year (if the Special Servicer has not already done so in that calendar year pursuant to the immediately preceding sentence), unless each of the Rating Agencies has confirmed in writing that a less frequent period between inspections shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The Master Servicer shall be entitled to utilize a third-party property inspector with expertise in commercial real estate matters; provided that all fees and expenses of such inspector shall be borne by the Master Servicer. The Master Servicer and the Special Servicer shall each prepare a written report of each such inspection performed by it (or on its behalf, in the case of the Master Servicer) that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of (i) any vacancy in the Mortgaged Property that it, in its reasonable judgment, considers material, (ii) any sale, transfer or abandonment of the Mortgaged Property, (iii) any change in the condition or value of the Mortgaged Property that it, in its reasonable judgment, considers material, or
(iv) any waste committed on the Mortgaged Property. The Master Servicer and the Special Servicer shall each deliver to the other, to the Rating Agencies, to the Trustee and, upon request, to the Depositor, the Majority Subordinate Certificateholder and the Operating Adviser, a copy of each such written report prepared by it.

                  (b) The Special Servicer, in the case of any Specially Serviced Mortgage Loan, and Master Servicer, in the case of all other Mortgage Loans, shall make reasonable efforts to collect promptly from each related Mortgagor quarterly and annual operating statements, budgets and rent rolls of the related Mortgaged Property, and financial statements of such Mortgagor, whether or not delivery of such items is required pursuant to the terms of the related Mortgage. In addition, the Special Servicer shall cause quarterly and annual operating statements, budgets and rent rolls to be prepared with respect to each REO Property. The Special Servicer, in the case of any Specially Serviced Mortgage Loans and REO Properties, and the Master Servicer, in the case of all other Mortgage Loans, shall promptly: (i) review all such items as may be collected or prepared; (ii) prepare written reports based on such reviews identifying the Debt Service Coverage Ratios for the related Mortgage Loans (if still outstanding) and any increase or decrease in expenses or revenues associated with the related Mortgaged Properties or REO Properties if such increase or decrease represents a change in such items from the prior year of more than 5% (or from the Cut-off Date of more than 10%) and explaining any such increase or decrease; and (iii) deliver copies of the collected items, and of the written reports prepared in respect thereof to the other, to Trustee and, upon request, to the Depositor, the Majority Subordinate Certificateholder and the Operating Adviser.

                  SECTION 3.13.  Annual Statement as to Compliance.

                  Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Depositor and, in the case of the Special Servicer, to the Master Servicer, on or before March 15 of each year, beginning March 15, 1997, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding the qualification, or challenging the status, of any of REMIC I, REMIC II or REMIC III as a REMIC from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof.

                  SECTION 3.14.  Reports by Independent Public Accountants.

                  On or before March 15 of each year, beginning March 15, 1997, each of the Master Servicer and the Special Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer or the Special Servicer) with at least 250 professionals and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, to the Depositor and, in the case of the Special Servicer, to the Master Servicer a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

                  SECTION 3.15.  Access to Certain Information.

                  Each of the Master Servicer and the Special Servicer shall afford to the Trustee and the Depositor and, to the extent required by applicable regulations, to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and its servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

                  SECTION 3.16.  Title to REO Property; REO Account.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property within two years after REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) applies, more than sixty days prior to the expiration of such two year period, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to the second anniversary of such acquisition will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II or REMIC III or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such period longer than two years as is permitted by such REO Extension or contemplated by such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its applying for and being granted the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust Fund payable out of the Certificate Account pursuant to Section 3.05(a).

                   (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), to be held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. Each account constituting part of the REO Account shall be an Eligible Account and shall be entitled generally as follows:" Midland Loan Services, L.P., as Special Servicer, in trust for registered holders of Salomon Brothers Mortgage

Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1 [Name of REO Property]". The Special Servicer shall deposit, or cause to be deposited, in the REO Account, within one Business Day of receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give notice to the Trustee and the Master Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

                  (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property. On the second Business Day following each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during the most recently ended Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management and maintenance of the related REO Property (including, without limitation, the creation of a reasonable reserve for repairs, replacements and necessary capital improvements and other related expenses) during the following six months.

                  (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c).

                  SECTION 3.17.  Management of REO Property.

                  (a) Prior to the acquisition of title to any Mortgaged Property securing a defaulted Mortgage Loan, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

                         (i) None of the income from Directly Operating such
                  Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                        (ii) Directly Operating such Mortgaged Property as an
                  REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                       (iii) It is reasonable to believe that Directly Operating
                  such property as REO Property could result in income subject to an REO Tax and that no commercially feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the Trustee, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the Trustee shall consult with the Special Servicer and shall advise the Special Servicer of the Trustee's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the maximum extent possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the Trustee, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible) the net after-tax REO Revenues received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. Both the Special Servicer and the Trustee may consult with counsel at the expense of the Trust Fund (payable out of general collections on the Mortgage Pool on deposit in the Certificate Account) in connection with determinations required under this Section 3.17(a). Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the other parties hereto or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 3.17(a). Nothing in this
                  Section 3.17(a) is intended to prevent the sale of a Defaulted Mortgage Loan or REO Property pursuant to the terms and subject to the conditions of Section 3.18.

                  (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as provided in Section 3.17(a), result in (i) the receipt by REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or (ii) an Adverse REMIC Event in respect of any such REMIC. Except as provided in Section 3.17(a), the Special Servicer shall not enter into any lease, contract or other agreement that causes REMIC I to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust Fund may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage
Loan) shall not cause or allow REMIC I to receive, any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Subject to the foregoing and Section 3.27(a), however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including, without limitation:

                         (i) all insurance premiums due and payable in respect
                  of such REO Property;

                        (ii) all real estate taxes and assessments in respect of
                  such REO Property that may result in the imposition of a lien thereon;

                       (iii) any ground rents in respect of such REO Property;
                  and

                        (iv) all costs and expenses necessary to maintain,
                  lease, sell, protect, manage, operate, restore and dispose of such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) - (iv) above with respect to such REO Property, the Special Servicer shall make Special Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced by an Officer's Certificate delivered to the Trustee) the Special Servicer would not make such advances if the Special Servicer owned such REO Property or the Special Servicer determines, in its reasonable and good faith judgment, that such payment would, if made, be a Nonrecoverable Servicing Advance; provided, however, that the Special Servicer may make any such Special Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

                  (c) If consistent with the determinations made pursuant to
Section 3.17(a), the Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                         (i) the terms and conditions of any such contract may
                  not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                        (ii) the fees of such Independent Contractor (which
                  shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

                       (iii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in
                  Section 3.17(b) above, and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer as soon as practicable, but in no event later than 20 days following the receipt thereof by such Independent Contractor;

                        (iv) none of the provisions of this Section 3.17(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

                         (v) the Special Servicer shall be obligated with
                  respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

                  SECTION 3.18.  Sale of Mortgage Loans and REO Properties.

                  (a) The Master Servicer, the Special Servicer (subject to
Section 3.27(a)) or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

                  (b) Subject to Section 2.03(a), if the Special Servicer has determined in good faith that any Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee, the Master Servicer and the Operating Adviser, and the Trustee, following its receipt of such notice, shall, within 10 days after receipt of such notice, notify the Majority Subordinate Certificateholder. The Majority Subordinate Certificateholder may at its option purchase from the Trust Fund, at a price equal to the applicable Purchase Price, any such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this Section 3.18(b) shall be deposited by the Master Servicer into the Certificate Account within one Business Day of receipt thereof, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such funds have been received by the Master Servicer, shall release or cause to be released to the Majority Subordinate Certificateholder the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment without representation or warranty whatsoever and, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Majority Subordinate Certificateholder ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Majority Subordinate Certificateholder.

                  (c) If the Majority Subordinate Certificateholder has not purchased any Defaulted Mortgage Loan within 30 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer may at its option purchase such Mortgage Loan from the Trust Fund, at a price equal to the applicable Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this Section 3.18(c) shall be deposited by the Master Servicer into the Certificate Account within one Business Day after receipt, and the Trustee, upon receipt of an Officer's Certificate from the Master Servicer to the effect that such funds have been received by the Master Servicer, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment without representation or warranty whatsoever and, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

                  (d) Subject to Section 3.27(a), the Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Sections 3.18(b) and 3.18(c) above, if and when the Special Servicer determines, consistent with, and in the manner contemplated by, the Servicing Standard, that such a sale would maximize the recovery on such Defaulted Mortgage Loan to Certificateholders on a present value basis (and shall so offer any such Defaulted Mortgage Loan at the direction of the Operating Adviser). Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Subject to Section 3.27(a), unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the Trust Fund, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09.

                  The Special Servicer shall use its reasonable efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). Subject to Section 3.27(a), the Special Servicer shall accept the first (and, if multiple bids are receive contemporaneously, highest) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), then subject to Section 3.27(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

                  The Special Servicer shall give the Trustee and the Master Servicer not less than three Business Days' prior written notice of its intention to sell any Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer (except as otherwise provided below in this Section 3.18(e)). In determining whether any bid received from an Interested Person represents a fair price for any such Defaulted Mortgage Loan or REO Property, the Special Servicer shall be supplied with and may rely on a Appraisal prepared at the expense of the Trust Fund by an Independent MAIdesignated appraiser, retained by the Special Servicer, and who has a minimum of five years of experience in the subject property type and market. (The Special Servicer may rely on a certification of any bidder to the effect that such bidder is not an Interested Person.) Such appraiser shall be selected by the Special Servicer if the Special Servicer is not bidding with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Master Servicer if the Special Servicer is bidding. (The Special Servicer shall not bid with respect to a Defaulted Mortgage Loan or REO Property if the Master Servicer has informed it that the Master Servicer intends to submit a bid.) Where any Interested Person is among those bidding with respect to a Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person or from an Interested Person other than the Special Servicer constitutes a fair price for any such Defaulted Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any Appraisal described above and any Appraisal that it may have otherwise obtained pursuant to this Agreement), and any appraiser shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in
Section 3.16(a). The Purchase Price for any such Defaulted Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18, no cash bid from the Special Servicer or any Affiliate thereof that is less than the Purchase Price shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless (i) such bid is the highest bid received, (ii) at least two independent bids (not including the bid of the Special Servicer or any Affiliate) have been received (in the event the bid of the Special Servicer or any Affiliate thereof is the only bid received or is the higher of only two bids received, then additional bids shall be solicited) and (iii) such bid is acceptable to the Operating Adviser or, if none, to the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class.

                  (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall negotiate and take any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and collect all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain fees, that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final and without recourse to the Trustee or the Trust Fund, and if such sale is consummated in accordance with the terms of this Agreement, the Special Servicer shall have no liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer.

                  (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  (h) Subject to Section 3.27(a), the Special Servicer shall not be obligated by any of Section 3.18(a) through Section 3.18(g) to accept the highest bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, subject to Section 3.27(a), the Special Servicer may accept a lower bid if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms offered by the prospective buyer making the lower bid are more favorable.)

                  SECTION 3.19. Additional Obligations of the Master Servicer, Special Servicer and Trustee.

                  (a) The Master Servicer shall deliver to the Trustee for deposit in the Distribution Account on each P&I Advance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received during the most recently ended Collection Period, and (ii) the total amount of all servicing compensation received by the Master Servicer during such Collection Period.

                  (b) Notwithstanding the provisions of any Mortgage Note that permit the holder thereof to adjust the related Mortgage Rate on a specified date or during a specified period, neither the Master Servicer nor the Special Servicer shall adjust or cause the adjustment of the Mortgage Rate on any Mortgage Loan following the Cut-off Date, except in connection with a modification, waiver or amendment of such Mortgage Loan pursuant to Section 3.20.

                  (c) Upon the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 120th day (or, in the case of a Modified Mortgage Loan, the 30th day) following the occurrence of any uncured delinquency in Monthly Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan and (iv) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan, a "Required Appraisal Loan"), the Master Servicer or the Special Servicer (whichever is then responsible for servicing such Mortgage
Loan) shall request and, within 60 days of such Mortgage Loan becoming a Required Appraisal Loan, obtain an Appraisal of the related Mortgaged Property from an Independent MAI-designated appraiser, unless such an Appraisal had previously been obtained within the prior twelve months. The cost of such Appraisal shall be advanced by the Master Servicer or the Special Servicer, as the case may be, subject to its right to be reimbursed therefor as a Servicing Advance pursuant to Section 3.05(a).

                  With respect to each Required Appraisal Loan as to which there is an Appraisal Reduction Amount, which has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments, and with respect to which no other Servicing Transfer Event has occurred and is continuing, the Master Servicer shall, within 30 days of the date of such twelfth Monthly Payment, order an Appraisal (which may be an update of a prior Appraisal) (the cost of which will be an expense of the Trust Fund payable out of general collections on the Mortgage Pool on deposit in the Certificate Account). Based upon such Appraisal, the Master Servicer shall redetermine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such Mortgage Loan.

                  (d) Commencing in June 1996, the Master Servicer shall prepare for filing, execute and properly file with the Securities and Exchange Commission (the "SEC"), any and all reports, statements and information respecting the Trust Fund and/or the Certificates required or specifically provided herein to be filed on behalf of the Trust Fund under the Exchange Act. Prior to June 1996, the Trustee shall be responsible for such duties and obligations in respect of Distribution Date Statements and any other reports, statements and information as may be delivered to it by the Master Servicer and Special Servicer for filing (provided that, in the case of any such filing to be made electronically through the SEC Edgar System, the Depositor shall pay to the Trustee a mutually agreed upon fee as compensation for processing such filing or, alternatively, may cause the filing to be processed upon receipt from the Trustee of a hard copy of the relevant information). The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the SEC regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates.

                  SECTION 3.20.  Modifications, Waivers, Amendments and
                                 Consents.

                  (a) Subject to Sections 3.20(b) through 3.20(g) below, and further subject to Section 3.27, the Master Servicer and the Special Servicer each may, on behalf of the Trust Fund, agree to any modification, waiver or amendment of any term of any Mortgage Loan that it is then required to service and administer without the consent of the Trustee or any Certificateholder.

                  (b) All modifications, waivers or amendments of any Mortgage Loan shall be in writing and shall be considered and effected in accordance with the Servicing Standard.

                  (c) Except as provided in Section 3.20(d) below, neither the Master Servicer nor the Special Servicer, on behalf of the Trust Fund, shall agree or consent to any modification, waiver or amendment of any term of any Mortgage Loan if such modification, waiver or amendment would:

                (i) affect the amount or timing of any scheduled payment of principal, interest or other amount (excluding late payment charges, Penalty Interest and any amounts payable to it as additional servicing compensation) payable thereunder; or

               (ii) except as expressly contemplated by the related Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an Appraisal by an Independent MAI-designated appraiser delivered to the Master Servicer or the Special Servicer, as applicable, at the expense of the related Mortgagor and upon which the Master Servicer or the Special Servicer, as applicable, may conclusively rely) of the property, as is, to be released; or

              (iii) in the judgment of the Master Servicer or the Special Servicer, as applicable, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iv) affect the amount of any assumption fee payable under express terms of any Mortgage Loan; or

                (v) result in an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations proposed thereunder).

                  (d) Subject to Section 3.20(b) above, and further subject to
Section 3.27, the Special Servicer may, on behalf of the Trust Fund, without the consent of the Trustee or any Certificateholder, agree to modify, waive or amend any term of a Specially Serviced Mortgage Loan if, but only if, (i) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable, (ii) in the sole good faith judgment of the Special Servicer, such modification, waiver or amendment would increase the recovery on such Mortgage Loan to Certificateholders on a present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Mortgage Rate) and (iii) such modification, waiver or amendment would not cause the Trust Fund to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions (as evidenced by an Opinion of Counsel delivered to the Trustee by the Special Servicer, the cost of which shall not be an expense of the Trustee or the Trust Fund). The determination of the Special Servicer contemplated by clause (ii) of the preceding sentence shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee, the Operating Adviser, the Extension Adviser and the Rating Agencies and describing in reasonable detail the basis for the Special Servicer's determination. Notwithstanding the foregoing, the Special Servicer shall not extend the maturity of any Mortgage Loan beyond the date that is two years prior to the Rated Final Distribution Date.

                  (e) Any payment of interest that is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such modification, waiver or amendment so permit.

                  (f) The Master Servicer or the Special Servicer, as applicable, may as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it, as additional servicing compensation, a reasonable or customary fee (not to exceed the lesser of 1.0% of the unpaid principal balance of the Mortgage Loan to be modified and $75,000) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it.

                  (g) The Master Servicer or the Special Servicer, as applicable, shall notify the other, the Operating Adviser, the Extension Adviser and the Trustee, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan, the date thereof and the amount of any related fees charged the Mortgagor and shall deliver to the Trustee or the related Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution thereof.

                  SECTION 3.21. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall promptly give notice thereof to the Mortgage Loan Seller, the Trustee, the Special Servicer and the Operating Adviser, shall deliver the related Servicing File to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days after becoming aware of the occurrence of each related Servicing Transfer Event and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan.

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan, the Special Servicer shall promptly give notice thereof to the Mortgage Loan Seller, the Trustee, the Master Servicer and the Operating Adviser and shall return the related Servicing File to the Master Servicer. Upon giving such notice, and returning such Servicing File to the Master Servicer, the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

                  (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

                  (c) Not later than the Business Day following each Determination Date (and, in any event, not later than the fourth Business Day prior to the related Distribution Date), the Special Servicer shall forward (1) to the Master Servicer all information the Master Servicer will be required to include in the Master Servicer Reports that the Master Servicer is obligated to deliver to the Trustee prior to the next Distribution Date, to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property.

                  (d) Not later than the Business Day following each Determination Date (and, in any event, not later than the fourth Business Day prior to the related Distribution Date), the Special Servicer shall deliver to the Master Servicer a statement in writing and in computer readable format describing on a loan-by-loan and property-by-property basis, (1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (x) through (xiv) of Section 4.02(a) and, insofar as it relates to the Special Servicer, the information described in clauses (xxiv),
(xxv) and (xxvi) of Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of all REO Revenues, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period, and (4) such additional information relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer or Trustee reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this Section 3.21(d), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information required by the Special Servicer to perform its duties under this Agreement.

                  (e) Notwithstanding anything in this Agreement to the contrary, in the event that the Master Servicer and the Special Servicer are the same Person, all notices, certificates, information and consents required to be given by the Master Servicer to the Special Servicer or vice versa shall be deemed to be given without the necessity of any action on such Person's part.

                  SECTION 3.22.  Sub-Servicing Agreements.

                  (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or a successor master servicer or special servicer, as the case may be, may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement, or, alternatively, may terminate such Sub-Servicing Agreement without cause and without payment of any penalty or termination fee; (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or a successor master servicer or special servicer, as the case may be, assumes the obligations of the Master Servicer or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trustee, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment without the consent of the Master Servicer or the Special Servicer, as applicable, and (vi) does not permit the Sub-Servicer any rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall terminate with respect to any Mortgage Loan serviced thereunder at the time such Mortgage Loan becomes a Specially Serviced Mortgage Loan, and each Sub-Servicing Agreement entered into by the Special Servicer shall relate only to Specially Serviced Mortgage Loans and shall terminate with respect to any such Mortgage Loan which ceases to be a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer each shall deliver to the Trustee copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such SubServicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.29(d) and 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as applicable, and any Sub-Servicer retained by it as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer.

                  (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law.

                  (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith business judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Servicing Agreement, the Master Servicer and the Special Servicer shall each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

                  (d) If the Master Servicer or the Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default), then the Trustee or another successor thereto shall succeed to the rights and assume the obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, unless the Trustee or such successor elects to terminate any such Sub-Servicing Agreement in accordance with its terms. In any event, if a Sub-Servicing Agreement is to be assumed by the Trustee or another successor thereto, then the Master Servicer or the Special Servicer, as applicable, at its expense shall, upon request of the Trustee or such successor, deliver to such assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to such assuming party.

                  (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

                  SECTION 3.23.  Representations and Warranties of Master
                                 Servicer.

                  (a) The Master Servicer hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor, the Special Servicer and the Fiscal Agent, as of the Closing Date, that:

                (i) The Master Servicer is a Missouri limited partnership duly organized, validly existing and in good standing under the laws under which it was organized and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform in all material respects its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's certificate of limited partnership or partnership agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

              (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

               (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

              (vii) Each officer or employee of the Master Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). Neither the Master Servicer nor any of its officers, directors or employees involved in the servicing or administration of Mortgage Loans has been refused such coverage or insurance.

             (viii) The net worth of the Master Servicer, determined in accordance with generally accepted accounting principles, is not less than $10,000,000.

                  (b) The representations and warranties of the Master Servicer set forth in Section 3.23(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 3.24. Representations and Warranties of Special Servicer.

                  (a) The Special Servicer hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor, the Master Servicer and the Fiscal Agent, as of the Closing Date, that:

                  (i) The Special Servicer is a Missouri limited partnership duly organized, validly existing and in good standing under the laws under which it was organized, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform in all material respects its obligations under this Agreement, except that with respect to any obligation to qualify to conduct business in any state, the Special Servicer is so qualified or will be so qualified on the date of the first Servicing Transfer Event.

                  (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's certificate of limited partnership and partnership agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach would adversely affect its ability to perform its obligations under this Agreement.

                  (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened, against the Special Servicer that would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                  (vii) Each officer or employee of the Special Servicer that has or, following the occurrence of a Servicing Transfer Event, would have responsibilities concerning the servicing and administration of Specially Serviced Mortgage Loans and/or REO Properties is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c). Neither the Special Servicer nor any of its officers, directors or employees that is or, following the occurrence of a Servicing Transfer Event, would be involved in the servicing or administration of Specially Serviced Mortgage Loans and/or REO Properties has been refused such coverage or insurance.

                  (b) The representations and warranties of the Special Servicer set forth in Section 3.24(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made only for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 3.25.  Operating Adviser; Extension Adviser;
                                 Elections.

                  (a) After the initial receipt by the Trustee of written requests therefor from the Holder or Holders of Certificates representing a majority of the Voting Rights allocated to the then Controlling Class, the Holders of the Certificates of the Controlling Class shall vote to elect an operating adviser having the rights and powers specified in Section 3.27(a) (the "OPERATING ADVISER"), as provided in this Section 3.25. Upon (i) the receipt by the Trustee of written requests for an election of an Operating Adviser from the Holder or Holders of Certificates representing a majority of the Voting Rights allocated to the then Controlling Class, (ii) the resignation or removal of the Person acting as Operating Adviser or (iii) a determination by the Trustee that the Controlling Class has changed, an election of an Operating Adviser shall be held commencing as soon as practicable thereafter. The Operating Adviser shall be elected for the purpose of advising, approving and directing the actions of the Special Servicer specified herein in respect of the Specially Serviced Mortgage Loans and REO Properties.

                  After the initial receipt by the Trustee of written requests therefor from the Holder or Holders of Certificates representing more than 50% by Certificate Principal Balance of all the Principal Balance Certificates, if any, with letter Class designations that are earlier in alphabetical order than that of the then Controlling Class, the Holders of such Principal Balance Certificates shall vote to elect an extension adviser having the rights and powers specified in Section 3.27(b) (the "EXTENSION ADVISER"), as provided in this Section 3.25. Upon (i) the receipt by the Trustee of written requests for an election of an Extension Adviser from the Holder or Holders of Certificates representing more than 50% by Certificate Principal Balance of all the Principal Balance Certificates, if any, with letter Class designations that are earlier in alphabetical order than that of the then Controlling Class or (ii) the resignation or removal of the Person acting as Extension Adviser, an election of an Extension Adviser shall be held commencing as soon as practicable thereafter. The Extension Adviser shall be elected for the purpose of approving the actions of the Special Servicer specified herein in respect of extending the maturity of any Specially Serviced Mortgage Loan beyond the third anniversary of its Stated Maturity Date.

                  (b) After any such receipt, resignation, removal or determination contemplated by Section 3.25(a), the Trustee shall call a meeting of: (i) for purposes of electing an Operating Adviser, the Holders of the Controlling Class; and (ii) for purposes of electing an Extension Adviser, the Holders of all Principal Balance Certificates, if any, with letter Class designations that are earlier in alphabetical order than that of the then Controlling Class. Notice of the meeting of such Holders shall be mailed or delivered to each such Holder not less than 10 nor more than 60 days prior to the meeting. The notice shall state the place and the time of the meeting, which may be held by telephone. Holders of the Certificates representing a majority of the Voting Rights allocated to the applicable Class or Classes, present in person or represented by proxy, shall constitute a quorum for the nomination of an Operating Adviser or an Extension Adviser, as the case may be. At the meeting, each such Holder shall be entitled to nominate one Person to act as Operating Adviser or Extension Adviser, as the case may be. The Trustee shall cause the election of the Operating Adviser or the Extension Adviser, as the case may be, to be held as soon thereafter as convenient.

                  (c) Each Holder of Certificates of the Controlling Class shall be entitled to vote in each election of the Operating Adviser. Each Holder of Principal Balance Certificates, if any, with a letter Class designation that is earlier in alphabetical order than that of the Controlling Class, shall be entitled to vote in each election of the Extension Adviser. The voting in each election of the Operating Adviser or the Extension Adviser, as the case may be, shall be in writing mailed, delivered or sent by courier and actually received by the Trustee on or prior to the date of such election. Immediately upon receipt by the Trustee of votes (which have not been rescinded) from the Holders of Certificates representing more than 50% of the Voting Rights allocated to the then Controlling Class, which votes are cast for a single Person, such Person shall be, upon such Person's acceptance, the Operating Adviser. Immediately upon receipt by the Trustee of votes (which have not been rescinded) from the Holders of Certificates representing more than 50% by Certificate Principal Balance of all the Principal Balance Certificates, if any, with letter Class designations that are earlier in alphabetical order than that of the then Controlling Class, which votes are cast for a single Person, such Person shall be, upon such Person's acceptance, the Extension Adviser. Prior to the election of the initial Operating Adviser, and in the event that an Operating Adviser shall have resigned or been removed and a successor Operating Adviser shall not have been elected, there shall be no Operating Adviser. Prior to the initial election of an Extension Adviser, and in the event that an Extension Adviser shall have resigned or been removed and a successor Extension Adviser shall not have been elected, the Operating Adviser shall act as Extension Adviser (and, if there is then no Operating Adviser, there shall be no Extension Adviser). Notwithstanding anything to the contrary herein, the Special Servicer shall not have any right or obligation to consult with or to seek and/or obtain approval from an Operating Adviser or an Extension Adviser prior to acting, and provisions of this Agreement relating thereto or requiring such shall be of no effect, in any event during any such period that there is no Operating Adviser or Extension Adviser, as the case may be.

                  (d) The Operating Adviser may be removed at any time by the written vote, copies of which must be delivered to the Trustee, of the Holders of Certificates representing more than 50% of the Voting Rights allocated to the then Controlling Class. The Extension Adviser may be removed at any time by the written vote, copies of which must be delivered to the Trustee, of the Holders of Certificates representing more than 50% by Certificate Principal Balance of all the Principal Balance Certificates, if any, with a letter Class designation that is earlier in alphabetical order than that of the then Controlling Class.

                  (e) The Trustee shall act as judge of each election of an Operating Adviser or an Extension Adviser and, absent manifest error, the determination of the results of any such election by the Trustee shall be conclusive. Notwithstanding any other provisions of this Section 3.25, the Trustee may make such reasonable regulations as it may deem advisable for any such election.

                  SECTION 3.26. Limitation on Liability of Operating Adviser and Extension Adviser.

         Each of the Operating Adviser and the Extension Adviser may act solely as a representative of the interests of the Class or Classes of Certificateholders that elected it. Neither the Operating Adviser nor the Extension Adviser shall have any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Operating Adviser or the Extension Adviser against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that each of the Operating Adviser and the Extension Adviser may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates and that each of the Operating Adviser and the Extension Adviser may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates and, absent willful misfea-sance, bad faith, negligence or reckless disregard of obligations and duties on the part of the Operating Adviser or the Extension Adviser, agree to take no action against the Operating Adviser, the Extension Adviser or any of their respective officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

                  SECTION 3.27.  Duties of Operating Adviser and Extension
                                 Adviser.

                  (a) The Operating Adviser shall be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer and as otherwise provided in Sections 3.18 and 3.28. In addition, prior to the Special Servicer's taking any of the following actions, the Special Servicer shall notify the Operating Adviser of its intention to take such action and shall supply the Operating Adviser with such information as the Operating Adviser may reasonably request to allow the Operating Adviser to make an informed decision. Except as otherwise provided herein, the Special Servicer shall not take any of the following actions as to which the Operating Adviser shall have objected in writing within ten days of its receiving from the Special Servicer written notice thereof (with a copy of such notice to be forwarded to the Holders of the Controlling Class) and sufficient information to make an informed decision (provided that if such written objection has not been received by the Special Servicer within such ten day period, then the Operating Adviser's approval shall be deemed to have been given):

                  (i) the initiation or consummation of foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of any Mortgaged Property securing any Specially Serviced Mortgage Loan that comes into and continues in default; provided that if immediate initiation of foreclosure proceedings is necessary to preserve or protect the Mortgaged Property or income therefrom, the Special Servicer may initiate such proceedings and notify the Operating Adviser thereof within 72 hours thereafter; and provided further that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension, the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (i) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period;

                  (ii) any modification, amendment or waiver of, or with respect to, any Specially Serviced Mortgage Loan other than a modification consisting of the extension of the original maturity date of a Specially Serviced Mortgage Loan for twelve months or less; provided that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension, the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (ii) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period;

                  (iii) any acceptance of a discounted payoff of a Specially Serviced Mortgage Loan; and

                  (iv) any proposed sale of a Specially Serviced Mortgage Loan or REO Property (other than in connection with the purchase of any Defaulted Mortgage Loan by the Majority Subordinate Holder pursuant to
         Section 3.18(a) or by the Master Servicer or Special Servicer pursuant to Section 3.18(b) or in connection with the termination of the Trust Fund pursuant to Section 9.01); provided that, with respect to any Specially Serviced Mortgage Loan which has been the subject of an OA Extension, the Operating Adviser will no longer be entitled to approve or object to the actions set forth in this clause (iv) with respect to such Specially Serviced Mortgage Loan after the termination of the related OA Extension Period.

                  Notwithstanding the foregoing, if the Operating Adviser rejects the recommendations of the Special Servicer with respect to clause (iii) above, the Special Servicer shall so notify the Trustee, in writing, and deliver thereto a list of eligible members of the American Arbitration Association or other comparable nationally recognized organization, and the Trustee shall select from such list an Independent arbitrator (whose fees and expenses shall be paid by the Holders of the Controlling Class on a PRO RATA basis in accordance with the Percentage Interests in such Class evidenced by their respective Certificates), such selection to be made within seven days of receipt by the Trustee of such written notice from the Special Servicer. The Special Servicer shall prepare and/or deliver to the Trustee, and the Trustee shall deliver to such arbitrator, a present value analysis and any other relevant information within five days of the selection of such arbitrator by the Trustee. The Trustee shall request that such arbitrator make its decision in the best economic interests of the Trust Fund based upon the maximization of net present value of expected collections on the affected Mortgage Loan that will be distributable to Certificateholders. The Trustee shall request such arbitrator to (i) select a course of action based solely upon the respective recommendations provided by the Operating Adviser and the Special Servicer (rather than on an alternative recommendation provided by itself), and (ii) provide a decision within five Business Days of receipt of the aforementioned analyses and other relevant information. Following a decision of such arbitrator, the Special Servicer shall act in accordance therewith. Pending a decision of such arbitrator, the Special Servicer may not take the action in question. The Trustee shall have no responsibility or liability with respect to the arbitrator's decision or actions.

                  No direction, objection or withholding of a required consent or approval by, of or on the part of the Operating Adviser shall: (i) require or cause the Special Servicer to violate the terms of any Mortgage Loan, applicable law or any provision of this Agreement, including, without limitation, the Special Servicer's obligation to act in accordance with the Servicing Standard and to maintain the REMIC status of each of REMIC I, REMIC II and REMIC III; or
(ii) result in the imposition of a tax on any "prohibited transaction" of or "contribution" after the Startup Day to any of REMIC I, REMIC II or REMIC III under the REMIC Provisions; or (iii) expose the Master Servicer, the Special Servicer, the Fiscal Agent or the Trustee, or their officers, directors, employees, agents or partners, or the Trust Fund to any claim, suit or liability; or (iv) materially expand the scope of the Special Servicer's responsibilities under this Agreement.

                  (b) If there is an Extension Adviser, the Special Servicer may not extend the maturity of any Specially Serviced Mortgage Loan beyond the third anniversary of its Stated Maturity Date, unless: (i) the Special Servicer has notified the Extension Adviser of its intention to take such action and has supplied the Extension Adviser with such information as the Extension Adviser may reasonably request to allow the Extension Adviser to make an informed decision; and (ii) the Extension Adviser has not objected to such extension in writing within ten days of receiving from the Special Servicer written notice thereof (with a copy of such notice to be forwarded to the Holders of the Controlling Class) and sufficient information to make an informed decision (provided that if such written objection to such extension has not been received by the Special Servicer within such ten day period, then the Extension Adviser's approval will be deemed to have been given). In addition, the Extension Adviser shall be entitled to confirm to its reasonable satisfaction that all conditions precedent to the granting of any such extension set forth in this Agreement have been satisfied.

                  SECTION 3.28 Special Servicer to Cooperate with the Operating Adviser and the Extension Adviser.

                  (a) Within ninety days after the occurrence of a Servicing Transfer Event with respect to any Mortgage Loan and the transfer of servicing with respect to such Mortgage Loan to the Special Servicer, or such longer period as the Operating Adviser shall approve, the Special Servicer shall prepare or cause to be prepared and delivered to the Operating Adviser a business plan outlining the strategy which the Special Servicer contemplates using in resolving the event giving rise to such Servicing Transfer Event. In addition, the Special Servicer shall from time to time make reports and recommendations and provide analyses to the Operating Adviser with respect to the following matters:

                (i) whether the foreclosure of a Mortgaged Property relating to a Specially Serviced Mortgage Loan would be in the best economic interests of the Certificateholders (taken as a whole);

               (ii) if the Operating Adviser elects to proceed with a foreclosure, whether a deficiency judgment should or should not be sought because the likely recovery will or will not be sufficient to warrant the cost, time and exposure of pursuing such a judgment;

              (iii) whether the waiver or enforcement of any "due-on-sale" clause or "due-on-encumbrance" clause contained in a Specially Serviced Mortgage Loan is in the best economic interests of the Certificateholders (taken as a whole);

               (iv) in connection with any proposed assumption agreement with a Person to whom a Mortgaged Property securing a Specially Serviced Mortgage Loan is to be conveyed, or the release of the original Mortgagor from liability upon a Specially Serviced Mortgage Loan and the substitution of a new Mortgagor, whether the credit status of the prospective new or substitute Mortgagor would meet a prudent lender's underwriting standards for multifamily and commercial mortgage loans originated by it; and

                (v) in connection with the foreclosure or comparable action on a Specially Serviced Mortgage Loan secured by a Mortgaged Property which is not in compliance with all applicable environmental laws, including, without limitation, CERCLA, whether it is in the best economic interests of the Certificateholders (taken as a whole) to take the actions and incur the expense that would be required in order to bring the Mortgaged Property into compliance therewith and an estimate of the cost of doing so.

                  (b) In addition to providing assistance to the Operating Adviser as provided in Section 3.28(a), the Special Servicer shall, with respect to any proposed modification (which shall include any proposed release, substitution or addition of collateral), extension, waiver, amendment, discounted payoff or sale of a Specially Serviced Mortgage Loan, prepare and deliver to the Operating Adviser and, if it may prevent such action by objecting thereto in accordance with Section 3.27(b), the Extension Adviser a summary of such proposed action and an analysis of whether such action is reasonably likely to produce a greater recovery to Certificateholders on a present value basis (the relevant discounting to be performed at the related Mortgage Rate) than liquidation of such Mortgage Loan. Such analysis shall specify the basis on which the Special Servicer has made such determination, including the status of any existing material default or the grounds for concluding that a payment default is reasonably foreseeable.

                  (c) All correspondence and communications with the Operating Adviser and Extension Adviser may be conducted with the officers or employees of the Operating Adviser and Extension Adviser whose names appear on a list of officers or employees furnished to the Special Servicer by the Operating Adviser and Extension Adviser, as such list may from time to time be amended.

                  (d) Any and all reports provided by the Special Servicer to either the Operating Adviser or the Extension Adviser shall also be delivered to the Trustee.

                  SECTION 3.29.  Servicing Advances.

                  (a) Each of the Master Servicer and Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy obtained by it as contemplated by Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account or REO Account, and neither the Master Servicer nor the Special Servicer shall be entitled to reimbursement for any such expense except as expressly provided in this Agreement, including, without limitation, as a Servicing Advance.

                  (b) If the Master Servicer or Special Servicer is required under this Agreement to make a Servicing Advance, but does not do so within three days after such Advance is required to be made, the Trustee shall, subject to Section 3.29(c) below, if it has knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, make such Advance.

                  (c) Notwithstanding anything herein to the contrary, none of the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent shall be required to make any Servicing Advance which would, if made, constitute a Nonrecoverable Servicing Advance. The determination by any such party that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in its reasonable and good faith judgment and shall be evidenced by an Officer's Certificate delivered promptly to the Depositor, the Operating Advisor and, in the case of the Master Servicer or the Special Servicer, to the Trustee, setting forth the basis for such determination, together with a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, performed within the twelve months preceding such determination by an Independent MAI-designated appraiser (or, if more than one such Appraisal has been performed within such time period, the most recent such Appraisal), and further accompanied by any engineers' reports, environmental surveys or similar reports that the Master Servicer, the Special Servicer or any other party hereto may have obtained and that support such determination.

                  (d) In connection with its recovery of any Servicing Advance made thereby under this Agreement, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent shall each be entitled to receive, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, accrued on the amount of such Servicing Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself, the Special Servicer, the Trustee or the Fiscal Agent, as applicable, for any outstanding Servicing Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Certificate Account. The Trustee and the Fiscal Agent shall be entitled to rely on the Master Servicer's or the Special Servicer's determination of nonrecoverability with respect to any Servicing Advance.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.  Distributions.

                  (a) On each Distribution Date, the Trustee shall (except as otherwise provided in Section 9.01), based on information provided by the Master Servicer in respect of such Distribution Date pursuant to Section 4.02(b), apply amounts on deposit in the Distribution Account, after payment of amounts payable from the Distribution Account in accordance with Section 3.05(b)(ii) through
(vi), for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the applicable Available Distribution Amount:

                (i) to distributions of interest to the Holders of the respective Classes of Senior Certificates, PRO RATA in accordance with the respective amounts of interest distributable on such Classes of Certificates on such Distribution Date as described in this clause (i), in an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (ii) to distributions of principal to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, allocable as between the Holders of such two Classes of Certificates as provided below, in an amount (not to exceed the aggregate of the Class Principal Balances of the Class A-1 Certificates and the Class A-2 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date;

              (iii) to distributions to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, PRO RATA in accordance with the respective amounts of Realized Losses and Additional Trust Fund Expenses reimbursable on such Classes of Certificates on such Distribution Date as described in this clause
         (iii), in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to each such Class of Certificates and not previously reimbursed;

               (iv) to distributions of interest to the Holders of the Class B Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

                (v) if the Class Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B

         Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above);

               (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class B Certificates and not previously reimbursed;

              (vii) to distributions of interest to the Holders of the Class C Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date, and, to the extent not previously paid, for each prior Distribution Date;

             (viii) if the Class Principal Balances of the Class A-1, Class A-2 and Class B Certificates have been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above or to the Holders of the Class B Certificates pursuant to clause (v) above);

               (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class C Certificates and not previously reimbursed;

                (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (xi) if the Class Principal Balances of the Class A-1, Class A-2, Class B and Class C Certificates have been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above, to the Holders of the Class B Certificates pursuant to clause (v) above or to the Holders of the Class C Certificates pursuant to clause (viii) above);

              (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class D Certificates and not previously reimbursed;

             (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

              (xiv) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C and Class D Certificates have been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above, to the Holders of the Class B Certificates pursuant to clause (v) above, to the Holders of the Class C Certificates pursuant to clause (viii) above or to the Holders the Class D Certificates pursuant to clause (xi) above);

               (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class E Certificates and not previously reimbursed;

              (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

             (xvii) If the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above, to the Holders of the Class B Certificates pursuant to clause (v) above, to the Holders of the Class C Certificates pursuant to clause (viii) above, to the Holders of the Class D Certificates pursuant to clause (xi) above or to the Holders of the Class E Certificates pursuant to clause (xiv) above);

            (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class F Certificates and not previously reimbursed;

              (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (xx) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and/or Class A-2 Certificates pursuant to clause (ii) above, to the Holders of the Class B Certificates pursuant to clause (v) above, to the Holders of the Class C Certificates pursuant to clause (viii) above, to the Holders of the Class D Certificates pursuant to clause
         (xi) above, to the Holders of the Class E Certificates pursuant to clause (xiv) above or to the Holders of the Class F Certificates pursuant to clause (xvii) above);

              (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class G Certificates and not previously reimbursed;

             (xxii) to distributions of principal to the Holders of the Class G Certificates until the Class Principal Balance thereof is reduced to zero;

            (xxiii) to distributions of principal to the Holders of the Class F Certificates until the Class Principal Balance thereof is reduced to zero;

             (xxiv) to distributions of principal to the Holders of the Class E Certificates until the Class Principal Balance thereof is reduced to zero;

              (xxv) to distributions of principal to the Holders of the Class D Certificates until the Class Principal Balance thereof is reduced to zero;

             (xxvi) to distributions of principal to the Holders of the Class C Certificates until the Class Principal Balance thereof is reduced to zero;

            (xxvii) to distributions of principal to the Holders of the Class B Certificates until the Class Principal Balance thereof is reduced to zero;

           (xxviii) to distributions of principal to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, allocable as between the Holders of such two Classes of Certificates as provided below, until the Class Principal Balance thereof is reduced to zero;

             (xxix) to distributions to the Holders of the Class R-II Certificates, in an amount equal to the Class R-II Distribution Amount for such Distribution Date; and

              (xxx) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxix) above.

                  On each Distribution Date prior to the earlier of (i) the Class A Principal Distribution Cross-Over Date and (ii) the final Distribution Date in connection with the termination of the Trust Fund as provided in Section 9.01, the Trustee shall pay the distributions of principal made on the Class A-1 and Class A-2 Certificates pursuant to clauses (ii) and (xxviii) above, FIRST, to the Holders of the Class A-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero, and THEREAFTER, to the Holders of the Class A-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero. On any Distribution Date coinciding with or following the Class A Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, the Trustee shall pay the distributions of principal made on the Class A-1 and Class A-2 Certificates pursuant to clauses (ii) and (xxviii) above to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, PRO RATA in accordance with the respective Class Principal Balances of such Classes outstanding immediately prior to such Distribution Date, until the Class Principal Balance of each such Class has been reduced to zero.

                  All distributions of interest made in respect of the Class IO Certificates on any Distribution Date pursuant to clause (i) above, shall be deemed to have been made in respect of Component IO-U, Component IO-V, Component IO-W, Component IO-X and Component IO-Y, PRO RATA in accordance with the respective amounts of interest that would be payable on such Components on such Distribution Date if each such Component were treated as a separate Class of REMIC III Regular Certificates.

                  Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously deemed allocated to a Class of Principal Balance Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

                  (b) (i) On each Distribution Date, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent assumption fees, as specified by the Master Servicer, collected during or prior to the related Collection Period and shall distribute such amounts to the Holders of the Class R-I Certificates.

                           (ii) On each Distribution Date, up to and including
the earlier of (x) the Distribution Date on which the aggregate Certificate Principal Balance of the Registered Certificates has been reduced to zero and
(y) the Distribution Date in January 2006, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums, as specified by the Master Servicer, collected during or prior to the related Collection Period and shall distribute each such Prepayment Premium, subject to the following sentence, as follows: (A) to the Holders of the Class IO Certificates up to an amount equal to the product of (1) such Prepayment Premium, multiplied by (2) the quotient of (x) the Net Mortgage Rate of the related prepaid Mortgage Loan minus the Pass-Through Rate of the Class of Registered Certificates referred to in the next succeeding clause (B), divided by (y) the Net Mortgage Rate of the related prepaid Mortgage Loan minus the lesser of the Pass-Through Rate and the applicable Adjusted Treasury Yield in respect of the Class of Registered Certificates referred to in the next succeeding clause (B); and (B) to the Holders of the Class of Registered Certificates then entitled to distributions of principal out of the Principal Distribution Amount in an amount equal to any remaining portion of such Prepayment Premium. On any such Distribution Date on which one Class of Registered Certificates will be retired, and the Holders of one or more other Classes of Registered Certificates will commence receiving distributions of principal out of the Principal Distribution Amount, any Prepayment Premium distributable on such Distribution Date shall first be divided into two or more, as appropriate, separate amounts based on, and attributable to, the respective portions of the related prepayment of principal distributable in respect of each such Class of Registered Certificates, and each such separate amount shall then be allocated, as if it were a separate Prepayment Premium, between the Holders of the Class IO Certificates and the Holders of the corresponding Class of Registered Certificates as provided in the immediately preceding sentence. For purposes of the preceding sentence, that portion of the Principal Distribution Amount described in clauses (a) and (e) of the definition thereof shall be deemed distributed pursuant to Section 4.01(a) prior to the portion of the Principal Distribution Amount described in the remaining clauses of the definition thereof (each such portion being deemed distributed as a collective whole).

                  On each Distribution Date following the earlier of (x) the Distribution Date on which the aggregate Certificate Principal Balance of the Registered Certificates has been reduced to zero and (y) the Distribution Date in January 2006, the Trustee shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums, as specified by the Master Servicer, collected during or prior to the related Collection Period and shall distribute such amounts to the Holders of the Class R-I Certificates.

                  (c) All distributions made with respect to each Class on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000 or the aggregate initial Certificate Notional Amount of which as of the Closing Date is at least $10,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution. Any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously deemed allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Trustee was subsequently notified in writing. If such check is returned to the Trustee, the Trustee, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such check as it shall deem appropriate. Any funds in respect of a check returned to the Trustee shall be set aside by the Trustee and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Trustee has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Trustee shall distribute the unclaimed funds to the Class R-III Certificateholders.

                  (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, or any other party hereto shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letter of Representations among the Depositor, the Trustee and the initial Depository, a copy of which Letter of Representations is attached hereto as Exhibit F.

                  (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund on their respective Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (f) Except as otherwise provided in Section 9.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to such Class of Certificates) will be made on the next Distribution Date, the Trustee shall, no later than five days after the related Determination Date, mail to each Holder of record on such date of such Class of Certificates a notice to the effect that:

                (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the location therein specified, and

               (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such steps to contact the remaining nontendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(f). If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Trustee shall distribute to the Class R-III Certificateholders all unclaimed funds and other assets which remain subject thereto.

                  (g) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                  (h) All distributions made in respect of the Class A-1 Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or
9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest U; all distributions made in respect of the Class A-2 Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest V; all distributions made in respect of the Class B Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest W; all distributions made in respect of the Class C Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest X; all distributions made in respect of the Class D Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or
9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest Y; all distributions made in respect of the Class E, Class F and/or Class G Certificates on each Distribution Date pursuant to Section 4.01(a) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest Z; all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01, and allocable to Component IO-U, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest U; all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to
Section 4.01(a), 4.01(b) or 9.01, and allocable to Component IO-V, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest V; all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01, and allocable to Component IO-W, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest W; all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01, and allocable to Component IO-X, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest X; and all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to
Section 4.01(a), 4.01(b) or 9.01, and allocable to Component IO-Y, shall be deemed to have first been distributed from REMIC II to REMIC III in respect of REMIC II Regular Interest Y. In each such case, if such distribution on any such Class of REMIC III Certificates was a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums), or in reimbursement of any Realized Losses and/or Additional Trust Fund Expenses previously deemed allocated in respect of such Class of REMIC III Certificates, then the corresponding distribution deemed to be made on a

REMIC II Regular Interest pursuant to the preceding sentence shall be deemed also to be a distribution of interest, of principal, of additional interest (in the form of Prepayment Premiums), or in reimbursement of any Realized Losses and/or Additional Trust Fund Expenses previously deemed allocated in respect of such REMIC II Regular Interest. The actual distributions made by the Trustee on each Distribution Date in respect of the REMIC III Certificates pursuant to Sections 4.01(a), 4.01(b) and/or 9.01 shall be deemed to have been so made from the amounts deemed distributed in respect of the REMIC II Regular Interests on such Distribution Date pursuant to this Section 4.01(h). Notwithstanding the deemed distributions on the REMIC II Regular Interests described in this Section 4.01(h), actual distributions of funds from the Distribution Account shall be made only in accordance with Section 4.01(a), 4.01(b) or 9.01, as applicable.

                  (i) On each Distribution Date, the portion of the Available Distribution Amount for such date distributed in respect of the Class R-II Certificates and the REMIC III Certificates pursuant to Section 4.01(a) or 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of such funds:

                           (i) to pay interest in respect of the REMIC I Regular Interests, in an amount equal to, and PRO RATA in accordance with, all Uncertificated Distributable Interest in respect of each REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

                           (ii) to pay principal in respect of the REMIC I Regular Interests, in an amount equal to, and PRO RATA in accordance with, as to each REMIC I Regular Interest, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date, over the Stated Principal Balance of the related Mortgage Loan (or successor REO
         Loan) that will be outstanding immediately following such Distribution Date; and

                           (iii) to reimburse the REMIC I Regular Interests for any Realized Losses and Additional Trust Fund Expenses previously deemed allocated thereto (with compounded interest), in an amount equal to, and PRO RATA in accordance with, the Loss Reimbursement Amount for each REMIC I Regular Interest.

                  Any Prepayment Premium distributed in respect of the Class IO Certificates and/or the Registered Certificates on any Distribution Date pursuant to Section 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II, in the case of each such Prepayment Premium, in respect of the REMIC I Regular Interest created with respect to the Mortgage Loan as to which such Prepayment Premium was received.

                   SECTION 4.02. Statements to Certificateholders; Collection
                                 Reports.

                  (a) On each Distribution Date, the Trustee shall forward by mail to all of the Holders of each Class of REMIC III Regular Certificates a statement (a "Distribution Date Statement") as to the distributions made on such Distribution Date, based on and to the extent of information provided to it by the Master Servicer, setting forth:

                (i) the amount of the distribution on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates in reduction of the Class Principal Balance thereof;

               (ii) the amount of the distribution on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to interest;

              (iii) the amount of the distribution on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates allocable to Prepayment Premiums;

               (iv) the amount of the distribution on such Distribution Date to the Holders of each Class of REMIC III Regular Certificates in reimbursement of Realized Losses and Additional Trust Fund Expenses previously deemed allocated thereto;

                (v) the Available Distribution Amount for such Distribution
         Date;

               (vi) the aggregate amount of P&I Advances made in respect of such Distribution Date pursuant to Section 4.03, including, without limitation, any amounts applied pursuant to Section 4.03(a)(ii), the aggregate amount of unreimbursed P&I Advances that had been outstanding at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer, the Trustee and/or the Fiscal Agent in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on the related Determination Date;

              (vii) the aggregate unpaid principal balance of the Mortgage Pool outstanding as of the close of business on the related Determination Date;

             (viii) the aggregate Stated Principal Balance and Assigned Asset Value of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

               (ix) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date;

                (x) the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) that are Specially Serviced Mortgage Loans that are not delinquent one month or more, and (E) as to which foreclosure proceedings have been commenced;

               (xi) as to each Mortgage Loan referred to in the preceding clause
         (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, (C) whether the delinquency, if any, is in respect of its Balloon Payment,
         (D) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice, (E) if a Phase I Environmental Assessment of the related Mortgaged Property has been performed as contemplated by Section 3.09(c) and the assessment is such that the Special Servicer cannot make the determination set forth in clauses
         (A)(i) and (A)(ii) of the first sentence of Section 3.09(c), a brief description of the results of such Phase I Environmental Assessment, and (F) a brief description of the status of any foreclosure proceedings or any workout or loan modification negotiations with the related Mortgagor;

              (xii) with respect to any Mortgage Loan as to which a Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the nature of the Liquidation Event and, in the case of a Final Recovery Determination, a brief description of the basis for such Final Recovery Determination,
         (C) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized Loss in connection with such Liquidation Event;

             (xiii) with respect to each REO Property included in the Trust Fund as of the close of business on the related Determination Date, (A) the loan number of the related Mortgage Loan, (B) the date of acquisition of such REO Property by the Trust Fund, (C) the book value (within the meaning of 12 C.F.R. ss.571.13) of such REO Property, (D) the aggregate of all REO Revenues and other amounts received with respect to such REO Property during the related Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates),
         (E) the Stated Principal Balance of the related REO Loan immediately following such Distribution Date and the unpaid principal balance of such REO Loan as of the related Determination Date, and (F) a brief description of the Special Servicer's efforts since the last Distribution Date to stabilize the tenancy of such REO Property, to repair and restore such REO Property to marketable condition and to sell such REO Property at its then current fair market value;

              (xiv) with respect to any REO Property included in the Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan,
         (B) a brief description of the basis for the Final Recovery Determination, (C) the aggregate of all Liquidation Proceeds and other amounts received during the related Collection Period (separately identifying the portion thereof allocable to distributions on the Certificates), and (D) the amount of any Realized

         Loss in respect of the related REO Loan in connection with such Final Recovery Determination;

               (xv) the Accrued Certificate Interest and Interest Distribution Amount in respect of each Class of REMIC III Regular Certificates for such Distribution Date;

              (xvi) any unpaid interest in respect of each Class of REMIC III Regular Certificates after giving effect to the distributions made on such Distribution Date;

             (xvii) the Pass-Through Rate (or, in the case of the Class IO Certificates, the Effective Pass-Through Rate) for each Class of REMIC III Regular Certificates for such Distribution Date;

            (xviii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

              (xix) the aggregate of all Realized Losses and Additional Trust Fund Expenses incurred during the related Collection Period;

               (xx) the amount of any Appraisal Reduction Amounts determined during the related Collection Period, on a loan-by-loan basis, and the total Appraisal Reduction Amounts as of the related Determination Date, on a loan-by-loan basis;

              (xxi) the Class Principal Balance or Class Notional Amount, as applicable, of each Class of REMIC III Regular Certificates outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the deemed allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

             (xxii) the Certificate Factor for each Class of REMIC III Regular Certificates immediately following such Distribution Date;

            (xxiii) the aggregate amount of interest on P&I Advances paid to the Master Servicer, the Trustee and/or the Fiscal Agent during the related Collection Period in accordance with Section 4.03(d);

             (xxiv) the aggregate amount of interest on Servicing Advances paid to the Master Servicer, the Special Servicer, the Trustee and/or the Fiscal Agent during the related Collection Period in accordance with
         Section 3.29(d);

              (xxv) (A) the aggregate amount of servicing compensation paid to the Master Servicer, the Special Servicer and, if payable directly out of the Trust Fund without a reduction in the servicing compensation otherwise payable to the Master Servicer or the Special Servicer, each Sub-Servicer, during the related Collection Period, and (B) such other information as the Trustee is required by the Code or other applicable law to furnish to enable Certificateholders to prepare their tax returns;

             (xxvi) a brief description of any waiver, modification or amendment of the terms of any Mortgage Loan entered into by the Special Servicer pursuant to Section 3.20 during the related Collection Period; and

            (xxvii) the aggregate amount of any Prepayment Premiums and assumption fees paid to the Holders of the Class R-I Certificates on such Distribution Date.

                  Each Distribution Date Statement shall be accompanied by all Master Servicer Reports received since the preceding Distribution Date (or, in the case of the initial Distribution Date, since the Closing Date). In addition, for so long as the Certificates are outstanding, the Trustee shall make available to Certificateholders, via facsimile transmission through its Automated Statements Accessed by Phone (or any comparable service offered by any successor Trustee), all of the information contained in the Distribution Date Statements.

                  In the case of information to be furnished pursuant to clauses
(i) through (iv) and (xxv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate thereof.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a REMIC III Regular Certificate a statement containing the information set forth in clauses (i) through (iv) and (xxv) above as to the applicable Class, aggregated for the portion of such calendar year that such Person was a Holder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  On each Distribution Date, commencing with the Distribution Date in June 1996, the Trustee shall forward by mail to each Holder of a REMIC III Certificate a report containing information regarding the Mortgage Pool as of the end of the related Collection Period, which report shall contain: (x) the categories of information regarding the Mortgage Pool (other than with regard to Prepayment Premiums) set forth in the Prospectus Supplement in the tables under the caption "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" (calculated, where applicable, on the basis of the most recent relevant information provided by the Mortgagors to the Master Servicer or the Special Servicer and by the Master Servicer or the Special Servicer, as the case may be, to the Trustee) and such information shall be presented in a tabular format substantially similar to the format utilized in the Prospectus Supplement under such caption; and (y) a loan-by-loan listing (in descending balance order) showing loan name, property type, location, unpaid principal balance, Mortgage Rate, paid through date, maturity date, remaining term to maturity, Debt Service Coverage Ratio, net interest portion of the Monthly Payment and principal portion of the Monthly Payment (such loan-by-loan listing to also be made available to Certificateholders electronically by the Trustee and the Master Servicer, upon written request).

                  On each Distribution Date, the Trustee shall forward a copy of the reports forwarded to the Holders of the REMIC III Regular Certificates on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to each Class of Residual Certificates on such Distribution Date (i) to the Depositor, (ii) to the Master Servicer, (iii) to the Special Servicer, (iv) to the Operating Adviser, (v) to the Extension Adviser, (vi) to each Rating Agency, (vii) to each Holder of a Residual Certificate, (viii) to Salomon Brothers at Seven World Trade Center, New York, New York 10048, Attention: P&I Dept., or such other address as Salomon Brothers may hereafter designate), and (ix) in the case of reports regarding the respective Classes of Book-Entry Certificates, to The Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate).

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement containing the information provided pursuant to the previous paragraph in respect of distributions on each Class of Residual Certificates and pursuant to clauses (i) through (iv) and (xxv) above in respect of distributions on each Class of REMIC III Regular Certificates, aggregated for the portion of such calendar year that such Person was a Holder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                  Upon written request of the Depositor or the Underwriter, without payment of any fee, and upon written request of any Certificateholder, together with payment of a reasonable fee specified by the Trustee, the Trustee shall provide any information contemplated by this Section 4.02(a) on electronic medium to such party (such computer diskette and such information thereon to bear such appropriate disclaimers and qualifications as the Depositor and the Trustee shall agree.)

                  The Trustee's responsibility for providing the above information to the Certificateholders is subject to the availability, timeliness and accuracy of the information provided to the Trustee by the Master Servicer.

                  The Trustee shall forward or otherwise make available to any Certificate Owner in respect of a Book-Entry Certificate all information and/or reports that would otherwise be available to a Holder of such Certificate pursuant to this Section 4.02(a), upon written request to the Trustee (accompanied by verification of such Certificate Owner's Ownership Interest).

                  (b) Not later than the third Business Day following each Determination Date (but, in any event, no later than the third Business Day prior to the related Distribution Date, as the case may be), commencing in March 1996 in the case of the report described in clause (6) below and otherwise in June 1996, the Master Servicer shall furnish to the Trustee (for receipt thereby not later than such third Business Day following each Determination Date (but, in any event, no later than the third Business Day prior to the related Distribution Date, as the case may be), by electronic transmission (or in such other form to which the Trustee or the Depositor, as the case may be, and the Master Servicer may agree) with a hard copy of such transmitted information to follow not later than the fourth Business Day following such Determination Date, the following reports: (1) a Comparative Financial Status Report, (2) a Delinquent Loan Status Report, (3) a Historical Loss Estimate Report, (4) a Historical Loan Modification Report, (5) an REO Status Report, and (6) a single report (the "Collection Report") setting forth the information specified in clauses (i) through (v) below (the amounts and allocations of payments, collections, fees and expenses with respect to Specially Serviced Mortgage Loans and REO Properties to be based upon the report to be delivered by the Special Servicer to the Servicer within one Business Day after the Determination Date, but in no event later than four Business Days prior to the immediately succeeding Distribution Date):

                           (i) with respect to each Mortgage Loan (and any successor REO Loan) that was included in the Trust Fund as of the commencement of the Collection Period ending on such Determination Date, (A) the loan number thereof, (B) the Mortgage Rate and Net Mortgage Rate in effect as of the commencement of such Collection Period, (C) the Stated Principal Balance outstanding immediately before and that will be outstanding immediately after the related Distribution Date, (D) the date on which the final payment is scheduled to be due,
         (E) the amount of the Monthly Payment due on the Due Date in such Collection Period, (F) all related payment and/or collection activity since the preceding Collection Report (or, in the case of the initial Collection Report, since the Closing Date) relevant to the Trustee's calculations of amounts to be distributed on the Certificates on the related Distribution Date and the application of such amounts in accordance with Section 3.02(b) (or the definition of "REO Loan"), (G) the delinquency status as of the end of such Collection Period, (H) in the case of an REO Loan, the date of acquisition of the related REO Property by the Trust Fund and the book value (within the meaning of 12 C.F.R. ss.571.13) of such REO Property, (I) whether a Liquidation Event occurred during such Collection Period and, if so, a brief description thereof, and (J) the amount of any Realized Loss incurred during such Collection Period;

                  (ii) the information to be provided to Certificateholders on the related Distribution Date pursuant to clauses (vi) through (xiv),
         (xxv)(A), and (xxvi) of Section 4.02(a);

                  (iii) the aggregate amount of the Prepayment Premiums and, to the extent not otherwise payable to the Master Servicer or Special Servicer as additional servicing compensation, assumption fees received during such Collection Period;

                  (iv) any information supplemental hereto with respect to the Mortgage Loans and REO Properties necessary for the Trustee to prepare the reports contemplated by Section 4.02(a); and

                  (v) such other information regarding the Mortgage Loans and any REO Properties as the Trustee may reasonably request to perform its duties hereunder, including, without limitation, calculating and making distributions on the Certificates.

                  The Master Servicer shall also deliver to the Trustee the following materials:

                  (i) annually, on or before June 30 of each year, commencing with June 30, 1996, with respect to each Mortgaged Property and REO Property, an Operating Statement Analysis, together with copies of the operating statements and rent rolls (but only to the extent the related Mortgagor is required by the Mortgage to deliver, or otherwise agrees to provide, such information) for such Mortgaged Property or REO Property as of the end of the preceding calendar year; and

                  (ii) commencing in June 1996, within 30 days of receipt by the Master Servicer (or, with respect to any Specially Serviced Mortgage Loan or REO Property, by the Special Servicer) of annual operating statements, if any, with respect to any Mortgaged Property or REO Property, an NOI Adjustment Worksheet for such Mortgaged Property or REO Property, as the case may be (with such annual operating statements attached thereto as an exhibit).

                  The Master Servicer shall provide to the other parties hereto, the Certificateholders and, if their Ownership Interests can be verified, the Certificate Owners, as well as potential Certificateholders, Certificate Owners and any other Person the Master Servicer may deem appropriate, viewing access, to the extent available and subject to such reasonable operating rules and procedures as the Master Servicer may adopt from time to time, to certain of its electronic records relating to the Mortgage Pool. The information so available in such electronic format (collectively, a "LPAS Report") shall be filed monthly with the SEC pursuant to Section 3.19(d) for so long as there are reporting requirements under the Exchange Act with respect to the Trust Fund (such LPAS Report to be converted to hard copy and delivered monthly to the Trustee prior to the Master Servicer taking over such filing obligations). If and when the Master Servicer determines it is required under applicable law to do so, the Master Servicer may convert the LPAS Report to hard copy and deliver such to the Trustee for distribution to Certificateholders.

                  For purposes of satisfying its obligations set forth in
Section 4.05, the Trustee may, absent manifest error, conclusively rely on the Master Servicer Reports and the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer shall have no obligation to provide such information until it has received such information from the Special Servicer and may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

                  SECTION 4.03.  P&I Advances.

                  (a) On or before 1:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall, subject to Section 4.03(c) below, either (i) remit from its own funds to the Trustee for deposit into the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date, (ii) apply amounts held in the Certificate Account for future distribution to Certificateholders in subsequent months in discharge of any such obligation to make P&I Advances, or
(iii) make P&I Advances in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made. Any amounts held in the Certificate Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If the Trustee does not receive, or there is not deposited in the Distribution Account, on or before 4:00 p.m. New York City time, on any P&I Advance Date, the full amount of P&I Advances, if any, required to be made in respect of the related Distribution Date, then the Trustee promptly shall provide notice thereof to a Servicing Officer of the Master Servicer. If after such notice the Trustee does not receive the full amount of P&I Advances by 5:00 p.m. New York Time on such P&I Advance Date for the related Distribution Date, then the provisions of Sections
7.01 and 7.02 shall apply.

                  (b) The aggregate amount of P&I Advances to be made by the Master Servicer in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Master Servicing Fees due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected as of the close of business on the related Determination Date; provided, however, that, if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Mortgage Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, and the Monthly Payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Master Servicer shall, as to such Mortgage Loan only, advance only the amount of the Monthly Payment due and owing after taking into account such reduction (net of related Master Servicing Fees) in the event of subsequent delinquencies thereon; and provided, further, that the amount of P&I Advances required to be made by the Master Servicer in respect of any Required Appraisal Loan shall be an amount equal to the product of (i) the amount of the P&I Advance that would be required to be made in respect of such Required Appraisal Loan without regard to the application of this proviso, multiplied by (ii) a fraction, the numerator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of such Required Appraisal Loan immediately prior to such Distribution Date.

                  (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer, the Trustee or the Fiscal Agent that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officer's Certificate delivered to the Depositor, the Operating Adviser and, in the case of the Master Servicer, the Trustee (no later than, in the case of a proposed P&I Advance, the earlier of the third Business Day following the related Determination Date and the third Business Day preceding the related Distribution Date), setting forth the basis for such determination, together with (i) a copy of an Appraisal of the related Mortgaged Property or REO Property, as the case may be, performed within the twelve months preceding such determination by an Independent MAI-appraiser (or, if more than one such Appraisal was performed within such time period, the most recent such Appraisal) and (ii) any other information, including any engineers' reports, environmental surveys or similar reports that the Master Servicer, the Trustee or the Fiscal Agent, as the case may be, may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer, the Trustee or the Fiscal Agent, as the case may be. The Trustee and the Fiscal Agent shall be entitled to rely on the determination by the Master Servicer of the nonrecoverability of any P&I Advance.

                  (d) In connection with its recovery of any P&I Advance made thereby out of its own funds, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, shall be entitled to pay itself, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, accrued on the amount of such P&I Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself, the Trustee or the Fiscal Agent, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds available for such purpose are deposited in the Certificate Account.

                  (e) If, as of 5:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not (i) have made any P&I Advance required to have been made on such date pursuant to Section 4.03(a) or (ii) delivered the Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance pursuant to Section 4.03(c), the Trustee shall immediately notify the Fiscal Agent by telephone promptly confirmed in writing, and the Trustee shall no later than 10:00 a.m., New York City time, on the related Distribution Date deposit into the Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Master Servicer. If the Trustee fails to make any P&I Advance required to be made under this Section 4.03(e) on any Distribution Date, the Fiscal Agent shall make such P&I Advance not later than 11:00 a.m., New York City time, on such Distribution Date and, thereby, the Trustee shall not be in default under this Agreement.

                  SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund Expenses.

                  (a) On each Distribution Date, following the distributions to be made on such date pursuant to Section 4.01(a) or 9.01, as the case may be, the Trustee shall determine the amount, if any, by which (i) the then aggregate Certificate Principal Balance of the Principal Balance Certificates, exceeds
(ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the respective Class Principal Balances of the Class G Certificates, Class F Certificates, Class E Certificates, Class D Certificates, Class C Certificates and Class B Certificates shall be reduced, sequentially in that order, in each case until the Class Principal Balance of the particular Class of Principal Balance Certificates is reduced to zero or the amounts described in clauses (i) and (ii) of the preceding sentence are equal. If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Class Principal Balances of the Class A-1 Certificates and Class A-2 Certificates shall be reduced on a PRO RATA basis in accordance with the relative sizes of such Class Principal Balances. All such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

                  (b) On each Distribution Date, following the deemed distributions to be made on such date pursuant to Section 4.01(h), the Trustee shall determine the amount, if any, by which (i) the then aggregate Uncertificated Principal Balance of the REMIC II Regular Interests, exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date. If such excess does exist, then the respective Uncertificated Principal Balances of REMIC II Regular Interest Z, REMIC II Regular Interest Y, REMIC II Regular Interest X and REMIC II Regular Interest W shall be reduced, sequentially in that order, in each case until the Uncertificated Principal Balance of the particular REMIC II Regular Interest is reduced to zero or the amounts described in clauses (i) and (ii) of the preceding sentence are equal. If, after the foregoing reductions, the amount described in clause (i) of the second preceding sentence still exceeds the amount described in clause (ii) of such sentence, then the respective Uncertificated Principal Balances of REMIC II Regular Interest U and REMIC II Regular Interest V shall be reduced on a PRO RATA basis in accordance with relative sizes of such Uncertificated Principal Balances. All such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

                  (c) On each Distribution Date, following the distributions deemed to be made in respect of the REMIC I Regular Interests pursuant to
Section 4.01(i), the Uncertificated Principal Balance of each REMIC I Regular Interest shall be reduced to equal the Stated Principal Balance of the related Mortgage Loan (or any successor REO Loan) that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

                  SECTION 4.05.  Calculations.

                  The Trustee shall, provided it receives the necessary information from the Master Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions to be made pursuant to Section 4.01 and Section 9.01 and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Trustee shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement.

                  SECTION 4.06.  Use of Agents.

                  The Master Servicer or the Trustee may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer or the Trustee from any of such obligations, and the Master Servicer or the Trustee, as applicable, shall remain responsible for all acts and omissions of any such agent or attorney-in-fact. The Master Servicer or the Trustee shall have all the limitations upon liability and all the indemnities for the actions and omissions of any such agent or attorney-in-fact that it has for its own actions hereunder pursuant to Article VI or Article VIII hereof, as applicable, and any such agent or attorney-in-fact shall have the benefit of all the limitations upon liability, if any, and all the indemnities provided to the Master Servicer under Section 6.03 or to the Trustee under Sections 8.01, 8.02 and 8.05, as applicable.

                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01.  The Certificates.

                  (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11 and A-12; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted for trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The REMIC III Regular Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances as of the Closing Date of not less than $100,000 in the case of the Registered Certificates, and initial Certificate Principal Balances or Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $250,000 in the case of the Class IO, Class E, Class F and Class G Certificates, and in each such case in integral multiples of $1 in excess thereof; provided, however, that a single additional Class F Certificate may be issued in a denomination corresponding to an initial Certificate Principal Balance as of the Closing Date that includes the excess of
(i) the Initial Class Principal Balance of the Class F Certificates, over (ii) the largest whole dollar denomination that does not exceed such amount. Each Class of Residual Certificates will be issuable only in denominations representing Percentage Interests of not less than 10.0%.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Master Servicer, the Special Servicer and (if the Trustee is not the Certificate Registrar) the Trustee, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon written request of any Certificateholder made for purposes of communicating with other Certificateholders with respect to their rights under this Agreement or upon written request of the Depositor, the Master Servicer or the Special Servicer, the Certificate Registrar shall promptly furnish such Certificateholder, the Depositor, the Master Servicer or the Special Servicer, as the case may be, with a list of the Certificateholders of record identified in the Certificate Register at the time of the request and the Certificate Registrar shall be indemnified and held harmless by the Trust Fund for any loss, liability or expense (other than allocable overhead) incurred by the Certificate Registrar in connection with its provision of such list to such Certificateholder or to the Depositor, the Master Servicer or the Special Servicer.

                  (b) No Transfer of any Non-Registered Certificate or Ownership Interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. Furthermore, for so long as the Class IO Certificates constitute Book-Entry Certificates, no Transfer of any Ownership Interest therein may be made by a Certificate Owner except in reliance on Rule 144A under the Securities Act to a Qualified Institutional Buyer that is acquiring such Ownership Interest for its own account or for the account of another Qualified Institutional Buyer. If a Transfer of any Non-Registered Certificate (including, without limitation, if held as a Definitive Certificate, any Class IO Certificate) is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial Transfer thereof by the Depositor or its Affiliates), then the Certificate Registrar shall refuse to register such Transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 hereto, and a certificate from such

Certificateholder's prospective Transferee substantially in the form attached as either Exhibit G-2 hereto or as Exhibit G-3 hereto; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective Transferee on which such Opinion of Counsel is based. If, during the period that the Class IO Certificates constitute Book-Entry Certificates, any Transfer of an Ownership Interest therein is to be made without registration under the Securities Act, the Transferee will be deemed to have made each of the representations and warranties set forth on Exhibit G-2 hereto in respect of such Ownership Interest as if it was evidenced by a Definitive Certificate. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the Transfer of any Non-Registered Certificate or Ownership Interest therein without registration or qualification. Any Holder of a Non-Registered Certificate, or any Certificate Owner with an Ownership Interest in a Non-Registered Certificate that constitutes a Book-Entry Certificate, desiring to effect such a Transfer shall, and upon acquisition of such a Certificate or Ownership Interest shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

                  (c) No Transfer of a Class IO or Subordinated Certificate or any Ownership Interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute "plan assets" of a Plan), unless: (i) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE or, in the case of a Class IO Certificate, Prohibited Transaction Exemption No. 89-89; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class IO or Subordinated Certificate or any Ownership Interest therein (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be required to deliver to the Certificate Registrar and the Master Servicer a certification to the effect that (or, in the case of any such Certificate that is a BookEntry Certificate, will be deemed to have represented and certified that): (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE; or
(iii) in the case of a Class IO Certificate or Ownership Interest therein being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption No. 89-89, such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, the Fiscal Agent, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Sub-Servicer or any Mortgagor with respect to Mortgage Loans constituting more than five percent of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its Transferees a written representation that such Transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such Transferee will obtain from each of its Transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y). Any Holder of a Class IO or Subordinated Certificate desiring to effect a Transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the Transfer is not made in accordance with this Section 5.02(c).

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee under clause
(ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                    (A) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Master Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

                                    (B) In connection with any proposed Transfer
                           of any Ownership Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1, I-1 or J-1, as applicable (in any such case, a "Transfer Affidavit and Agreement"), from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, and upon which the Certificate Registrar may, in the absence of actual knowledge by a Responsible Officer of either the Trustee or the Certificate Registrar to the contrary, conclusively rely, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                                    (C) Notwithstanding the delivery of a
                           Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                                    (D) Each Person holding or acquiring any
                           Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit H-2, I-2 or J-2, as applicable, stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                                    (E) Each Person holding or acquiring an
                           Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder".

                        (ii) (A) If any purported Transferee shall become a
                  Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                    (B) If any purported Transferee shall become
                  a Holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, but not the obligation, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                       (iii) The Trustee shall make available to the Internal
                  Revenue Service and to those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
                  Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Trustee for providing such information.

                        (iv) The provisions of this Section 5.02(d) set forth
                  prior to this clause (iv) may be modified, added to or eliminated, without the consent of any Certificateholder, provided that there shall have been delivered to the Trustee and the Master Servicer the following:

                                    (A) written confirmation from each Rating
                           Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade, withdraw or qualify its then- current rating of any Class of Certificates; and

                                    (B) an Opinion of Counsel, in form and
                           substance satisfactory to the Trustee and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust, the Trustee, the Master Servicer or the Trust Fund), to the effect that doing so will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i) All Certificates surrendered for transfer or exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

                  (j) The Certificate Registrar shall provide to the Master Servicer, the Special Servicer, the Depositor and, if it is no longer the Certificate Registrar, the Trustee notice of each transfer of a Certificate and, upon request, shall provide to each such Person an updated copy of the Certificate Register.

                  SECTION 5.03.  Book-Entry Certificates.

                  (a) The Registered Certificates and the Class IO Certificates shall, in the case of each Class thereof, initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in
Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor, the Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, at the Depositor's expense, and the Certificate Registrar shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Trustee with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  SECTION 5.04.  Mutilated, Destroyed, Lost or Stolen
                                 Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.05.  Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

           THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

                  SECTION 6.01. Liability of Depositor, Master Servicer and Special Servicer.

                  The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of Depositor or Master Servicer or Special Servicer.

                  Subject to the following paragraph, the Depositor, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation or limited partnership, as applicable, under the laws of the jurisdiction of its organization, and each will obtain and preserve its qualification to do business as a foreign corporation or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  The Depositor, the Master Servicer or the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, or, in the case of the Master Servicer or Special Servicer, transfer all or substantially all of its commercial/multifamily mortgage loan servicing and asset management portfolio to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, or any Person acquiring such servicing and asset management portfolio from the Master Servicer or Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) no successor or surviving Person shall succeed to the rights of any of the Master Servicer or the Special Servicer unless (A) such succession is approved by the Trustee (whose approval shall not be unreasonably withheld), (B) in the case of a successor to the Master Servicer, such successor has a net worth of not less than $10,000,000 and
(C) each Rating Agency has confirmed in writing that such succession in and of itself will not result in a downgrade, qualification or withdrawal of the then current rating assigned by it to any Class of Certificates.

                  SECTION 6.03. Limitation on Liability of Depositor, Master Servicer and Special Servicer.

                  None of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement (or pursuant to any direction or objection of the Operating Advisor or the Extension Advisor which it is obligated to follow pursuant to
Section 3.27), or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders for the breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Depositor, the Master Servicer, the Special Servicer, any of their partners, or any of their (or their partners') directors, officers, employees or agents may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer, any of their partners, or any of their (or their partners') directors, officers, employees or agents shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense: (i) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; (ii) incurred in connection with any breach of a representation or warranty made herein; or (iii) incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations or duties. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, unless it is specifically required hereunder to bear the costs of such legal action, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them or by the Depositor, the Trustee (except with respect to Section 8.05(c)) or any Certificateholder.

                  SECTION 6.04. Master Servicer and the Special Servicer Not to Resign.

                  Neither the Master Servicer nor the Special Servicer shall resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement. Any such determination permitting the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee and the Operating Advisor. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to become effective immediately, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 7.02 hereof.

                  Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or, except as provided in Sections 3.22 and 4.06, delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the entire amount of compensation payable to the Master Servicer or the Special Servicer, as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor. Notwithstanding anything to the contrary contained herein, each of the Master Servicer and the Special Servicer may pledge or assign its respective rights hereunder to be reimbursed for Advances made thereby out of its own funds.

                  SECTION 6.05. Rights of Depositor and Trustee in Respect of Master Servicer and the Special Servicer.

                  The Master Servicer and the Special Servicer shall each afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder and access to officers thereof responsible for such obligations, which records it is not prohibited by applicable law or contract from disclosing, except to the extent such information constitutes proprietary information or is subject to privilege under applicable law. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor and the Trustee with its most recent financial statements and such other information as it possesses, and which it is not prohibited by applicable law or contract from disclosing, regarding its business, affairs, property and condition, financial or otherwise, except to the extent such information constitutes proprietary information or is subject to a privilege under applicable law. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee and, further provided, that the Depositor may not exercise any right pursuant to Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement . Neither the Depositor nor the Trustee shall have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

                  SECTION 6.06. Depositor, Master Servicer and Special Servicer to Cooperate with Trustee.

                  The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.

                  SECTION 6.07. Depositor, Trustee and Special Servicer to Cooperate with Master Servicer.

                  The Depositor, the Trustee and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate with Special Servicer.

                  The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.09 Termination of Special Servicer at the Direction of the Operating Advisor.

                  The Trustee shall terminate the services of the Special Servicer under this Agreement by delivering to the Special Servicer (with a copy to the other parties hereto) a written notice of such termination if (i) it receives from the Operating Adviser written notice that the Operating Adviser wishes to appoint a successor Special Servicer and (ii) such proposed successor
(A) shall have agreed to serve as such, (B) shall be reasonably satisfactory to the Trustee and to the Depositor, (C) shall have executed and delivered to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, pursuant to which the successor special servicer has agreed, upon the termination of the current Special Servicer, to assume and perform the duties of the Special Servicer set forth in this Agreement; provided that no such successor shall become special servicer unless the Trustee shall have received written assurance from each of Standard and Poor's and Fitch that the succession of such proposed successor would not, in and of itself, result in a qualification, downgrading or withdrawal of the then current ratings on the Certificates. The existing Special Servicer shall be deemed to have been terminated simultaneously with such proposed successor's becoming the Special Servicer hereunder; provided, however, that the terminated Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination, whether in respect of reimbursement of Servicing Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination. Such terminated Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the terminated Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01.  Events of Default.

                  (a) "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer timely to deposit into the Certificate Account, or to deposit into, or remit to the Trustee for deposit into, the Distribution Account, any amount (other than P&I Advances) required to be so deposited or distributed by it under this Agreement; or

               (ii) any failure by the Special Servicer timely to deposit into the REO Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account, any amount required to be so deposited or remitted under this Agreement; or

              (iii) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

               (iv) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be, (with a copy to each other party hereto) by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

                (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master



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                                      -140-


         Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (vi) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

              (vii) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any action in furtherance of the foregoing; or

             (viii) either Rating Agency confirms in writing that it would downgrade, withdraw or qualify the outstanding rating of any Class of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Master Servicer or the Special Servicer is insufficient to maintain such outstanding rating;

               (ix) the Master Servicer shall fail to remit to the Trustee for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made on such date, which failure continues unremedied until 5:00 p.m.
         on such P&I Advance Date.

When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.

                  (b) If any Event of Default with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") occurs and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Trustee, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto), shall terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder and otherwise as specifically provided herein. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instru-ments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee, or another successor Master Servicer or Special Servicer, as applicable, designated by the Trustee, with all documents and records, including those in electronic form, requested thereby to enable the Trustee, or another successor Master Servicer or Special Servicer, as applicable, designated by the Trustee, to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, (i) if the Master Servicer is the Defaulting Party, the transfer within two Business Days to the Trustee or a successor Master Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Certificate Account, the Distribution Account or a Servicing Account or Reserve Account or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or (ii) if the Special Servicer is the Defaulting Party, the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account or the Certificate Account or delivered to the Master Servicer or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances, servicing compensation or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). Any cost or expenses in connection with any actions to be taken by a Defaulting Party pursuant to this Section 7.01(b) shall be borne by the related Defaulting Party and to the extent not paid by such Defaulting Party, such expense shall be borne by the Trust Fund. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  SECTION 7.02.  Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have) all the responsibilities, duties and liabilities of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make

P&I Advances, including, without limitation, in connection with any termination of the Master Servicer for an Event of Default described in clause 7.01(a)(ix), the unmade P&I Advances that gave rise to such an Event of Default; provided that if the Master Servicer is the resigning or terminated party, and if the Trustee is prohibited by law or regulation from obligating itself to make P&I Advances, the Trustee shall not be obligated to make such P&I Advances; and provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. The Trustee shall not be liable for any of the representations and warranties of the resigning or terminated party or for any losses incurred by the resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation accruing from and after the date of the Trustee's succession, to which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that, in the case of the Master Servicer only, has a net worth of not less than $10,000,000 and, in the case of either the Master Servicer or the Special Servicer, is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not adversely affect its rating on any Class of Certificates), as the successor to the Master Servicer or the Special Servicer, as the case may be, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder. Except with respect to an appointment provided below, no appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities under this Agreement. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding the above, the Trustee shall, if the Master Servicer is the resigning or terminated party, and the Trustee is prohibited by law or regulation from making P&I Advances, promptly appoint any established mortgage loan servicing institution that has a net worth of not less than $10,000,000 and is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not adversely affect its rating on any Class of Certificates), as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder (including, without limitation, the obligation to make P&I Advances), which appointment will become effective immediately. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  SECTION 7.03.  Notification to Certificateholders.

                  (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five Business Days after a Responsible Officer of the Trustee has notice of the occurrence of such an event in accordance with Section 8.01(c)(iv), the Trustee shall transmit by mail to the Depositor and all Certificateholders notice of such occurrence, unless such default shall have been cured.

                  SECTION 7.04.  Waiver of Events of Default.

                  The Holders representing at least 66-2/3% of the Voting Rights allocated to the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clause (i) or clause (ii) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes; and provided further that such waiver must be effected prior to a successor assuming the rights, duties and obligations of the defaulting party hereunder. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

                  SECTION 7.05. Additional Remedies of Trustee Upon Event of Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                  ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE FISCAL AGENT

                  SECTION 8.01.  Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected and if the instrument is not corrected to the Trustee's reasonable satisfaction, then the Trustee shall provide notice thereof to the Certificateholders. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                         (i) Prior to the occurrence of an Event of Default, and
                  after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement.

                        (ii) The Trustee shall not be personally liable for an
                  error of judgment made in good faith by a Responsible Officer or Responsible Officers of the

                  Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                       (iii) The Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 51% (or, in the case of a direction to terminate pursuant to Section 7.01(b), 25%) of the Voting Rights of an affected Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                        (iv) For purposes of this Agreement, the Trustee shall
                  not be deemed to have notice of any default, Event of Default or any other fact, event or circumstance the occurrence or existence of which may impose duties upon the Trustee hereunder unless a Responsible Officer of the Trustee has actual knowledge thereof.

                         (v) The Trustee and the Fiscal Agent shall not be under
                  any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties as Trustee and Fiscal Agent in accordance with this Agreement, and if either does, then to the extent provided by Section 8.05(b), all legal expenses and costs of such action shall be expenses and costs of the Trust Fund, and the Trustee and the Fiscal Agent shall be entitled to be reimbursed therefor from the Distribution Account.

                        (vi) Neither the Trustee nor the Fiscal Agent nor any of
                  their respective directors, officers, employees, agents or control persons shall be responsible for any act or omission of any Custodian, paying agent or Certificate Registrar that is not an Affiliate of the Trustee and that is selected other than by the Trustee, performed or omitted in compliance with any custodial or other agreement, or any act or omission of the Master Servicer, the Special Servicer, the Depositor or any other Person, including without limitation, in connection with actions taken pursuant to this Agreement.

                       (vii) The execution by the Trustee of any forms or plans
                  of liquidation in connection with REMIC I, REMIC II or REMIC III shall not constitute a representation by the Trustee as to the adequacy of such form or plan of liquidation.

                      (viii) Neither the Trustee nor the Fiscal Agent shall be
                  charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee may be required to act, unless a Responsible Officer of the Trustee or the Fiscal Agent, as applicable, obtains actual knowledge of such failure.

                  SECTION 8.02.  Certain Matters Affecting Trustee.

                  Except as otherwise provided in Section 8.01 and Article X:

                (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

              (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or, except as provided in Section 10.01(d), to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; except to the extent that any particular cost, expense or liability is expressly required by this Agreement to be borne by the Trustee, the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

               (iv) none of the Trustee or any of its directors, officers, employees, agents or "control persons" (within the meanings of the Securities
Act) shall be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 51% of the Voting Rights of any affected Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity from the Certificateholders requesting such action against such expense or liability as a condition to taking any such action;

               (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

              (vii) the Trustee shall not be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or of the Depositor;

             (viii) Neither the Trustee nor the Fiscal Agent (in their respective capacities as such) shall be liable for any loss on any investment of funds pursuant to this Agreement;

               (ix) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or the proceeding relating thereto, and any such suit, action or proceedings instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement;

                (x) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement, and except for the making of Advances. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan, or the transfer and repurchase or eligibility of any Mortgage Loan for purposes of this Agreement; and

               (xi) Unless otherwise specifically required by law, neither the Trustee nor the Fiscal Agent shall be required to post any surety or bond of any kind in connection with the execution or performance of its duties hereunder.

                  SECTION 8.03. Trustee and Fiscal Agent Not Liable for Validity or Sufficiency of Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates, other than the statements attributed to the Trustee and/or the Fiscal Agent in Article II and Section 8.13 and the signature of the Trustee set forth on each outstanding Certificate, shall be taken as the statements of the

Depositor, the Master Servicer or the Special Servicer, as the case may be, and the Trustee and the Fiscal Agent assume no responsibility for their correctness. Neither the Trustee nor the Fiscal Agent shall at any time have any responsibility for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02), or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement, including without limitation: the existence and condition of any Mortgaged Property or the existence and enforceability of any hazard or other insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than its review procedures set forth in Section 2.02 or if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File (other than as set forth in Section 2.02); the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the compliance by the Depositor, the Master Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omission of any of the Depositor, the Master Servicer (other than the failure to make Advances and other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), the Special Servicer (other than the failure to make Advances and other than if the Trustee shall assume the duties of the Special Servicer pursuant to Section 7.02), or any subservicer or any borrower; the acts of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), the Special Servicer (other than if the Trustee shall assume the duties of the Special Servicer pursuant to Section 7.02) or any subservicer or any borrower taken in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Master Servicer, the Special Servicer or any subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 7.02), the Special Servicer (other than if the Trustee shall assume the duties of the Special Servicer pursuant to Section 7.02) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. The Trustee and the Fiscal Agent make no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee and the Fiscal Agent shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. Neither the Trustee nor the Fiscal Agent shall have responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or to record this Agreement. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate, to the extent permitted by applicable law, the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel to the effect, that such payment is not permitted by applicable law.

                  SECTION 8.04.  Trustee and Fiscal Agent May Own Certificates.

                  The Trustee, the Fiscal Agent or any agent of the Trustee or the Fiscal Agent, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, Fiscal Agent or such agent.

                  SECTION 8.05. Fees and Expenses of Trustee; Indemnification of Trustee and the Fiscal Agent.

                  (a) The Master Servicer covenants and agrees to pay to the Trustee or any successor Trustee monthly out of its aggregate Master Servicing Fees, and the Trustee or successor Trustee shall be entitled to so receive from the Master Servicer, the Trustee's Fee for all services rendered by the Trustee in exercise and performance of any of the powers and duties of the Trustee hereunder. As to each Mortgage Loan and REO Loan, the Trustee's Fee shall accrue at the related Trustee's Fee Rate, computed on a basis that assumes a 360-day year consisting of twelve 30-day months and on the basis of the same principal amount and for the same period respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed. The Trustee's Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services.

                  (b) The Trustee, and any director, officer, employee or agent of the Trustee, and any Person that "controls" the Trustee within the meaning of the Securities Act, shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or "out-of-pocket" expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with (i) the enforcement by the Trustee of its rights and remedies and the protection of the interests, and enforcement of the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) the defense or prosecution of any legal action or claim or any pending or threatened legal action or claim relating to this Agreement or the Certificates, (iii) its status as the owner of record of the Mortgage Loans and



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                                      -151-


of any REO Property, (iv) its distribution of the information contemplated by the fifth paragraph of Section 4.02(a), or (v) its action or refraining from action in good faith at the direction of the Holders of Certificates entitled to not less than 51% (or such higher percentage as is specified herein with respect to any particular matter) of the Voting Rights of any affected Class; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  (c) Each of the Master Servicer and the Special Servicer shall indemnify the Trustee and the Fiscal Agent from and hold them harmless against any loss, liability or expense arising in respect of its acts or omissions in connection with this Agreement including, without limitation, the use by the Master Servicer or the Special Servicer, as the case may be, of any powers of attorney delivered to it by the Trustee pursuant to the provisions hereof and the Mortgage Loans serviced by the Master Servicer or the Special Servicer, as the case may be.

                  (d) This Section 8.05 shall survive the termination of this Agreement or the resignation or removal of the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer as regards rights accrued prior to such termination, resignation or removal.

                  SECTION 8.06.  Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be an association, a bank, a trust company or a corporation organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. If such association, bank, trust company or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association, bank, trust company or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The long-term unsecured debt of the Trustee shall at all times be rated not lower than "AA" by each Rating Agency (or, in the case of either Rating Agency, such lower rating as confirmed by such Rating Agency in writing would not adversely affect any of the ratings then assigned thereby to the Certificates), unless the long-term unsecured debt of the Fiscal Agent is rated at least "AA" by each Rating Agency (or, in the case of either Rating Agency, such lower rating as confirmed by such Rating Agency in writing would not adversely affect any of the ratings then assigned thereby to the Certificates) in which case the long-term unsecured debt of the Trustee shall be rated no lower than (i) "BBB" by Standard & Poor's and (ii) "A-" by Fitch or another nationally recognized statistical rating organization other than

Standard & Poor's; provided that, notwithstanding that the long-term unsecured debt of LaSalle National Bank and ABN AMRO Bank N.V. is not rated by Fitch, such parties shall not fail to qualify as Trustee and Fiscal Agent, respectively, solely by virtue of the lack of such ratings until such time as Fitch shall notify the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer that the continued performance by LaSalle National Bank and/or ABN AMRO Bank N.V. of their respective duties as Trustee and Fiscal Agent hereunder will result in a downgrade, qualification or withdrawal of the then current rating assigned by such Rating Agency to any Class of Certificates. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation, bank, trust company or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

                  SECTION 8.07.  Resignation and Removal of Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

                  (c) The Holders of Certificates entitled to at least 51% (or, if such removal is in connection with the Trustee's and Fiscal Agent's joint failure to make any required Advance hereunder, 25%) of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor so appointed.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08 and written confirmation from each Rating Agency that the appointment of such successor Trustee shall not result in the downgrade, qualification or withdrawal of any rating assigned thereby to any Class of Certificates. If the Trustee shall be removed as Trustee pursuant to this Section 8.07, it shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such removal, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 8.05 notwithstanding any such termination)

                  SECTION 8.08.  Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

                  (d) No predecessor Trustee or Fiscal Agent shall be responsible for any act or omission of any successor Trustee or Fiscal Agent.

                  SECTION 8.09.  Merger or Consolidation of Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee and the Trustee shall not be liable for the actions of any such separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting or resign, or be removed by the Trustee with the consent of the Depositor, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

                  SECTION 8.11.  Appointment of Custodians.

                  The Trustee may appoint at the Trustee's own expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. Each Custodian shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder in connection with the retention of Mortgage Files directly by the Trustee. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian.

                  SECTION 8.12.  Access to Certain Information.

                  The Trustee shall afford to the Master Servicer, the Special Servicer and the Rating Agencies and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

                  SECTION 8.13. Representations and Warranties of Trustee and the Fiscal Agent.

         (a) The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

                         (i) The Trustee is a banking corporation, duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                        (ii) The execution and delivery by the Trustee of this Agreement have been duly authorized by all necessary corporate action on the part of the Trustee; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under,
                                    (i) any of the provisions of any law,
                                    governmental rule, regulation, judgment, decrees or order binding on the Trustee or its properties that would materially and adversely affect the Trustee's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Trustee, or (iii) the terms of any material agreement or instrument to which the Trustee is a party or by which it is bound; the Trustee is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under this Agreement;

                       (iii) The execution, delivery and performance by the Trustee of this Agreement and the consummation of the transactions contemplated by this Agreement do not require the consent, approval, authorization or order of, the giving of notice to or the registration with any state, federal or other governmental authority or agency, except such as has been or will be obtained, given, effected or taken in order for the Trustee to perform its obligations under this Agreement;

                        (iv) This Agreement has been duly executed and delivered by the Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                         (v) There are no actions, suits or proceedings pending or, to the best of the Trustee's knowledge, threatened, against the Trustee that, either in one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Trustee to perform under the terms of this Agreement; and

                        (vi) No more than five percent of the outstanding voting stock of the Trustee is owned by any of the Depositor, the Seller, the Servicer or the Special Servicer.

         (b) The Fiscal Agent hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

                         (i) The Fiscal Agent is a foreign banking corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

                        (ii) The execution and delivery by the Fiscal Agent of this Agreement have been duly authorized by all necessary corporate action on the part of the Fiscal Agent; neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated in this Agreement, nor compliance with the provisions of this Agreement, will conflict with or result in a breach of, or constitute a default under,
                                    (i) any of the provisions of any law,
                                    governmental rule, regulation, judgement, decrees or order binding on the Fiscal Agent or its properties that would materially and adversely affect the Fiscal Agent's ability to perform its obligations under this Agreement, (ii) the organizational documents of the Fiscal Agent, or (iii) the terms of any material agreement or instrument to which the Fiscal Agent is a party or by which it is bound; the Fiscal Agent is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or other governmental agency, which default would materially and adversely affects its performance under this Agreement;

                       (iii) The execution, delivery and performance by the Fiscal Agent of this Agreement and the consummation of the transactions contemplated by this Agreement do not require the consent, approval, authorization or order of, the giving notice to, or the registration with, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.;

                        (iv) This Agreement has been duly executed and delivered by the Fiscal Agent and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

                         (v) There are no actions, suits or proceedings pending or, to the best of the Fiscal Agent's knowledge, threatened, against the Fiscal Agent that, either in any one instance or in the aggregate, would draw into question the validity of this Agreement, or which would be likely to impair materially the ability of the Fiscal Agent to perform under the terms of this Agreement.

                  SECTION 8.14. Access to Information Reports to the Securities and Exchange Commission.

                  The Trustee shall maintain at its office primarily responsible for administration of the Trust Fund and shall, upon reasonable advance notice, make available during normal business hours for review by the Depositor, the Underwriter, any Holder of a Certificate, any Certificate Owner whose Ownership Interest can be verified or any Person identified to the Trustee as a prospective transferee of a Certificate or, in the case of a Book-Entry Certificate, an Ownership Interest therein, originals or copies of the following items: (i) in the case of a Holder or prospective transferee of a Non-Registered Certificate, any private placement memorandum or other disclosure document relating to the Certificates of such Class, in the form most recently provided to the Trustee by the Depositor or by any Person designated by the Depositor; and (ii) in all cases (A) this Agreement and any amendments hereto entered into pursuant to Section 11.01, (B) all statements and reports delivered to Certificateholders of the relevant Class pursuant to Section 4.02(a) since the Closing Date, (C) all Officer's Certificates delivered by the Master Servicer and the Special Servicer to the Trustee since the Closing Date pursuant to Section 3.13, (D) all accountants' reports caused to be delivered by the Master Servicer and the Special Servicer to the Trustee since the Closing Date pursuant to Section 3.14,
(E) the most recent inspection report prepared by the Master Servicer or the Special Servicer and delivered to the Trustee in respect of each Mortgaged Property pursuant to Section 3.12(a), (F) the most recent quarterly and annual operating statement and rent roll of each related Mortgaged Property and financial statements of the related Mortgagor collected by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.12(b), together with the accompanying written reports to be prepared by the Master Servicer or the Special Servicer, as the case may be, and delivered to the Trustee pursuant to Section 3.12(b), (G) any and all notices and reports delivered to the Trustee with respect to any Mortgaged Property as to which the environmental testing contemplated by Section 3.09(c) revealed that any of the conditions set forth in clauses (A)(i) and (A)(ii) of the first sentence thereof was not satisfied, (H) all Master Servicer Reports delivered by the Master Servicer to the Trustee since the Closing Date pursuant to Section 4.02(b), (I) the Mortgage Files, including, without limitation, any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into or consented to by the Master Servicer or the Special Servicer and delivered to the Trustee pursuant to Section 3.20, and (J) any and all Officer's Certificates and other evidence delivered by the Trustee, the Fiscal Agent, the Master Servicer or the Special Servicer, as the case may be, to support its determination that any Advance was or, if made, would be, a Nonrecoverable Advance. The Trustee shall make available copies of any and all of the foregoing items upon request of any of the parties set forth in the previous sentence; however, the Trustee shall be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

                  SECTION 8.15.  The Fiscal Agent.

                  (a) To the extent that the Trustee is required, pursuant to the terms of this Agreement, to make any Advance, whether as successor Master Servicer or otherwise, and has failed to do so in accordance with the terms hereof, the Fiscal Agent shall make such Advance when and as required by the terms of this Agreement on behalf the Trustee as if the Fiscal Agent were the Trustee hereunder. To the extent that the Fiscal Agent makes an Advance pursuant to this Section 8.15, the obligations of the Trustee under this Agreement in respect of such Advance shall be satisfied. Notwithstanding anything contained in this Agreement to the contrary, the Fiscal Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Trustee is entitled to hereunder as if it were the Trustee.

                  (b) All fees and expenses of the Fiscal Agent (other than interest owed to the Fiscal Agent in respect of unreimbursed Advances) incurred by the Fiscal Agent in connection with the transactions contemplated by this Agreement shall be borne by the Trustee, and the neither the Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust Fund, the Depositor, the Master Servicer or the Special Servicer.

                  (c) The obligations of the initial Fiscal Agent set forth in this Section 8.15 shall exist for so long as the initial Trustee shall act as Trustee hereunder. The obligations of the initial Fiscal Agent set forth in this
Section 8.15 shall cease to exist to the extent that the initial Trustee is no longer acting as Trustee hereunder. The responsibility for appointing a successor Fiscal Agent shall belong to the successor Trustee insofar as such appointment is necessary for such successor Trustee to satisfy the eligibility requirements of Section 8.06.

                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

                  Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer the Trustee and the Fiscal Agent (other than the obligations of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) (i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer or the Holders of Certificates representing a majority of the Voting Rights allocated to the Residual Certificates, of all Mortgage Loans and each REO Property remaining in REMIC I at a price equal to
(1) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus (2) the appraised value of each REO Property, if any, included in REMIC I, based on an Appraisal to be conducted by an Independent MAI-designated appraiser selected by the Master Servicer and approved by the Trustee, minus (3) if the purchaser is the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any interest accrued and payable to the Master Servicer in respect of such unreimbursed Advances in accordance with Sections 3.29(d) and 4.03(d) and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I, and (ii) to the Trustee, the Fiscal Agent, the Master Servicer, the Special Servicer, any of their partners, and any of their (or their partners') directors, officers, employees or agents of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of each of REMIC I, REMIC II and REMIC III under Section 860F of the Code, as evidenced by an Opinion of Counsel obtained by the Trustee at the expense of the Trust Fund.

                  The Depositor, the Master Servicer or the Holders of Certificates representing a majority of the Voting Rights allocated to the Residual Certificates, may, at its or their option, elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate of the Class Principal Balances of the respective Classes of Principal Balance Certificates at the time of such election is less than 5% of the aggregate of the Class Principal Balances of the respective Classes of Principal Balance Certificates as of the Closing

Date set forth in the Preliminary Statement, and (ii) neither the Master Servicer nor the Holders of Residual Certificates shall have the right to effect such a purchase if, within 30 days following the Master Servicer's or such delivery, as the case may be, of a notice of election pursuant to this paragraph, the Depositor shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof and (iii) the Master Servicer shall not have the right to effect such a purchase if, within 30 days following the Master Servicer's delivery, as the case may be of a notice of election pursuant to this paragraph, the Holders of Certificates representing a majority of the Voting Rights allocated to the Residual Certificates shall give notice of their election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Residual Certificates or the Depositor of all of the Mortgage Loans and each REO Property remaining in REMIC I, the purchasing party shall deliver to the Trustee for deposit in the Distribution Account not later than the P&I Advance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price (exclusive of any portion thereof payable to any Person other than the Certificateholders pursuant to Section 3.05(a), which portion shall be deposited in the Certificate Account). In addition, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such P&I Advance Date from the Certificate Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon confirmation that such final deposit has been made, the Trustee shall release or cause to be released to the purchasing party or its or their designee the Mortgage Files for the remaining Mortgage Loans and shall execute without representation or warranty whatsoever and without recourse all assignments, endorsements and other instruments furnished to it by the purchasing party as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the purchasing party or its or their designee. Any transfer of Mortgage Loans pursuant to this paragraph shall be on a servicing-released basis.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the purchase of the Mortgage Loans and each REO Property remaining in REMIC I by the Master Servicer, Holders of Certificates representing a majority of the Voting Rights allocated to the Residual Certificates or the Depositor, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment with respect to the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

                  Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Trustee shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Distribution Account that are allocable to payments on the applicable Class of Certificates. Amounts on deposit in the Distribution Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (vi) of Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums and assumption fees, shall be allocated for the following purposes and in the following order of priority, in each case to the extent of remaining available funds:

                (i) to distributions of interest to the Holders of the respective Classes of Senior Certificates, PRO RATA in accordance with the respective amounts of interest distributable on such Classes of Certificates on such Distribution Date as described in this clause (i), in an amount equal to the Interest Distribution Amount in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (ii) to distributions of principal to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, PRO RATA based upon their respective Class Principal Balances, until such Class Principal Balances have been reduced to zero;

              (iii) to distributions to the Holders of the Class A-1 Certificates and the Holders of the Class A-2 Certificates, PRO RATA in accordance with the respective amounts of Realized Losses and Additional Trust Fund Expenses reimbursable on such Classes of Certificates on such Distribution Date as described in this clause
         (iii), in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to each such Class of Certificates and not previously reimbursed;

               (iv) to distributions of interest to the Holders of the Class B Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

                (v) if the Class Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, until the Class Principal Balance of the Class B Certificates is reduced to zero;

               (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class B Certificates and not previously reimbursed;

              (vii) to distributions of interest to the Holders of the Class C Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

             (viii) if the Class Principal Balances of the Class A-1, Class A-2 and Class B Certificates have been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, until the Class Principal Balance of the Class C Certificates is reduced to zero;

               (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class C Certificates and not previously reimbursed;

                (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (xi) if the Class Principal Balances of the Class A-1, Class A-2, Class B and Class C Certificates have been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, until the Class Principal Balance of the Class D Certificates is reduced to zero;

              (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class D Certificates and not previously reimbursed;

             (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

              (xiv) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C and Class D Certificates have been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, until the Class Principal Balance of the Class E Certificates is reduced to zero;

               (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class E Certificates and not previously reimbursed;

              (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

             (xvii) If the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates have been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, until the Class Principal Balance of the Class F Certificates is reduced to zero;

            (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class F Certificates and not previously reimbursed;

              (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to the Interest Distribution Amount in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for each prior Distribution Date;

               (xx) if the Class Principal Balances of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, until the Class Principal Balance of the Class G Certificates is reduced to zero;

              (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously deemed allocated to the Class G Certificates and not previously reimbursed;

             (xxii) to distributions to the Holders of the Class R-II Certificates, in an amount equal to the Class R-II Distribution Amount for such Distribution Date; and

            (xxiii) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of available funds remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxii) above.

                  Any Prepayment Premiums and assumption fees on deposit in the Distribution Account as of the final Distribution Date shall be distributed in accordance with Section 4.01(b).

                  Any funds not distributed to any Holder or Holders of Certificates on the final Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If, on the second anniversary of the delivery of the second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R-III Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject thereto.

                  All actual distributions on the Class R-II Certificates and the respective Classes of REMIC III Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II on the various REMIC I Regular Interests in accordance with Section 4.01(i) and, solely in the case of the REMIC III Certificates, from REMIC II to REMIC III on the various REMIC II Regular Interests in accordance with Section 4.01(h).

                  SECTION 9.02.  Additional Termination Requirements.

                  (a) If the Depositor, the Holders of Residual Certificates or the Master Servicer purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II and REMIC III) shall be terminated in accordance with the following additional requirements, unless the purchasing party obtains at its or their own expense and delivers to the Trustee and, in the case of the Depositor or the Holders of Residual Certificates, to the Trustee and the Master Servicer, an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in
Section 860F of the Code or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                         (i) the Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury regulation Section 1.860F-1;

                        (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer, the applicable Holders of Residual Certificates or the Depositor, as applicable, for cash and at the price specified in the first paragraph of Section 9.01; and

                       (iii) at the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with Section 9.01 all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II and REMIC III shall terminate at that time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X

                           ADDITIONAL REMIC PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The Trustee shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-I Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC I. The REMIC II Regular Interests are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-II Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC II. The Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates, together with Component IO-U, Component IO-V, Component IO-W, Component IO-X and Component IO-Y, are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code), and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code), in REMIC III. None of the Master Servicer, the Special Servicer or the Trustee shall, to the extent within the control of such Person, create or permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).

                  (c) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

                  (d) The applicable Plurality Residual Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each of REMIC I, REMIC II and REMIC III, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided that the Trustee is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each of REMIC I, REMIC II and REMIC III) as agent and attorney-in-fact for the Tax Matters Person for each of REMIC I, REMIC II and REMIC III in the performance of its duties as such.

                  (e) Solely for purposes of Treasury regulation Section 1.860G-1(a)(4)(iii), the Distribution Date in January 2006 has been designated the "latest possible maturity date" of each REMIC I Regular Interest, each REMIC II Regular Interest and each Class of REMIC III Regular Certificates and Component thereof.

                  (f) Except as otherwise provided in Sections 10.01(i) and 10.01(j) below, the Trustee shall pay out of its own funds, subject to reimbursement by the Trust Fund, any and all tax related expenses of the Trust Fund (including, but not limited to, any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities).

                  (g) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the Trustee shall prepare, sign and file all of the other Tax Returns in respect of REMIC I, REMIC II and REMIC III. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the Trustee or its designee such information with respect to each of REMIC I, REMIC II and REMIC III as is in its possession and reasonably requested by the Trustee to enable it to perform its obligations under this Article. In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee reasonably determines to be relevant for tax purposes on the valuations and offering prices of the Certificates, including, without limitation, the yield, prepayment assumption, issue prices and projected cash flows of the REMIC III Certificates and Residual Certificates, as applicable, and the projected cash flows of the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Trustee is hereby directed to use any and all such information or data provided by the Depositor in the preparation of all federal and state income or franchise tax and information returns and reports for REMIC I, REMIC II and REMIC III to Certificateholders as required herein. The Depositor hereby agrees to indemnify the Trust Fund, the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer for any losses, liabilities, damages, claims or expenses of the Trust Fund, the Trustee, the Fiscal Agent, the Master Servicer or the Special Servicer arising from any errors or miscalculations of the Trustee pursuant to this Section 10.01 that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee (but not resulting from the methodology employed by the Trustee) on a timely basis and such indemnifications shall survive the termination of this Agreement and the termination or resignation of the Trustee, the Fiscal Agent, the Master Servicer or the Special Servicer under this Agreement.

                  The Master Servicer and the Special Servicer shall provide on a timely basis to the Trustee or its designee such information with respect to the Trust Fund, REMIC I, REMIC II, and REMIC III in each case, as is in its possession, which the Master Servicer and the Special Servicer has received or prepared by virtue of its role as master servicer or special servicer, as the case may be, under this Agreement and reasonably requested by the Trustee to enable it to perform its obligations under this Section 10.01, and the Trustee shall be entitled to conclusively rely on such information in the performance of its obligations under this Section 10.01. The Master Servicer and the Special Servicer shall indemnify the Trust Fund, the

Trustee, the Fiscal Agent and the Depositor for any liability or assessment against the Trust Fund, the Trustee, the Fiscal Agent or the Depositor and any expenses incurred in connection with such liability or assessment (including reasonable attorney's fees) resulting from any error in any tax or information returns resulting from errors in the information provided by the Master Servicer or Special Servicer, as the case may be, caused by the negligence, willful misconduct or bad faith of the Master Servicer or Special Servicer, as the case may be. Such indemnification shall survive the termination of this Agreement and any resignation or termination of the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer under this Agreement.

                  (h) The Trustee shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Included among such duties, the Trustee shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and (iii) the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

                  (i) The Trustee shall perform its duties hereunder so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions (and the Master Servicer and the Special Servicer shall assist the Trustee to the extent reasonably requested by the Trustee and to the extent of information within the Master Servicer's or the Special Servicer's possession or control). None of the Master Servicer, the Special Servicer or the Trustee shall knowingly take (or cause any of REMIC I, REMIC II or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC, or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code or (iii) except as provided in Section 3.17(a), result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code) (any such endangerment or imposition, an "Adverse REMIC Event"), unless the Trustee has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the Trustee seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event. The Trustee shall not take any action or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the Special Servicer has advised it in writing that either the Master Servicer or the Special Servicer has received or obtained an Opinion of Counsel (a copy of which shall be provided to the

Trustee) to the effect that an Adverse REMIC Event could occur with respect to the taking or failure to take such action. In addition, prior to taking any action with respect to any of REMIC I, REMIC II or REMIC III, or causing any of REMIC I, REMIC II or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. Neither the Master Servicer nor the Special Servicer shall take any such action or cause any of REMIC I, REMIC II or REMIC III to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur, and neither the Master Servicer nor the Special Servicer shall have any liability hereunder for any action taken by it in accordance with the written instruments of the Trustee. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event at the cost or expense of the Trust Fund or the Trustee. At all times as may be required by the Code, and to the extent that such is within the Trustee's control, the Trustee shall not take any action that would result in less than substantially all of the assets of REMIC I, REMIC II and REMIC III consisting of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (j) If any tax is imposed on any of REMIC I, REMIC II or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under
Article III or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; or (iv) the Trust Fund in all other instances, including taxes permitted to be incurred by the Special Servicer pursuant to Section 3.17(a). Any such amounts payable by the Trust Fund shall be paid by the Trustee out of amounts on deposit in the Distribution Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

                  (k) The Trustee shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

                  (l) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the foreclosure of a Mortgage Loan, including but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of REMIC I, REMIC II or REMIC III, (C) the termination of REMIC I, REMIC II and REMIC III pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans pursuant to or as contemplated by Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Certificate Account, the Distribution Account or the REO Account for gain; or (iii) the acquisition of any assets for REMIC I, REMIC II or REMIC III (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Certificate Account, Distribution Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (o) Except as contemplated by Section 3.17(a), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  (a) This Agreement may be amended from time to time by the mutual agreement of the parties hereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated; (v) as provided in Section 5.02(d)(iv), to modify, add to or eliminate any of the provisions of Section 5.02(d)(i), (ii) or (iii); or (vi) if such amendment, as evidenced by an Opinion of Counsel delivered to the Master Servicer, the Special Servicer and the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any of the REMICs created hereunder at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any such REMIC; provided that such action (except any amendment described in either clause (v) or (vi) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee (which opinion, insofar as economic issues are concerned, may rely upon the assurance of the Rating Agencies described below), adversely affect in any material respect the interests of any Certificateholder; and provided further that the Master Servicer, the Special Servicer and the Trustee shall have first obtained from each Rating Agency written assurance that such amendment would not, in and of itself, cause a qualification, downgrading or withdrawal of the then-current rating assigned by such Rating Agency to any Class of Certificates.

                  (b) This Agreement may also be amended from time to time by the agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, or (iv) modify the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates, so long as neither the Depositor nor any of its Affiliates is performing servicing duties with respect to any of the Mortgage Loans.

                  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on any of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) such amendment complies with the provisions of this Section 11.01.

                  (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Certificate Account or the Distribution Account pursuant to Section 3.05.

                  SECTION 11.02. Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders except as provided herein. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of (A) the Depositor, Salomon Brothers Mortgage Securities VII, Inc., and (B) Salomon Brothers, Seven World Trade Center, New York, New York 10048, Attention: Managing Director, Commercial Mortgage Finance, facsimile number: 212-783-2096; (ii) in the case of the Master Servicer or the Special Servicer, Midland Loan Services, L.P., 2001 Shawnee Mission Parkway, Shawnee Mission, Kansas 66205, Attention: Alan L. Atterbury, facsimile number: 913-384-0413; (iii) in the case of the Trustee, its Corporate Trust Office, facsimile number: (312) 904-2084; and (iv) in the case of the Rating Agencies, (A) Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10048, Attention: Attention: Commercial Mortgage Surveillance, facsimile number: (212) 635-0295; and (B) Standard & Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention:
Commercial Mortgage Surveillance Manager, facsimile number: 212-412-0597; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07. Grant of a Security Interest.

                  The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund, including, without limitation, the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans (other than principal and interest payments due and payable prior to the Cut-off Date and any Principal Prepayments received prior to the Cut-off Date), all amounts held from time to time in the Certificate Account, the Distribution Account and, if established, the REO Account and all reinvestment earnings on such amounts, and all of the Depositor's right, title and interest in and to the proceeds of any title, hazard or other Insurance Policies related to such Mortgage Loans, (ii) this Agreement shall constitute a security agreement under applicable law, (iii) the possession by the Trustee (or the Custodian on its behalf) of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Missouri, Illinois and New York Uniform Commercial Codes, and (iii) notifications to Persons holding such property, and acknowledgements, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interests under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor shall, and upon the request of the Master Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust
Fund), take such actions as may be necessary to insure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. It is the intent of the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned. This
Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of Section 9-305 of the New York UCC.

                  SECTION 11.08. Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  SECTION 11.09. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.10. Notices to Rating Agencies.

                  (a) The Trustee shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                         (i) any material change or amendment to this Agreement;

                        (ii) the occurrence of any Event of Default that has not been cured;

                       (iii) the resignation or termination of the Master Servicer or the Special Servicer;

                        (iv) the repurchase of Mortgage Loans by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement;

                         (v)        any change in location of the Distribution
                                    Account;

                        (vi) the election of an Operating Adviser or an Extension Adviser; and

                       (vii)        the final payment to any Class of
                                    Certificateholders.

                  (b) The Master Servicer shall use its best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                         (i)        the resignation or removal of the Trustee;
                                    and

                        (ii) any change in the location of the Certificate Account.

                  (c) Each of the Master Servicer and the Special Servicer, as the case may be, shall furnish each Rating Agency with respect to a non-performing or defaulted Mortgage Loan such information as the Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer, as the case may be, can reasonably provide in accordance with applicable law and the related Mortgage Loan documents.

                  (d) Each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency a copy of each notice, report document or other writing furnished by such party to the Trustee or to any Certificateholder, including, without limitation, the following items to the extent permitted by applicable law:

                         (i) each of its annual statements as to compliance
                  described in Section 3.13;

                        (ii) each of its annual independent public accountants'
                  servicing reports described in Section 3.14;

                       (iii) any Officer's Certificate delivered to the Trustee
                  pursuant to Section 4.03(c), 3.29 or 3.20(g); and

                        (iv) each of the reports described in Section 3.12(a)
                  and (b).

                  (e) The Trustee shall (i) make available, at the office primarily responsible for administration of the Trust Fund, to each Rating Agency, upon reasonable notice, the items described in Section 8.14 and (ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to
Section 7.03(a) or Section 7.03(b).

                  (f) The Trustee shall promptly deliver to each Rating Agency a copy of each notice, report, document or other writing furnished by the Trustee to any Certificateholder, including, without limitation, the statement to Certificateholders described in Section 4.02(a).

                  SECTION 11.11. Complete Agreement.

                  This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement through a duly authorized officer as of the day and year first above written.

                                    SALOMON BROTHERS MORTGAGE SECURITIES VII,
                                    INC.
                                            Depositor


                                            By:
                                            Name:
                                            Title:


                                    MIDLAND LOAN SERVICES, L.P.
                                            Master Servicer and Special Servicer

                                            By:      Midland Data Systems, Inc.,
                                                     its general partner



                                            By:
                                            Name:
                                            Title:

                                    LASALLE NATIONAL BANK
                                            Trustee

                                            By:
                                            Name:
                                            Title:


                                    ABN AMRO BANK N.V.
                                            Fiscal Agent

                                            By:
                                            Name:
                                            Title:

                                            By:
                                            Name:
                                            Title:

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


                  On the ______ day of February 1996, before me, a notary public in and for said State, personally appeared _________________________ known to me to be a ________________________ of SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       ------------------------------
                                                 Notary Public


[Notarial Seal]

STATE OF ILLINOIS                           )
                                            )  ss.:
COUNTY OF COOK                              )


                  On the ______ day of February 1996, before me, a notary public in and for said State, personally appeared _________________________ known to me to be a ________________________ of LASALLE NATIONAL BANK one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such company, and acknowledged to me that such _______________________ executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       ------------------------------
                                                 Notary Public


[Notarial Seal]

STATE OF __________________                 )
                                            )  ss.:
COUNTY OF ________________                  )


                  On the ________ day of February 1996 before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ________________________ of MIDLAND DATA SYSTEMS, INC., the general partner of MIDLAND LOAN SERVICES, L.P., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such limited partnership, and acknowledged to me that such person executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       ------------------------------
                                                 Notary Public


[Notarial Seal]

STATE OF ILLINOIS          )
                           )  ss.:
COUNTY OF COOK             )


                  On the ________ day of February 1996 before me, ________________________, a Notary Public in and for said State, personally appeared _________________________, Group Vice President of ABN AMRO BANK N.V. and _______________________, Vice President of ABN AMRO BANK N.V., personally known to me or proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the within instrument in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the persons acted executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       ------------------------------
                                                 Notary Public


[Notarial Seal]

                              CLASS A-1 CERTIFICATE                  EXHIBIT A-1

                  CLASS A-1 MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:                                Class Principal Balance of the Class A-1
6.4690% per annum                                 Certificates as of the Closing Date:
                                                  $50,000,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement:  February 1, 1996                      Balance of this Class A-1
                                                  Certificate as of the Closing Date:
                                                  $50,000,000.00
Cut-off Date:  February 1, 1996
                                                  Aggregate Stated Principal
Closing Date:  February 29, 1996                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548KQD3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal amount of this Class A-1 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-1 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class A-1 Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Class A-1 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-1 Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________________

                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                    Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                     Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dated:


                                       Signature by or on behalf of Assignor

                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
          --------------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                               CLASS A-2 CERTIFICATE                 EXHIBIT A-2

                  CLASS A-2 MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:                                Class Principal Balance of the Class A-2
6.7803% per annum                                 Certificates as of the Closing Date:
                                                  $81,468,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement:  February 1, 1996                      Balance of this Class A-2
                                                  Certificate as of the Closing Date:
                                                  $81,468,000.00
Cut-off Date:  February 1, 1996
                                                  Aggregate Stated Principal
Closing Date:  February 29, 1996                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548KQH4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class A-2 Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________

                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                     Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                     Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:


Dated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
          --------------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                         CLASS B CERTIFICATE                         EXHIBIT A-3

                   CLASS B MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Pass-Through Rate:                                Class Principal Balance of the Class B
7.1267% per annum                                 Certificates as of the Closing Date:
                                                  $14,843,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement: February 1, 1996                       Balance of this Class B
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $14,843,000.00

Closing Date:  February 29, 1996                  Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548KQE1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2 AND CLASS IO CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT"
(A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the principal amount of this Class B Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class B Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class B Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class B Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class B Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class B Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class B Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class B Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class B Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class B Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class B Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class B Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class B Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B Certificates referred to in the within-mentioned Agreement.





                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: _______________


Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
_______________________________________________________________
_________________________________________________________________ for the
account of
          ---------------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                        CLASS C CERTIFICATE                          EXHIBIT A-4

                   CLASS C MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Pass-Through Rate:                                Class Principal Balance of the Class C
7.3011% per annum                                 Certificates as of the Closing Date:
                                                  $14,843,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement:  February 1, 1996                      Balance of this Class C
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $14,843,000.00

Closing Date:  February 29, 1996                  Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548KQF8

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO AND CLASS B CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO

HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the principal amount of this Class C Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class C Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as Special Servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class C Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class C Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class C Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class C Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class C Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class C Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class C Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class C Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class C Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class C Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class C Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Stated Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _____________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                     Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class C Certificates referred to in the within-mentioned Agreement.



                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                     Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________


Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          -----------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                              CLASS D CERTIFICATE                   EXHIBIT A-5

                   CLASS D MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Pass-Through Rate:                                Class Principal Balance of the Class D
7.7490% per annum                                 Certificates as of the Closing Date:
                                                  $9,542,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement:  February 1, 1996                      Balance of this Class D
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $9,542,000.00

Closing Date: February 29, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. __                                CUSIP No. 79548KQG6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B AND CLASS C CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE

POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class D Certificate (obtained by dividing the principal amount of this Class D Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class D Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class D Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class D Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class D Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holders hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class D Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of a Class D Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class D Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class D Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class D Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class D Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class D Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class D Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class D Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class D Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date specified on the face hereof.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any

Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ___________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class D Certificates referred to in the within-mentioned Agreement.



                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________


Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          ---------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                              CLASS E CERTIFICATE                    EXHIBIT A-6

                   CLASS E MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Initial Pass-Through                              Class Principal Balance of the Class E
Rate:  9.1839% per annum                          Certificates as of the Closing Date:
                                                  $21,204,000.00

Date of Pooling and Servicing                     Initial Certificate Principal
Agreement:  February 1, 1996                      Balance of this Class E
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $21,204,000.00

Closing Date: February 29, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996


Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548S9F0

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 14, 1996 AND THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 29, 1996 RELATING TO THE CLASS A-1, CLASS A-2, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL

REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

                  This certifies that _____________________________ is the
registered owner of the Percentage Interest evidenced by this Class E Certificate (obtained by dividing the principal amount of this Class E Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class E Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class E Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class E Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class E Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such

Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class E Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class E Certificates are exchangeable for new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class E Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class E Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class E Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class E Certificate without registration or qualification. Any Class E Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class E Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class E Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class E Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class E Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class E Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class E Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class E Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class E Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class E Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class E Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class E Certificates referred to in the within-mentioned Agreement.



                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________


Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          -----------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                              CLASS F CERTIFICATE                   EXHIBIT A-7

                   CLASS F MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Initial Pass-Through                              Class Principal Balance of the Class F
Rate:  9.1839% per annum                          Certificates as of the Closing Date:
                                                  $11,132,000.00

Date of Pooling and Servicing                     Initial Certificate
Agreement:  February 1, 1996                      Principal Balance of this Class F
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $11,132,000.00

Closing Date:  February 29, 1996                  Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996


Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548S9G8

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 14, 1996 AND THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 29, 1996 RELATING TO THE CLASS A-1, CLASS A-2, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL

REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.


                  This certifies that __________________________ is the
registered owner of the Percentage Interest evidenced by this Class F Certificate (obtained by dividing the principal amount of this Class F Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class F Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class F Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class F Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class F Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class F Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class F Certificates are exchangeable for new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class F Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class F Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class F Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class F Certificate without registration or qualification. Any Class F Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class F Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class F Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class F Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class F Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class F Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class F Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class F Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class F Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class F Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class F Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class F Certificates referred to in the within-mentioned Agreement.



                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________


Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          ---------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                              CLASS G CERTIFICATE                   EXHIBIT A-8

                   CLASS G MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


Initial Pass-Through                              Class Principal Balance of the Class G
Rate:  9.1839% per annum                          Certificates as of the Closing Date:
                                                  $9,013,633.94

Date of Pooling and Servicing                     Initial Certificate
Agreement:  February 1, 1996                      Principal Balance of this Class G
                                                  Certificate as of the Closing Date:
Cut-off Date:  February 1, 1996                   $9,013,633.94

Closing Date: February 29, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
                                                  as of the Closing Date:
First Distribution Date:                          $212,045,633.94
March 20, 1996


Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548S9H6

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 14, 1996 AND THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 29, 1996 RELATING TO THE CLASS A-1, CLASS A-2, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $__________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL

REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.


                  This certifies that ____________________________ is the
registered owner of the Percentage Interest evidenced by this Class G Certificate (obtained by dividing the principal amount of this Class G Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class G Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class G Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class G Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class G Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business

Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which as of the Closing Date is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously deemed allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

                  The Class G Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class G Certificates are exchangeable for new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class G Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class G Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class G Certificate without registration or qualification. Any Class G Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class G Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class G Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class G Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class G Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and
Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class G Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class G Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class G Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  No service charge will be imposed for any registration of transfer or exchange of Class G Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class G Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class F Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer






                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class G Certificates referred to in the within-mentioned Agreement.



                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________

---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          ---------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                               CLASS IO CERTIFICATE                 EXHIBIT A-9

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Initial Pass-Through                              Class Notional
Rate:  1.7265% per annum                          Amount of the Class IO Certificates
                                                  as of the Closing Date:  $170,696,000.00

Date of Pooling and Servicing                     Initial Certificate Notional Amount of this
Agreement: February 1, 1996                       Class IO Certificate as of the
                                                  the Closing Date: $______________
Cut-off Date:  February 1, 1996
                                                  Aggregate Stated Principal
Closing Date: February 29, 1996                   Balance of the Mortgage Loans
                                                  as of the Closing Date:
                                                  $212,045,633.94

First Distribution Date:                          Trustee:
March 20, 1996                                    LaSalle National Bank

Master Servicer and Special Servicer:             Fiscal Agent:
Midland Loan Services, L.P.                       ABN AMRO Bank N.V.


Certificate No. ___                               CUSIP No. 79548KQJ0

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE FISCAL AGENT, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"). THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 14, 1996 AND THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 27, 1996 RELATING TO THE CLASS A-1, CLASS A-2, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $__________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_________ PER $__________ OF INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR

QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

REDUCTIONS OF THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

                  This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate (obtained by dividing the notional amount of this Class IO Certificate (its "Certificate Notional Amount") as of the Closing Date by the aggregate notional amount of all the Class IO Certificates (their "Class Notional Amount") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class IO Certificate will be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Trustee with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Class IO Certificates the aggregate initial Certificate Notional Amount of which as of the Closing Date is at least $10,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No transfer of any Class IO Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class IO Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class IO Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class IO Certificate without registration or qualification. Any Class IO Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class IO Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class IO Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class IO Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class IO Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE or Prohibited Transaction Exemption No. 89-89; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class IO Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE; or (iii) such Certificate or Ownership Interest herein being acquired by or on behalf of a Plan in reliance on Prohibited Transaction Exemption No. 89-89, such Plan (X) is an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act, (Y) is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Trustee, the Depositor, the Fiscal Agent, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, any Sub-Servicer or any Mortgagor with respect to Mortgage Loans constituting more than five percent of the aggregate unamortized principal balance of the Mortgage Loans determined on the date of the initial issuance of the Certificates, or by any Affiliate of such Person, and (Z) agrees that it will obtain from each of its transferees a written representation that such transferee, if a Plan, satisfies the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y), together with a written agreement that such transferee will obtain from each of its transferees that are Plans a similar written representation regarding satisfaction of the requirements of the immediately preceding clauses (iii)(X) and (iii)(Y). Any Holder of a Class IO Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class IO Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the Transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

                  Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer





                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class IO Certificates referred to in the within-mentioned Agreement.


                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ______________

---------------------------------------------------------------------------
---------------------------------------------------------------------------
Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to
____________________________________________________________
_________________________________________________________________ for the
account of
          ---------------------------------------------------------------.

         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________________

-------------------------------------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                               CLASS R-I CERTIFICATE                EXHIBIT A-10

                  CLASS R-I MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Date of Pooling and Servicing                     Percentage Interest evidenced by
Agreement:  February 1, 1996                      this Class R-I Certificate: ____%


Cut-off Date:  February 1, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
Closing Date: February 29, 1996                   as of the Closing Date:
                                                  $212,045,633.94
First Distribution Date:
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


                  This certifies that ________________________ is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-I Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-I Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class R-I Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class R-I Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-I Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-I Certificate without registration or qualification. Any Class R-I Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-I Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class R-I Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class R-I Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class R-I Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code. Each Person who acquires a Class R-I Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class R-I Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class R-I Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Master Servicer or the Trust
Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.


                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ___________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

         Applicable statements and notices should be mailed to
_________________________________________________________________.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                CLASS R-II CERTIFICATE              EXHIBIT A-11

                  CLASS R-II MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Date of Pooling and Servicing                     Percentage Interest evidenced by
Agreement:  February 1, 1996                      this Class R-II Certificate: _____%


Cut-off Date:  February 1, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
Closing Date: February 29, 1996                   as of the Closing Date:
                                                  $212,045,633.94
First Distribution Date:
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


                  This certifies that __________________________ is the
registered owner of the Percentage Interest evidenced by this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-II Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-II Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-II Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class R-II Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class R-II Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-II Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-II Certificate without registration or qualification. Any Class R-II Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-II Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class R-II Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class R-II Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class R-II Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or
Section 4975 of the Code or result in the imposition of an excise tax under
Section 4975 of the Code. Each Person who acquires a Class R-II Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class R-II Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class R-II Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Master Servicer or the Trust
Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ___________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.


                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ___________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

         Applicable statements and notices should be mailed to
________________________________________________________________.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                                CLASS R-III CERTIFICATE             EXHIBIT A-12

                 CLASS R-III MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 1996-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

Date of Pooling and Servicing                     Percentage Interest evidenced by
Agreement:  February 1, 1996                      this Class R-III Certificate: ____%


Cut-off Date:  February 1, 1996                   Aggregate Stated Principal
                                                  Balance of the Mortgage Loans
Closing Date: February 29, 1996                   as of the Closing Date:
                                                  $212,045,633.94
First Distribution Date:
March 20, 1996

Master Servicer and Special Servicer:             Trustee:
Midland Loan Services, L.P.                       LaSalle National Bank

                                                  Fiscal Agent:
                                                  ABN AMRO Bank N.V.


Certificate No. ___

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., SALOMON BROTHERS REALTY CORP., MIDLAND LOAN SERVICES, L.P., LASALLE NATIONAL BANK, ABN AMRO BANK N.V. OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.


                  This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as master servicer (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), Midland Loan Services, L.P. as special servicer (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), LaSalle National Bank (hereinafter called the "Trustee", which term includes any successor entity under the Agreement) and ABN AMRO Bank N.V. (hereinafter called the "Fiscal Agent", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, distributions will be made on the 20th day of each month or, if such 20th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-III Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-III Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

                  The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

                  The Class R-III Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  No transfer of any Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any Class R-III Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-III Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-III Certificate without registration or qualification. Any Class R-III Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-III Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  No transfer of a Class R-III Certificate or any Ownership Interest shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing such Class R-III Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, unless: (i) the purchase and holding of such Class R-III Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE; or (ii) the prospective transferee provides the Certificate Registrar and the Master Servicer with a certification of facts and an Opinion of Counsel which establish to the reasonable satisfaction of the Certificate Registrar and the Master Servicer that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. Each Person who acquires a Class R-III Certificate or any Ownership Interest (unless it shall have delivered the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) will be deemed to have represented and certified that: (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or Ownership Interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan; or (ii) the purchase and holding of such Certificate or Ownership Interest therein is exempt from the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code under a PTCE. Any Holder of a Class R-III Certificate or Ownership Interest therein desiring to effect a transfer of such Certificate or Ownership Interest therein shall, and upon acquisition of such Class R-III Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, the Depositor and the Trust Fund against any liability that may result if the transfer is not made in accordance with Section 5.02(c) of the Agreement.

                  Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized the Trustee under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Trustee under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit J-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of either the Trustee or the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

                  Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit J-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

                  The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Trustee and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trustee, the Master Servicer or the Trust
Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

                  A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

                  The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

                  The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Holders of Certificates representing a majority of the Voting Rights allocated to the Class or Classes of Residual Certificates specified in the Agreement or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Certificate Principal Balance of the Principal Balance Certificates at the time of purchase being less than 5% of the aggregate Certificate Principal Balance of the Principal Balance Certificates as of the Closing Date.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Fiscal Agent and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

                  This Certificate shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________


                                   LASALLE NATIONAL BANK,
                                   as Trustee



                                   By:
                                                      Authorized Officer




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.


                                   LASALLE NATIONAL BANK,
                                   as Certificate Registrar



                                   By:
                                                      Authorized Officer

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------
--------------------------------------------------------------
--------------------------------------------------------------

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address: ___________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dated:


                                       Signature by or on behalf of Assignor


                                       Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS


         The Assignee should include the following for purposes of distribution:

         Distributions shall be by check made payable to
__________________________________ and mailed to
____________________________________________________________________.

         Applicable statements and notices should be mailed to
____________________________ ------------------------------------.

         This information is provided by ___________________________, the Assignee named above, or ____________________________________, as its agent.

                              MORTGAGE LOAN SCHEDULE                  EXHIBIT B

                            SCHEDULE OF EXCEPTIONS TO                 EXHIBIT C
                             MORTGAGE FILE DELIVERY

                             FORM OF MASTER SERVICER                EXHIBIT D-1
                               REQUEST FOR RELEASE



                                          [Date]


LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

                  In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under a certain Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and you as Trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

If only particular documents in the Mortgage File are requested, please specify which:



Reason for requesting file (or portion thereof):

______   1.                Mortgage Loan paid in full.
                           The Master Servicer hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Certificate
                           Account pursuant to the Pooling and Servicing
                           Agreement, have been or will be so credited.

______   2.       Other.  (Describe)

                  The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us for a period of five years.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                  MIDLAND LOAN SERVICES, L.P.

                                  By:      Midland Data Systems, Inc.,
                                           its General Partner



                                  By:
                                  Name:
                                  Title:

                             FORM OF SPECIAL SERVICER               EXHIBIT D-2
                               REQUEST FOR RELEASE



                                          [Date]

LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1


                  In connection with the administration of the Mortgage Files held by or on behalf of you as Trustee under a certain Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and you as Trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by or on behalf of you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

If only particular documents in the Mortgage File are requested, please specify which:



Reason for requesting file (or portion thereof):

______   1.       The Mortgage Loan is being foreclosed.

______   2.       Other.  (Describe)

                  The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.


                                  MIDLAND LOAN SERVICES, L.P.

                                  By:      Midland Data Systems, Inc.,
                                           its General Partner



                                  By:
                                  Name:
                                  Title:

                                   EXHIBIT E-1
                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                       COMPARATIVE FINANCIAL STATUS REPORT
                       as of _____________________________

                                     -----------------------------------------------------------------------------------------------

                                          Original Underwriting Information               Prior Full Year Operating Information
                                                     Base Year                                 as of ________  Normalized
------------------------------------------------------------------------------------------------------------------------------------
                                                Financial
                 Curr.                   Last    Infor-                                 Last    Financial
                 Sched. Paid  Annual   Property  mation  Occu-                        Property   Infor-    Occu-
Loan             Princ. Thru   Debt     Inspec-   as of  pancy  Total    $             Inspec-  mation as  pancy   Total    $  DSCR
Num. City  State  Bal.  Date  Service  tion Date  Date   Rate  Revenue  NOI  DSCR(1)  tion Date  of Date    Rate  Revenue  NOI  (1)
------------------------------------------------------------------------------------------------------------------------------------

List all loans currently in the Trust Fund (with or without information in descending loan balance order.



------------------------------------------------------------------------------------------------------------------------------------
Total:           $                                       WA     $        $   WA                             WA       $      $  WA
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                           "Actual"                          (2)
  Current Annual Operating Information             YTD Financial Information             Net Change
      as of ___________ Normalized                      Month Reported                 Current & Base
-------------------------------------------------------------------------------------------------------------
               Financial
         Last    Infor-                              Financial
       Property  mation  Occu-                         Infor-    Occu-                     Occu-
Loan    Inspec-   as of  pancy  Total    $   DSCR     mation as  pancy   Total    $  DSCR  pancy   Total    DSCR
Num.   tion Date  Date   Rate  Revenue  NOI   (1)      of Date   Rate   Revenue  NOI  (1)   Rate  Revenue    (1)
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Total:                   WA     $        $   WA                  WA      $       $    WA      WA      $       WA
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              Received          Required
                                        ----------------------------------------
        Financial Information              Loans   Balance   Loans   Balance
                                        ----------------------------------------
                                         $     %  $     %  $     %  $     %
--------------------------------------------------------------------------------
Current Full Year:
--------------------------------------------------------------------------------
Current Full Year received with DSC <1:
--------------------------------------------------------------------------------
Prior Full Year:
--------------------------------------------------------------------------------
Prior Full Year received with DSC<1:
--------------------------------------------------------------------------------

---------------------
(1) DSCR calculated using NOI/Annual Debt Service
(2) Net change should compare the latest year to the underwriting year.

                                   EXHIBIT E-2
                      FORM OF DELINQUENT LOAN STATUS REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                          DELINQUENT LOAN STATUS REPORT
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                                   (a)         (b)       (c)        (d)       (e)=a+b+c+d
------------------------------------------------------------------------------------------------------------------------------------
                                              Total
  Loan                                       Outstand.  Total      Other
 Number,        Sq. Ft. or  Paid   Sched.      P&I     Outstand.  Advances           Current  Current             LTM    LTM
 City &  Prop.  Units/Occ.  Thru  Principal  Advances  Expenses   (Taxes &   Total   Monthly  Mortgage  Maturity  NOI    NOI,
 State   Type    %, Date    Date   Balance    To Date   To Date   Escrow)   Exposure   P&I      Rate     Date     Date   DSCR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      90+ DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     60-89 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     30-59 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Specially Serviced Mortgage Loans that are
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (f)                           (g)=(.92*f)-e
--------------------------------------------------------------------------------

 Loan                   Most    Appraisal,  Transfer
Number,               Accurate    BPO or      Date/     Loss Using   Date NOI
City &    Valuation   Property   Internal    Closing     92% Appr.   Filed/FCL
State       Date        Value     Value**     Date       or BPO(f)   Sale Date   Status*
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
FCL - Foreclosure
-----------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months
-----------------------------------------------------------------------------------------------------------------------------------
* Status should contain a code indicating the current direction of each loan such as (FCL - In Foreclosure, MOD - Modification, DPO - Discount Payoff, NS -
  Note Sale, BK - Bankruptcy, PP - Payment Plan, Curr- Current, TBD - To Be
  Determined, etc.). It is possible to combine the status codes if the loan is going in more than one direction i.e. FCL/Mod, BK/Mod, BL/FCL/DPO).
------------------------------------------------------------------------------------------------------------------------------------
** App - Appraisal, BPO - Broker Opinion, Int. - Internal Value
------------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT E-3
                   FORM OF HISTORICAL LOAN MODIFICATION REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                       HISTORICAL LOAN MODIFICATION REPORT
                          as of ______________________

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Total
                                                                                                                       Num.
                                     Balance   Balance at the                                                         Months
                                    When Sent  Effective Date            Num.                                          for
  Loan   City/    Mod./   Effective to Special       of                 Months/                     Old      New    Change of
 Number  State  Extension   Date     Servicer  Rehabilitation Old Rate New Rate Old P&I  New P&I  Maturity Maturity    Mod.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS
HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total For All
Loans:
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
                            (2) Est.
                             Future
                           Interest Loan
         (1) Realized       to Trust $
 Loan       Loan to           (Rate
Number      Trust $         Reduction)        COMMENTS
---------------------------------------------------
THIS REPORT IS HISTORICAL
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------
---------------------------------------------------

Total For All Loans:
---------------------------------------------------

---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total For Loans in Current Month:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            # of                 $ Balance
                            Loans
------------------------------------------------------------------------------------------------------------------------------------
Modifications:
------------------------------------------------------------------------------------------------------------------------------------
Maturity Date Extensions:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total:
------------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT E-4
                     FORM OF HISTORICAL LOSS ESTIMATE REPORT

--------------------------------------------------------------------------------

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
         HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD or DISCOUNTED PAYOFF)
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                   (c)=b/a    (a)               (b)     (d)       (e)       (f)       (g)       (h)     (i)=d-(f+g+h)  (k)=i-e
------------------------------------------------------------------------------------------------------------------------------------
                             Latest                   Net Amt.                                                          Actual
 Master             % Rec.  Appraisal  Effect.        Received                                                          Losses
Servicer             from  or Brokers  Date of  Sales   from   Scheduled  Total P&I   Total   Servicing      Net        Passed
Loan ID  City/State  Sale    Opinion    Sale    Price   Sale    Balance   Advanced   Expenses   Fees       Proceeds      Thru
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current Month
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
            (m)               (n)=k+m         (o)=n/e
-----------------------------------------------------------
                                 Minor
 Master    Date Loss  Minor      Adj.     Total Loss     Loss % of
Servicer   Passed    Adj. to     Passed      with        Scheduled
Loan ID    Thru       Trust      Thru     Adjustment      Balance
------------------------------------------------------------------
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
------------------------------------------------------------------
Total all Loans:
------------------------------------------------------------------

------------------------------------------------------------------

Current Month
------------------------------------------------------------------

                                   EXHIBIT E-5
                            FORM OF REO STATUS REPORT

--------------------------------------------------------------------------------
                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1996-C1
                                REO STATUS REPORT
                       as of _____________________________

------------------------------------------------------------------------------------------------------------------------------------
                                     (a)        (b)        (c)        (d)       (e)=a+b+c+d
------------------------------------------------------------------------------------------------------------------------------------
                                                          Other
  Loan          Sq. Ft. or   Paid   Sched.    Total P&I  Advances   Total             Current  Current             NOI    (YTD) Most
Num./City Prop.  Units/Occ.  Thru  Principal  Advances   (Taxes &  Expenses   Total   Monthly  Interest  Maturity  as of    Recent
& State   Type     %/Date    Date   Balance    To Date    Escrow)  To Date   Exposure   P&I      Rate     Date     Date   NOI/DSCR
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Real Estate Owned
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes:  Ap. - Appraisal; BPO - Brokers Opinion; Int. - Internal Value.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (f)                            (g)=(.92*f)-e
--------------------------------------------------------------------------------
                                ($1)
                      Most     Appraisal,  Transfer   Loss
  Loan              Accurate     BPO or     Date/     Using        REO
Num./City   Appr.   Property    Internal   Closing   92% Appr.  Acquisition Pending
 & State    Date     Value       Value     Date     or BPO(f)     Date      Offers  Comments
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Use the following codes:  Ap. - Appraisal; BPO - Brokers Opinion; Int. - Internal Value.
------------------------------------------------------------------------------------------------------------------------------------

                      FORM OF OPERATING STATEMENT ANALYSIS          EXHIBIT E-6

Operating Statement Analysis

-----------------------------------------------------------------------------------------------------------------------------
ASSET NAME:                   PROP TYPE:                                                                    ACTUAL NORMALIZED
PROPERTY:                     SF/UNITS:                                                        NOI:
ASSET NO:                     CITY:                                                            DSCR:
                              STATE:                                                           SOURCE:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 12/31/95   12 MONTHS
                                                                                                  ACTUAL    NORMALIZED
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
  BASE RENT                     BASE RENT
                                BASE RENT -
  OTHER INCOME                  OTHER INCOME - FORFEITED SECURITY DEP
                                OTHER INCOME - INTEREST
                                OTHER INCOME - DEVELOPERS FEE
                                OTHER INCOME - MISC
                                OTHER INCOME - LATE PYMT/OTHER RENTS                             ----------------------------

OPERATING EXPENSE
  GENERAL AND ADMINISTRATIVE    GENERAL AND ADMINISTRATIVE - POSTAGE & DELIVERY
                                GENERAL AND ADMINISTRATIVE - AUTO
                                GENERAL AND ADMINISTRATIVE - OFFICE
  INSURANCE                     INSURANCE -

  OTHER                         ADVERTISING -
                                LEGAL -
                                MISCELLANEOUS - EQUIPMENT RENTAL
                                MISCELLANEOUS -
                                OTHER TAXES -
                                OTHER TAXES - FICA
                                PAYROLL - EMPLOYEE HLTH INS
                                PAYROLL -
                                SERVICES - BANK CHARGES
                                SUPPLIES -
                                TELEPHONE -
  PROPERTY MANAGEMENT           MANAGEMENT FEES -
  PROPERTY TAXES                PROPERTY TAXES -
  REPAIRS AND MAINTENANCE       COMMON AREA MAINTENANCE - EXTERMINATING
                                COMMON AREA MAINTENANCE -
                                GROUNDS -
                                REPAIRS AND MAINTENANCE - CARPET
                                REPAlRS AND MAINTENANCE -
                                TENANT PREP -
  UTILITIES                     ELECTRICITY
                                TRASH -
                                UTILITIES - OIL
                                WATERS/SEWER -
                                                                                                 ----------------------------
                                NET OPERATING INCOME
DEBT SERVICE
  DEBT SERVICE                  DEBT SERVICE -
                                                                                                 ----------------------------
                                CASH FLOW AFTER DEBT SERVICE
-----------------------------------------------------------------------------------------------------------------------------

                                    AP-6-1

                                Income Statement

                         COLLATERAL:
                           BORROWER:
                      PROPERTY TYPE:
                                                                                                        1993-         1994
                                                    1993      1994        01/01/1995     1994 PER       1994       VARIANCE
            DESCRIPTION              BASE LINE      TOTAL     TOTAL     TO 11/30/1995     SF/UNIT     VARIANCE    (BASE LINE)
-----------------------------------------------------------------------------------------------------------------------------
REVENUE
     BASE RENT
     OTHER INCOME
     EXPENSE REIMBURSEMENT         ------------------------------------------------------------------------------------------
TOTAL REVENUE

OPERATING EXPENSE
     PROPERTY MANAGEMENT
     GENERAL AND ADMINISTRATIVE
     UTILITIES
     REPAIRS AND MAINTENANCE
     PROPERTY TAXES
     INSURANCE
     OTHER
     GROUND LEASE                  ------------------------------------------------------------------------------------------
TOTAL OPERATION EXPENSE

NOI

CAPITAL EXPENSES/RESERVES

CASH FLOW BEFORE DEBT SERVICE

DEBT SERVICE
      JUNIOR DEBT SERVICE          ------------------------------------------------------------------------------------------
TOTAL DEBT SERVICE

CASH FLOW AFTER DEBT SERVICE

DSCR: (NOI/DEBT SERVICE)
DSCR: (AFTER RESERVES/CAP EXP.)

                                     AP-6-2

                              LETTER OF REPRESENTATIONS               EXHIBIT F

                         FORM OF TRANSFEROR CERTIFICATE             EXHIBIT G-1


                                          [Date]



LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

                 Re: Salomon Brothers Mortgage Securities VII, Inc. Mortgage Pass-Through Certificates
                          Series 1996-C1, Class _______ (The "Certificates")


Dear Sirs:

                  This letter is delivered to you in connection with the transfer by _________________ (the "Transferor") to _________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial [principal balance][notional amount] as of February 29, 1996 (the "Closing Date") of $__________] [evidencing a ____% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

                  2. Neither the Transferor nor anyone acting on its behalf has
         (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

                                  Very truly yours,



                                  (Transferor)


                                  By:
                                  Name:
                                  Title:

                            FORM OF TRANSFEREE CERTIFICATE           EXHIBIT G-2
                                    FOR QIBs

                                          [Date]




LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

       Re:      Salomon Brothers Mortgage Securities VII, Inc.
                Mortgage Pass-Through Certificates
                Series 1996-C1, Class ______ (The "Certificates")

Dear Sirs:

                  This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to ______________________
(the "Transferee") of a Certificate (the "Transferred Certificate") [having an initial [principal balance][notional amount] as of February __, 1996 (the "Closing Date") of $__________] [evidencing a ____% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

                                          Very truly yours,

                                            (Transferee)


                                            By:
                                            Name:
                                            Title:

                                                         ANNEX 1 TO EXHIBIT G-2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated

------------------------
     1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ___ BROKER-DEALER. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

         ___ OTHER. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)
                                                    ---------------------------
                  -------------------------------------------------------------
                  -------------------------------------------------------------
                  -------------------------------------------------------------


                  3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificate are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___               Will the Transferee be purchasing the
         Yes      No                Transferred Certificate only for the
                                    Transferee's own account?




                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                  Print Name of Transferee


                                  By:
                                  Name:
                                  Title:
                                  Date:

                                                          ANNEX 2 TO EXHIBIT G-2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Certificate Registrar], as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____ The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment

Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ____     ____             Will the Transferee be purchasing
                  Yes      No               the Transferred Certificate only for
                                            the Transferee's own account?


                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                  Print Name of Transferee or Adviser

                                  By:
                                  Name:
                                  Title:

                                  IF AN ADVISER:


                                  Print Name of Transferee


                                  Date:

                         FORM OF TRANSFEREE CERTIFICATE              EXHIBIT G-3
                                  FOR NON-QIBs



                                          [Date]




LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

        Re:      Salomon Brothers Mortgage Securities VII, Inc.
                 Mortgage Pass-Through Certificates
                 Series 1996-C1, Class ____ (The "Certificates")

Dear Sirs:

                  This letter is delivered to you in connection with the transfer by _____________________ (the "Transferor") to ______________________
(the "Transferee") of a Certificate (the "Transferred Certificate") [having an initial [principal balance][notional amount] as of February ___, 1996 (the "Closing Date") of $__________] [evidencing a ____% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

                  1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Certificates and (c) the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either (A) certifications from both the transferor (substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1) and the transferee (substantially in the form attached to the Pooling and Servicing Agreement as either Exhibit G-2 or Exhibit G-3) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                  3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     - AND -

                  NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.


                  4. Neither the Transferee nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

                  5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Mortgage Loans, (d) the Pooling and Servicing Agreement, and (e) all related matters, that it has requested.

                  6. The Transferee is an "accredited investor" as defined in Rule 501(a) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.


                                  Very truly yours,



                                  (Transferee)


                                  By:
                                  Name:
                                  Title:

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT         EXHIBIT H-1
                        PURSUANT TO SECTION 5.02(d)(i)(B)
                REGARDING TRANSFER OF THE CLASS R-I CERTIFICATES


STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )


                  [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants:

                  1. That he is [Title of Officer] of [Name of Owner] (the "Owner"), a ____________________ duly organized and existing under the laws of [the State of _________] [the United States], and the owner of the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-I evidencing a ___% Percentage Interest (the "Class R-I Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement, dated as of February 1, 1996, among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, L.P. as Master Servicer and Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank as Trustee.

                  2. That the Owner (i) is a "Permitted Transferee" as of _______________ and that for so long as it retains its Ownership Interest in the Class R-I Certificates, it will endeavor to remain a Permitted Transferee and
(ii) is acquiring the Class R-I Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R-I Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R-I Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that the Class R-I Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R-I Certificates if at any time during the taxable year of the pass-through entity a nonPermitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

                  5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R-I Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-I Certificates will only be owned, directly or indirectly, by Permitted Transferees.

                  7. That the Owner's taxpayer identification number is
_______________.

                  8. That the Owner has reviewed the restrictions set forth on the face of the Class R-I Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-I Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9. That the Owner is not acquiring and will not transfer the Class R-I Certificates in order to impede the assessment or collection of any tax.

                  10. That the Owner anticipates that it will, so long as it holds any of the Class R-I Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R-I Certificates.

                  11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class R-I Certificates.

                  12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class R-I Certificates that the Owner intends to pay taxes associated with holding the Class R-I Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-I Certificates.

                  13. That the Owner is not acquiring the Class R-I Certificates with the intent to transfer any of the Class R-I Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R-I Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-I Certificates remain outstanding.

                  14. That Owner will, in connection with any transfer that it makes of any Class R-I Certificate, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-I Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

                  15. That Owner will, in connection with any transfer that it makes of any Class R-I Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class R-I Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class R-I Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-I Certificates remain outstanding; or (iii) is not a "Permitted Transferee".

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its Authorized Signatory, attested by its [Assistant] Secretary, this ___ day of _______, 199__.


                                  [NAME OF OWNER]




                                  By:
                                  [Name of Officer]
                                  [Title of Officer]



ATTEST:




[Assistant] Secretary


                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of _______, 199__.



                                  NOTARY PUBLIC

                                  COUNTY OF
                                  STATE OF
                                  My Commission expires the       day of
                                                    , 19  .

                          FORM OF TRANSFEROR CERTIFICATE             EXHIBIT H-2
                        PURSUANT TO SECTION 5.02(d)(i)(D)
                REGARDING TRANSFER OF THE CLASS R-I CERTIFICATES





                                          [Date]



LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

     Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-I, evidencing a ____% percentage interest in the Class to which they belong

Dear Sirs:

                  This letter is delivered to you in connection with the transfer by (the "Transferor") to (the "Transferee") of the captioned Class R-I Certificates (the "Class R-I Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

                  1. No purpose of the Transferor relating to the transfer of the Class R-I Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

                  2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Transferor does not know or believe that any representation contained therein is false.

                  3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Class R-I Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                   Very truly yours,



                                   (Transferor)

                                   By:
                                   Name:
                                   Title:

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT         EXHIBIT I-1
                        PURSUANT TO SECTION 5.02(d)(i)(B)
                REGARDING TRANSFER OF THE CLASS R-II CERTIFICATES


STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )


                  [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants:

                  1. That he is [Title of Officer] of [Name of Owner] (the "Owner"), a ____________________________ duly organized and existing under the laws of [the State of _________] [the United States], and the owner of the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-II evidencing a ___% Percentage Interest (the "Class R-II Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc., as Depositor, Midland Loan Services, L.P., as Master Servicer and Special Servicer, ABN AMRO Bank N.V., as Fiscal Agent and LaSalle National Bank, as Trustee.

                  2. That the Owner (i) is a "Permitted Transferee" as of _______________ and that for so long as it retains its Ownership Interest in the Class R-II Certificates, it will endeavor to remain a Permitted Transferee and
(ii) is acquiring the Class R-II Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R-II Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R-II Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that the Class R-II Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R-II Certificates if at any time during the taxable year of the pass-through entity a nonPermitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

                  5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R-II Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-II Certificates will only be owned, directly or indirectly, by Permitted Transferees.

                  7. That the Owner's taxpayer identification number is
_______________.

                  8. That the Owner has reviewed the restrictions set forth on the face of the Class R-II Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-II Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9. That the Owner is not acquiring and will not transfer the Class R-II Certificates in order to impede the assessment or collection of any tax.

                  10. That the Owner anticipates that it will, so long as it holds any of the Class RII Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R-II Certificates.

                  11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class R-II Certificates.

                  12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class R-II Certificates that the Owner intends to pay taxes associated with holding the Class R-II Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-II Certificates.

                  13. That the Owner is not acquiring the Class R-II Certificates with the intent to transfer any of the Class R-II Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R-II Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-II Certificates remain outstanding.

                  14. That Owner will, in connection with any transfer that it makes of any Class R-II Certificate, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-II Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

                  15. That Owner will, in connection with any transfer that it makes of any Class R-II Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class R-II Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class R-II Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-II Certificates remain outstanding; or (iii) is not a "Permitted Transferee".

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its Authorized Signatory, attested by its [Assistant] Secretary, this ___ day of _______, 199__.


                                      [NAME OF OWNER]




                                      By:
                                      [Name of Officer]
                                      [Title of Officer]



ATTEST:




[Assistant] Secretary


                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this _____ day of _______, 199__.



                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My Commission expires the       day of
                                                      , 19  .

                         FORM OF TRANSFEROR CERTIFICATE             EXHIBIT I-2
                        PURSUANT TO SECTION 5.02(d)(i)(D)
                REGARDING TRANSFER OF THE CLASS R-II CERTIFICATES




                                          [Date]


LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1

    Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-II, evidencing a ____% percentage interest in the Class to which they belong

Dear Sirs:

                  This letter is delivered to you in connection with the transfer by (the "Transferor") to (the "Transferee") of the captioned Class R-II Certificates (the "Class R-II Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

                  1. No purpose of the Transferor relating to the transfer of the Class R-II Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

                  2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J-1. The Transferor does not know or believe that any representation contained therein is false.

                  3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future.

The Transferor understands that the transfer of the Class R-II Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                  Very truly yours,



                                  (Transferor)

                                  By:
                                  Name:
                                  Title:

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT         EXHIBIT J-1
                        PURSUANT TO SECTION 5.02(d)(i)(B)
               REGARDING TRANSFER OF THE CLASS R-III CERTIFICATES


STATE OF NEW YORK                   )
                                    : ss.:
COUNTY OF NEW YORK                  )


                  [NAME OF OFFICER], being first duly sworn, deposes, represents and warrants:

                  1. That he is [Title of Officer] of [Name of Owner] (the "Owner"), a ____________________________ duly organized and existing under the laws of [the State of _________] [the United States], and the owner of the Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-III evidencing a ___% Percentage Interest (the "Class R-III Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Midland Loan Services, L.P. as Master Servicer and Special Servicer, ABN AMRO Bank N.V. as Fiscal Agent and LaSalle National Bank as Trustee.

                  2. That the Owner (i) is a "Permitted Transferee" as of _______________ and that for so long as it retains its Ownership Interest in the Class R-III Certificates, it will endeavor to remain a Permitted Transferee and
(ii) is acquiring the Class R-III Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R-III Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R-III Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that the Class R-III Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R-III Certificates if at any time during the taxable year of the pass-through entity a nonPermitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

                  5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R-III Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-III Certificates will only be owned, directly or indirectly, by Permitted Transferees.

                  7. That the Owner's taxpayer identification number is
_______________.

                  8. That the Owner has reviewed the restrictions set forth on the face of the Class R-III Certificates and the provisions of Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-III Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  9. That the Owner is not acquiring and will not transfer the Class R-III Certificates in order to impede the assessment or collection of any tax.

                  10. That the Owner anticipates that it will, so long as it holds any of the Class RIII Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R-III Certificates.

                  11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class R-III Certificates.

                  12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class R-III Certificates that the Owner intends to pay taxes associated with holding the Class RIII Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-III Certificates.

                  13. That the Owner is not acquiring the Class R-III Certificates with the intent to transfer any of the Class R-III Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R-III Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-III Certificates remain outstanding.

                  14. That Owner will, in connection with any transfer that it makes of any Class R-III Certificate, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R-III Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

                  15. That Owner will, in connection with any transfer that it makes of any Class R-III Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class R-III Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class R-III Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R-III Certificates remain outstanding; or (iii) is not a "Permitted Transferee".

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its Authorized Signatory, attested by its [Assistant] Secretary, this ___ day of _______, 199__.


                                      [NAME OF OWNER]




                                      By:
                                      [Name of Officer]
                                      [Title of Officer]



ATTEST:




[Assistant] Secretary


                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer] of the Owner, and acknowledged to me that he or she executed the same as his or her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this _____ day of _______, 199__.



                                      NOTARY PUBLIC

                                      COUNTY OF
                                      STATE OF
                                      My Commission expires the       day of
                                                        , 19  .

                         FORM OF TRANSFEROR CERTIFICATE              EXHIBIT J-2
                        PURSUANT TO SECTION 5.02(d)(i)(D)
               REGARDING TRANSFER OF THE CLASS R-III CERTIFICATES




                                          [Date]


LaSalle National Bank
135 South LaSalle Street, Suite 200
Chicago, Illinois 60603-4017
Attention: Salomon Brothers Mortgage Securities VII, Inc., Series 1996-C1


     Re: Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1996-C1, Class R-III, evidencing a ____% percentage interest in the Class to which they belong

Dear Sirs:

                  This letter is delivered to you in connection with the transfer by (the "Transferor") to (the "Transferee") of the captioned Class R-III Certificates (the "Class R-III Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor, Midland Loan Services, L.P. as master servicer and special servicer, ABN AMRO Bank N.V. as fiscal agent and LaSalle National Bank as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

                  1. No purpose of the Transferor relating to the transfer of the Class R-III Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

                  2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit J-1. The Transferor does not know or believe that any representation contained therein is false.

                  3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future.

The Transferor understands that the transfer of the Class R-III Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

                                  Very truly yours,



                                  (Transferor)

                                  By:
                                  Name:
                                  Title:

                    FORM OF UCC-1 FINANCING STATEMENT                 EXHIBIT K

                                                          EXHIBIT A TO EXHIBIT K

                  This Exhibit A is attached to and incorporated in a financing statement pertaining to SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., as Depositor (referred to as the "Debtor" for the purpose of this financing statement only), and LASALLE NATIONAL BANK, as trustee for the holders of the Series 1996-C1 Certificates (referred to as the "Secured Party" for purposes of this financing statement only), under that certain Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling and Servicing Agreement"), among the Debtor, Midland Loan Services, L.P. as master servicer (in such capacity, the "Master Servicer"), Midland Loan Services, L.P. as special servicer (in such capacity, the "Special Servicer"), ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent") and the Secured Party, relating to the issuance of the Debtor's Mortgage Pass-Through Certificates, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class IO, Class R-I, Class R-II and Class R-III, Series 1996-C1 (collectively, the "Series 1996- C1 Certificates"). Capitalized terms used herein and not defined shall have the respective meanings given to them in the Pooling and Servicing Agreement. The attached financing statement covers all of the Debtor's right (including the power to convey title thereto), title and interest in and to the Trust Fund created by the Pooling and Servicing Agreement, consisting of the following:

                  1. The mortgage notes or other evidence of indebtedness of a borrower (the "Mortgage Notes") with respect to the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, which Mortgage Loan Schedule is attached hereto as Annex J;

                  2. The related mortgages, deeds of trust or other similar instruments securing such Mortgage Notes (the "Mortgages");

                  3. With respect to each Mortgage Note and each Mortgage, each other document in the related Mortgage File;

                  4. (a) the Certificate Account created by the Master Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Certificate Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Annex I hereto), and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                  5.       All REO Property;

                  6. (a) the REO Account required to be maintained by the Special Servicer pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the REO Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Annex I hereto), and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                  7. (a) the Reserve Account(s) and Servicing Account(s) maintained by the Master Servicer or Special Servicer pursuant to the Pooling and Servicing Agreement, and
                           (b) all funds from time to time on deposit in such accounts;

                  8. (a) the Distribution Account created by the Trustee pursuant to the Pooling and Servicing Agreement, (b) all funds from time to time on deposit in the Distribution Account, (c) the investments of any such funds consisting of securities, instruments or other obligations (including the Permitted Investments described on Annex I hereto), and (d) the general intangibles consisting of the contractual right to payment, including the right to payments of principal and interest and the right to enforce the related payment obligations, arising from or under any such investments;

                  9. All insurance policies, including the right to payments thereunder, with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement, transferred to the Trust Fund and to be serviced by the Master Servicer or Special Servicer; and

                  10. All income, payments, products and proceeds of any of the foregoing, together with any additions thereto or substitutions therefor.

THE DEBTOR AND THE SECURED PARTY INTEND THE TRANSACTIONS CONTEMPLATED BY THE POOLING AND SERVICING AGREEMENT TO CONSTITUTE A SALE OF THE INTEREST IN THE MORTGAGE NOTES, THE RELATED MORTGAGES AND THE OTHER DOCUMENTS IN THE RELATED MORTGAGE FILES EVIDENCED BY THE SERIES 1996-C1 CERTIFICATES, AND THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. THE REFERENCES HEREIN TO MORTGAGE NOTES SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY MORTGAGE NOTE IS NOT AN INSTRUMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE OR THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN ANY MORTGAGE NOTE, MORTGAGE OR OTHER DOCUMENT IN A MORTGAGE FILE. IN ADDITION, THE REFERENCES HEREIN TO SECURITIES, INSTRUMENTS AND OTHER OBLIGATIONS (INCLUDING WITHOUT LIMITATION, PERMITTED INVESTMENTS) SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING WITHOUT LIMITATION, ANY PERMITTED INVESTMENT) IS NOT AN INSTRUMENT, A CERTIFICATED SECURITY OR AN UNCERTIFICATED SECURITY WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NOR SHOULD THIS FINANCING STATEMENT BE CONSTRUED AS A CONCLUSION THAT A FILING IS NECESSARY TO PERFECT THE OWNERSHIP OR SECURITY INTEREST OF THE SECURED PARTY IN THE CONTRACTUAL RIGHT TO PAYMENT, INCLUDING THE RIGHT TO PAYMENTS OF PRINCIPAL AND INTEREST AND THE RIGHT TO ENFORCE THE RELATED PAYMENT OBLIGATIONS, ARISING FROM OR UNDER ANY SECURITY, INSTRUMENT OR OTHER OBLIGATION (INCLUDING WITHOUT LIMITATION, ANY PERMITTED INVESTMENT). WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES.

                                               ANNEX I TO EXHIBIT A TO EXHIBIT K

                  The term "Permitted Investments" shall include any of the following instruments, securities or other obligations:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the long-term unsecured debt obligations, or the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest applicable rating category of each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned thereby to any Class of Certificates, as evidenced in writing by such Rating Agency);

                  (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated in the highest short term rating category of each Rating Agency (or, in the case of either Rating Agency, such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned thereby to any Class of Certificates, as evidenced in writing by the Rating Agency);

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each Rating Agency;

                  (v) units of money market funds rated in the highest short term rating category of each Rating Agency and that seek to maintain a constant net asset value; and

                  (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided by each Rating Agency in writing to the Master Servicer, the Special Servicer and the Trustee;

provided that (a) an investment enumerated above shall be a Permitted Investment notwithstanding that Fitch has not assigned any rating thereto (provided, that one other nationally recognized statistical rating organization besides Standard & Poor's has assigned the related applicable rating thereto), and (b) no investment described hereunder shall evidence either the right to receive (i) only interest with respect to such investment or (ii) a yield to maturity (at the time of purchase) greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

                                               ANNEX J TO EXHIBIT A TO EXHIBIT K

                             MORTGAGE LOAN SCHEDULE

                   SALOMON BROTHERS REALTY CORP. (THE "SELLER")        EXHIBIT L
                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

                  FOR PURPOSES OF THIS EXHIBIT L, THE PHRASE "THE SELLER'S ACTUAL KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO.

                  With respect to each Mortgage Loan, the Seller hereby represents and warrants to the Depositor that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date:

                  1. MORTGAGE LOAN SCHEDULE. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

                  2. WHOLE LOAN; OWNERSHIP OF MORTGAGE LOANS. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the sale of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign the Mortgage Loans to or at the direction of the Depositor and has validly and effectively conveyed (or caused to be conveyed) to the Depositor or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Depositor or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained, and no bulk sale law applies to such sale.

                  3. PAYMENT RECORD. As of the Cut-off Date, no scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

                  4. LIEN; VALID ASSIGNMENT. Each Mortgage constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien upon the related Mortgaged Property, prior to all other liens and encumbrances except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, none of which materially interferes with the security intended to be provided by such Mortgage, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy none of which materially interferes with the security intended to be provided by such Mortgage and (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the use, enjoyment, value or marketability of the related Mortgaged Property, or the ability of such Mortgaged Property to generate net operating income sufficient to service the related Mortgage Loan. The related assignment of Mortgage executed and delivered by the Seller is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the Depositor or its designee all of the Seller's right, title and interest in, to and under such Mortgage. Each Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the Seller in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. Either a Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property or a Uniform Commercial Code financing statement with respect to such personal property has been fully executed in accordance with applicable laws and is in form and substance sufficient, upon recordation and/or filing thereof in all necessary places, to perfect a valid security interest in such personal property.

                  5. ASSIGNMENT OF LEASES AND RENTS. The assignment of leases and/or rents related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The Seller has the full right to assign to the Depositor or the Depositor's designee all of the Seller's right, title and interest in, to and under such assignment of leases and/or rents. The related assignment of such assignment of leases and/or rents executed and delivered by the Seller is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the Depositor or its designee all of the Seller's right, title and interest in, to and under such assignment of leases and/or rents. To the Seller's actual knowledge, no Person other than the Mortgagor owns any interest in any payments due under the related leases that is superior to the lien of the related Mortgage.

                  6. MORTGAGE STATUS; WAIVERS AND MODIFICATIONS. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related Mortgaged Property has not been released from the lien of any Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. None of the terms of any Mortgage Note or Mortgage or any assignment of leases and/or rents related to a Mortgage Loan have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

                  7. CONDITION OF PROPERTY; CONDEMNATION. To the Seller's actual knowledge and except as set forth in a property condition report previously delivered by the Seller to the Depositor, each Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan. There is no proceeding pending for the total or partial condemnation of or affecting the Mortgaged Properties. To the Seller's actual knowledge, as of the date of the origination of the Mortgage Loan, all of the material improvements on the property of such Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroach upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property.

                  8. TITLE INSURANCE. Each Mortgaged Property is covered by an American Land Title Association lender's title insurance policy (or equivalent form) in the original principal amount of the related Mortgage Loan after all advances of principal (the "Title Policy") insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy is in full force and effect, and to the Seller's actual knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage of such Title Policy. Such Title Policy is assignable to or endorsable in favor of the Trustee for the benefit of the Certificateholders without the consent of or notice to the insurer. On the date of the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy will be valid and in full force and effect, with all premiums thereon having been paid, and immediately following the transfer and assignment of such Mortgage Loan to the Trustee, such Title Policy will inure to the benefit of the Trustee.

                  9. NO HOLDBACKS. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect to the Mortgage Loans. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor that were to have been complied with on or before the Closing Date have been complied with or any such escrow funds have not been released.

                  10. MORTGAGE PROVISIONS. The related Mortgage Note or the related Mortgage for each Mortgage Loan, together with applicable state law, contains enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  11. TRUSTEE UNDER DEED OF TRUST. If a Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) except in connection with a trustee's sale after default by the related Mortgagor, no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof.

                  12. ENVIRONMENTAL CONDITIONS. An environmental site assessment was performed with respect to each Mortgaged Property in connection with the origination of the related Mortgage Loan, a report of each such assessment (an "Environmental Report") has been delivered to the Depositor, and either (x) no such Environmental Report reveals any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date of such Environmental Report, in material violation of any applicable environmental laws or (y) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then either (i) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of the related Mortgage Loan, or (ii) a sufficient escrow of funds exists for purposes of effecting such remediation, or (iii) the related Mortgagor or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority.

                  13. LOAN DOCUMENT STATUS. Each Mortgage Note, related Mortgage, and each other agreement executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

                  14. INSURANCE. All improvements upon each Mortgaged Property are insured against loss by hazards of extended coverage in an amount equal to or greater than the lesser of the outstanding principal balance of the related Mortgage Loan and 100% of the full replacement cost of the improvements located on the related Mortgaged Property. The Mortgaged Properties for all of the Mortgage Loans are the subject of a business interruption insurance policy providing coverage for at least six months. If any portion of a Mortgaged Property was, at the time of the origination of the related Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the outstanding principal balance of the related Mortgage Loan, and (2) the full insurable value of such Mortgaged Property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. All such hazard and flood insurance policies (collectively, the "hazard insurance policy") contain a standard "New York" mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, are not terminable and the amount of coverage provided thereunder may not be reduced without ten (10) days prior written notice to the mortgagee, and all premiums payable thereon, whether annual or otherwise, have been paid. No notice of termination, cancellation or reduction has been received and is currently outstanding with respect to any such hazard insurance policy.

                  15. TAXES AND ASSESSMENTS. There are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the Business Day immediately preceding the date on which interest and/or penalties would be payable thereon.

                  16. MORTGAGOR BANKRUPTCY. To the Seller's actual knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  17. FEE SIMPLE INTEREST, LOCAL LAW COMPLIANCE. Each Mortgaged Property consists of an estate in fee simple in real estate and each improvement located on or forming part of a Mortgaged Property complies with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if such an improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property; no Mortgage Loan is secured in any material part by the interest of the related Mortgagor as a lessee under a ground lease of real property.

                  18. ESCROW DEPOSITS. With respect to escrow deposits and payments, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

                  19. LTV RATIO. The gross proceeds of the Mortgage Loan to the Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either (A) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; PROVIDED, that for purposes hereof, the fair market value of the real property interest must first be reduced by (a) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (b) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is crosscollateralized with such Mortgage Loan, in which event the computation described in clauses (i) and (ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans), or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

                  20. MORTGAGE LOAN MODIFICATIONS. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(ii) of paragraph 19, including the proviso thereto.

                  21. ADVANCEMENT OF FUNDS BY THE SELLER. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan, except with respect to the Mortgage Loan identified on the Mortgage Loan Schedule as Loan Number 25, with respect to which the Seller may have received Mortgage Loan payments from the co-maker of the related Mortgage Note, which does not own the related Mortgaged Property.

                  22. EQUITY INTEREST. With respect to each Mortgage Loan, the indebtedness evidenced by such Mortgage Loan is not automatically convertible into an equity ownership interest in the related Mortgaged Property or the related Mortgagor.

                  23. LEGAL PROCEEDINGS. To the Seller's actual knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  24. JUNIOR LIENS. None of the Mortgage Loans permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof. With the exceptions of the Mortgage Loans identified on the Mortgage Loan Schedule as Loan ID Number 5 (as to which there exists a lien on the related Mortgaged Property junior to the lien of the related Mortgage in the original principal amount of $700,000) and Loan ID Number 25 (as to which there exists a "wrap" lien on the related Mortgaged Property junior to the lien of the related Mortgage in the original principal amount of $14,897,013), to the Seller's actual knowledge, the Mortgaged Properties are not encumbered by any liens junior to, or of equal priority with, the liens of the related Mortgages.

                  25. COMMERCIAL LEASES. To the Seller's actual knowledge, (i) all material commercial leases affecting the Mortgaged Properties are in full force and effect and (ii) there exists no default under any such material commercial lease either by the lessee thereunder or by the related Mortgagor that could give rise to the termination of such lease.

                  26. NO MECHANICS' LIENS. The related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage.

                  27. COMPLIANCE WITH UNDERWRITING POLICIES. Each Mortgage Loan (other than the Mortgage Loans identified on the Mortgage Loan Schedule as Loan ID Numbers 11, 42, 43, 5, 12, 32, 1, 9, 6, 13, 8, 4, 10, 7, 14, 2 and 3, which are the Mortgage Loans purchased by the Seller from Greenwich Capital Financial Products, Inc.) was originated either by or on behalf of the Seller and complied with the Seller's commercial and multifamily mortgage loan underwriting policies in effect as of the date such Mortgage Loan was originated.

                  28. COMPLIANCE WITH USURY LAWS. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

                  29. LICENSES AND PERMITS. To the Seller's actual knowledge, as of the date of origination of each Mortgage Loan, (i) the related Mortgagor was in possession of all material licenses, permits and authorizations required by applicable law for the ownership and operation of the related Mortgaged Property and (ii) all such licenses, permits and authorizations were valid and in full force and effect. , 30. SERVICING PRACTICES. The servicing and collection practices used by or on behalf of the Seller with respect to the Mortgage Loans have been in all material respects legal and prudent and have met customary standards utilized by prudent institutional commercial and multifamily mortgage loan servicers.

                  31. CROSS-COLLATERALIZATION. No Mortgage Loan is cross-collateralized with any loan other than one or more other Mortgage Loans.

                  32. RELEASES OF MORTGAGED PROPERTY. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan. The Mortgage Notes and/or Mortgages relating to the Mortgage Loans identified on the Mortgage Loan Schedule as Loan ID Numbers 33, 34, 35, 36, 48 and 54 require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) in each such case except for Loan ID Number 54, the payment of a release price and prepayment consideration in connection therewith.

                  33. NO MATERIAL DEFAULT. There exists no material default, breach, violation or event of acceleration under the related Mortgage Note or Mortgage, and there exists no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and of the related Mortgaged Property. Notwithstanding the foregoing, the Seller makes no representation or warranty with respect to any default, breach, violation or event of acceleration (x) that may have occurred as a result of any failure of the related Mortgagor to comply with any "due on sale" or "due on encumbrance" provision contained in the related Mortgage Note or Mortgage or (y) that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 9, 12, 14, 15, 16, 17, 18, 24, 25, 26 and 29 of this Exhibit L.

                         FORM OF LOST NOTE AFFIDAVIT                   EXHIBIT M


                  Salomon Brothers Realty Corp., a New York corporation (the "Seller"), by its undersigned authorized representative, hereby certifies:

                  34. Pursuant to the Mortgage Loan Purchase Agreement, dated February 27, 1996, between the Seller and Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), the Seller will grant all of its right, title and interest in and to the Mortgage Loan identified below to the Depositor.

                  2. Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1996 (the "Pooling Agreement"), among the Depositor, as depositor, Midland Loan Services, L.P., as master servicer and special servicer, LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent, the Depositor will grant all of its right, title and interest in and to such Mortgage Loan to the Trustee. Terms used but not defined herein have the respective meanings assigned to them in the Pooling Agreement.

                           Mortgage Loan Number:
                           Maker:
                           Original Principal Amount:
                           Original Mortgage Note Date:
                           Maturity Date:

                  3. The Seller is the current owner and holder of the indebtedness evidenced by the original Mortgage Note.

                  4. After diligent search, the Seller has been unable to locate the original Mortgage Note and believes it to be lost or misplaced.

                  5. A true, complete and correct photocopy of the original Mortgage Note is attached hereto.

                  6. If at any time the Seller locates the original Mortgage Note, the Seller shall endorse such original Mortgage Note in blank for transfer to the Trustee and shall promptly deliver the original Mortgage Note, so endorsed, to the Trustee or its designee.

                  7. The Seller hereby indemnifies the Trustee and the Certificateholders from and against any and all losses, liabilities, damages, claims or expenses of whatever kind (including without limitation attorneys' fees and disbursements) arising from or in connection with the Seller's failure to have delivered or cause to be delivered the original Mortgage Note to the Trustee or its designee, including without limitation any such losses, liabilities, damages, claims or expenses arising from or in connection with any action to enforce the indebtedness evidenced by such original Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of its possession of such original Mortgage Note.

                  8. This Lost Note Affidavit shall inure to the benefit of the Trustee and the Certificateholders and their respective successors and permitted assigns.

                                  SALOMON BROTHERS REALTY CORP.



                                  By:
                                  Name:
                                  Title:


Dated:  February 29, 1996